IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - x
                                            :
In re:                                      :   Chapter 11
                                            :
STONE & WEBSTER, INCORPORATED               :   Case No. 00-2142 (PJW)
et al.                                      :
-- --                                       :
                           Debtors.         :   Jointly Administered
                                            :
- - - - - - - - - - - - - - - - - - - - - - x

          THIRD AMENDED JOINT PLAN OF REORGANIZATION OF THE DEBTORS IN
       POSSESSION, THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS, FEDERAL
         INSURANCE COMPANY, MAINE YANKEE ATOMIC POWER COMPANY, AND THE
         OFFICIAL COMMITTEE OF EQUITY SECURITY HOLDERS WITH RESPECT TO
       (I) STONE & WEBSTER, INCORPORATED AND CERTAIN OF ITS SUBSIDIARIES
      AND AFFILIATES AND (II) STONE & WEBSTER ENGINEERS AND CONSTRUCTORS,
              INC. AND CERTAIN OF ITS SUBSIDIARIES AND AFFILIATES

Dated:   Wilmington, Delaware
         August 27, 2003

                                            SKADDEN, ARPS, SLATE, MEAGHER
                                              & FLOM LLP
                                            Gregg M. Galardi (I.D. No. 2991)
                                            Eric M. Davis (I.D. No. 3621)
                                            One Rodney Square
                                            P.O. Box 636
                                            Wilmington, Delaware 19899
                                            (302) 651-3000

                                                     -and-

                                            Edward J. Meehan
                                            1440 New York Avenue, N.W.
                                            Washington, D.C.  20005-2111

                                            Attorneys for Debtors and
                                            Debtors-in-Possession

                                       1

ORRICK, HERRINGTON &
  SUTCLIFFE LLP
Anthony Princi, Esq.
Lorraine S. McGowen, Esq.
666 Fifth Avenue
New York, New York 10103

                  - and -

LANDIS RATH & COBB LLP
Adam G. Landis (I.D. No. 3407)
919 Market Street, Suite 600
P.O. Box 2087
Wilmington, Delaware 19801
(302) 467-4400

Attorneys for the Official Committee
  of Unsecured Creditors

                  -and-

MANIER & HEROD
J. Michael Franks
Sam H. Poteet, Jr.
Thomas T. Pennington
150 4th Avenue North, Suite 2200
Nashville, Tennessee  37219
(615) 244-0030

                  -and-

DUANE MORRIS LLP
Michael R. Lastowski (I.D. No. 3892)
1100 North Market Street
Suite 1200
Wilmington, Delaware 19801-1246
(302) 657-4900

Attorneys for Federal Insurance Company

                  -and-

PIERCE ATWOOD
William J. Kayatta, Jr., Esq.
One Monument Square
Portland, Maine  04101
(207) 791-1100

                                       2

                  -and-

MARCUS, CLEGG & MISTRETTA, P.A.
George J. Marcus, Esq.
100 Middle Street, East Tower
Portland, Maine  04101-4102
(207) 828-8000

                  -and-

FERRY, JOSEPH & PEARCE, P.A.
Michael B. Joseph, Esq.
Theodore J. Tacconelli, Esq.
824 Market Street, Suite 904
P.O. Box 1351
Wilmington, Delaware 19899-1351
(302) 575-1555

Attorneys for Maine Yankee Atomic
  Power Company

                  -and-

BELL, BOYD & LLOYD LLC
David F. Heroy, Esq.
Carmen H. Lonstein, Esq.
70 West Madison Street, Suite 3300
Chicago, Illinois  60602
(312) 372-1121

                  - and -

BIFFERATO, BIFFERATO & GENTILOTTI
Ian Connor Bifferato, Esq.
1308 Delaware Avenue
Wilmington, Delaware 19806
(302) 429-1900

Attorneys for Official Committee of Equity
  Security Holders of Stone & Webster, Incorporated

                                       3

                                  INTRODUCTION

                  Stone and Webster, Incorporated ("SWINC") and Stone & Webster Engineers and Constructors, Inc. ("SWE&C) and their respective subsidiaries and affiliates that are debtors and debtors- in-possession in the above-captioned Chapter 11 Cases (together with SWINC and SWE&C, the "Debtors"), the Official Committee of Unsecured Creditors (the "Creditors' Committee"), Federal Insurance Company, an Indiana corporation ("Federal"), Maine Yankee Atomic Power Company ("Maine Yankee"), and the Official Committee of Equity Security Holders of Stone and Webster, Incorporated (the "Equity Committee") hereby collectively propose the following plan of reorganization (the "Third Joint Plan") for the resolution of outstanding creditor claims against and equity interests in the Debtors. All capitalized terms not defined in this Introduction have the meanings ascribed in Article I of the Third Joint Plan. Reference is made to the Disclosure Statement, distributed contemporaneously herewith, for a discussion of the Debtors' history, business, properties and operations, a summary and analysis of the Third Joint Plan, and certain related matters. The Debtors, the Creditors' Committee, Federal, Maine Yankee, and the Equity Committee are the proponents of the Third Joint Plan within the meaning of section 1129 of the Bankruptcy Code. These Chapter 11 Cases were consolidated for procedural purposes only and are being jointly administered pursuant to an order of the Court.

                  Under section 1125(b) of the Bankruptcy Code, a vote to accept or reject the Third Joint Plan cannot be solicited from holders of Claims or Interests until such time as the Disclosure Statement has been approved by the Court and distributed to such holders. ALL HOLDERS OF CLAIMS AND ALL HOLDERS OF INTERESTS ARE ENCOURAGED TO READ THIS THIRD JOINT PLAN AND THE DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THIS THIRD JOINT PLAN. Subject to certain restrictions and requirements set forth in section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019, the Debtors reserve the right to alter, amend, modify, revoke or withdraw this Third Joint Plan prior to its substantial consummation.

                                   ARTICLE I

                     DEFINITIONS, RULES OF INTERPRETATION,
                     COMPUTATION OF TIME AND GOVERNING LAW

         A.       SCOPE OF DEFINITIONS; RULES OF CONSTRUCTION

                  For purposes of this Third Joint Plan, except as expressly provided or unless the context otherwise requires, all capitalized terms not otherwise defined shall have the meanings ascribed to them in Article I of this Third Joint Plan. Any term used in this Third Joint Plan that is not defined herein, but is defined in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules. Whenever the context requires, such terms shall include the plural as well as the singular number, the masculine gender shall include the feminine and the feminine gender shall include the masculine.

         B.       DEFINITIONS

         1.1 "Administrative Claim" means a Claim for payment of an administrative expense of a kind specified in section 503(b) or 1114(e)(2) of the Bankruptcy Code and entitled to priority pursuant to section 507(a)(1) of the Bankruptcy Code, including, but not limited to, (a) the actual, necessary, costs and expenses, incurred after the Petition Date, of preserving the Estates and operating the businesses of the Debtors, including wages, salaries or commissions for services rendered after the commencement of the Chapter 11 Cases, (b) Professional Fee Claims, (c) all fees and charges assessed against the Estates under 28 U.S.C. ss. 1930 and (d) all Allowed Claims pursuant to a Final Order of the Court under section 546(c)(2)(A) of the Bankruptcy Code.

         1.2 "Administrative Claims Bar Date" means the last day for filing Administrative Claims, which day shall be sixty (60) days after the Confirmation Date.

         1.3 "AEC International" means AEC International Projects, Inc., a debtor and debtor-in- possession in Chapter 11 Case No. 00-2145 (PJW) pending in the United States District Court for the District of Delaware.

         1.4 "Allowed" means, when used in reference to a Claim or Interest a Claim or Interest as to which no objection has been filed by the respective Claim Objection Deadline set forth in this Third Joint Plan or an Order of the Court.

         1.5 "Allowed Class ... Claim" or "Allowed Class ... Interest" means an Allowed Claim or Allowed Interest in the particular Class described.

         1.6 "Allowed Federal Claim" means Federal's Allowed Claim as more particularly described in Article XIII.G.3 of the Third Joint Plan.

         1.7 "Allowed Maine Yankee Claim" means Maine Yankee's Allowed Claim as more particularly described in Article XIII.G.4 of the Third Joint Plan.

         1.8 "Allowed SWE&C Claim" or "Allowed SWE&C Interest" means a Claim or any portion thereof, or an Interest or any portion thereof, against SWE&C or a SWE&C Subsidiary (a) as to which no objection to allowance or request for estimation has been filed on or before the SWE&C Claims Objection Deadline, (b) that has been expressly allowed by a Final Order, (c) that either (x) has been Scheduled as a liquidated, non-contingent, undisputed claim or interest in an amount greater than zero in the Debtors' Schedules, as such schedules may from time to time be amended or modified in accordance with the Bankruptcy Code, Bankruptcy Rules, or orders of the Court before the SWE&C Claims Objection Deadline or (y) is the subject of a timely proof of claim or interest as to which either (i) no objection to its allowance has been filed (either by way of objection or amendment to the Schedules) within the periods of limitation fixed by the Bankruptcy Code, the SWE&C Claims Objection Deadline or by any order of the Court or (ii) any objection to its allowance has been settled, waived through payment, or withdrawn, or has been denied by a Final Order, or (d) that is expressly allowed in a liquidated amount in the Third Joint Plan; provided, however, that, with respect to a SWE&C Administrative Claim, "Allowed SWE&C Administrative Claim" means a SWE&C Administrative Claim as to which a timely request for payment has been made in accordance with Article XIV.A hereof (if such written request is required) or other SWE&C Administrative Claim, in each case as to which the Debtors (1) have not interposed a timely objection or (2) have interposed a timely objection and such objection has been settled, waived through payment, or withdrawn, or has been denied by a Final Order.

         1.9 "Allowed SWINC Claim" or "Allowed SWINC Interest" means a Claim or any portion thereof, or an Interest or any portion thereof, against SWINC or a SWINC Subsidiary (a) as to which no objection to allowance or request for estimation has been filed on or before the SWINC Claims Objection Deadline, (b) that has been expressly allowed by a Final Order, (c) that either (x) has been Scheduled as a liquidated, non-contingent, undisputed claim or interest in an amount greater than zero in the Debtors'

Schedules, as such schedules may from time to time be amended or modified in accordance with the Bankruptcy Code, Bankruptcy Rules, on orders of the Court before the SWINC Objection Deadline or (y) is the subject of a timely proof of claim or interest as to which either (i) no objection to its allowance has been filed (either by way of objection or amendment to the Schedules) within the periods of limitation fixed by the Bankruptcy Code, the SWINC Claims Objection Deadline or by any order of the Court or (ii) any objection to its allowance has been settled, waived through payment, or withdrawn, or has been denied by a Final Order, or (d) that is expressly allowed in a liquidated amount in the Third Joint Plan; provided, however, that, with respect to a SWINC Administrative Claim, "Allowed SWINC Administrative Claim" means an Administrative Claim as to which a timely request for payment has been made in accordance with Article XIV.A hereof (if such written request is required) or other SWINC Administrative Claim, in each case as to which the Debtors (1) have not interposed a timely objection or (2) have interposed a timely objection and such objection has been settled, waived through payment, or withdrawn, or has been denied by a Final Order.

         1.10 "Allowed SWINC Subrogation Claim" means the Class 5B Allowed Claim held by the Consolidated SWINC Estate, in the amount of $16.8 million, on account of the SWINC MY Contribution Claim against the Consolidated SWE&C Estate, as provided in Article XIII.G.4 of the Third Joint Plan.

         1.11 "Amended Certificate of Incorporation and By-laws of SWINC" means Reorganized SWINC's certificate of incorporation and by-laws in effect under the laws of the State of Delaware, as amended and restated pursuant to the Third Joint Plan.

         1.12 "Asbestos Claim" means any Claim whenever or wherever arising or asserted against the Debtors, their predecessors, successors or their present or former officers, directors or employees (whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, bonded, secured or unsecured) sounding in tort, contract, warranty, or any other theory of law, equity or admiralty for, relating to, or arising by reason of physical, emotional, bodily or other personal injury or damages, diagnosable or manifested before the Effective Date of the Third Joint Plan, (x) caused or allegedly caused, in whole or in part
(i) by asbestos or asbestos-containing products sold, installed, or removed by the Debtors, (ii) by services, actions or operations provided, completed or taken by the Debtors in connection with asbestos or asbestos-containing products, or (y) caused or allegedly caused by asbestos for which Debtors are otherwise liable under any applicable law, whether or not arising or allegedly arising from acts or omissions of the Debtors, their predecessors, successors or their present or former officers, directors or employees. Notwithstanding the foregoing, "Asbestos Claim" shall not include any Claim or demand (i) for loss of or damage to property or (ii) based on exposure to asbestos or asbestos-containing products solely during the course of the claimant's employment with the Debtors, their predecessors or successors.

         1.13 "Asbestos Insurance Carriers" means Travelers Insurance Company Aetna Casualty & Surety Company, Kemper National Insurance Company, Centennial Insurance Company, Argonaut Insurance Company, Royal Insurance Company and any other insurance companies that issued policies covering an Asbestos Claim.

         1.14 "Asbestos Trust" means the segregated trust fund established pursuant to the Asbestos Trust Agreement.

         1.15 "Asbestos Trust Agreement" means that certain agreement, effective as of the Effective Date, substantially in the form annexed hereto as Third Joint Plan Exhibit A, as it may be modified from time to time.

         1.16 "Asbestos Trust Assets" means the Asbestos Trust Payment and an Allowed Class 5B Claim in the amount of $1.0 million, as well as the Debtors' rights with respect to, among other things, indemnification, contribution or reimbursement under the insurance policies issued by the Asbestos Insurance Carriers (but not the policies themselves) and all of their rights under any other policies that provide coverage for Asbestos Claims (but not those policies themselves), but only to the extent of such coverage under those policies, which rights shall be transferred to the Asbestos Trustee.

         1.17 "Asbestos Trust Payment" means the Cash payment in the amount of $4.5 million made by the Debtors to the Asbestos Trust pursuant to the Asbestos Trust Agreement.

         1.18 "Asbestos Trustee" means the Person appointed to administer the Asbestos Trust in accordance with the terms of the Third Joint Plan and the Asbestos Trust Agreement, and any successor thereto.

         1.19 "Asset Purchase Agreement" means the asset purchase agreement, dated as of July 14, 2000, as subsequently amended, between the Debtors as sellers and Shaw as purchaser.

         1.20 "Associated Engineers" means Associated Engineers & Consultants, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2146 (PJW) pending in the United States District Court for the District of Delaware.

         1.21 "Auburn GC" means Auburn VPS General Corporation, a debtor and debtor-in- possession in Chapter 11 Case No. 00-2147 (PJW) pending in the United States District Court for the District of Delaware.

         1.22 "Auburn LC" means Auburn VPS Limited Corporation, a debtor and debtor-in- possession in Chapter 11 Case No. 00-2148 (PJW) pending in the United States District Court for the District of Delaware.

         1.23 "Available Asbestos Trust Cash" means any Cash remaining in the Asbestos Trust after deducting the amount determined by the Asbestos Trustee to be necessary and appropriate to reserve for future costs of administration of the Asbestos Trust (including, without limitation, the compensation, fees and costs of the Asbestos Trustee and the compensation, fees and costs of all professionals, consultants, agents and employees retained or to be retained by the Asbestos Trustee).

         1.24 "Available Cash" means the SWINC Available Cash or the SWE&C Liquidating Trust Available Cash.

         1.25 "Ballot" means each of the ballot forms distributed with the Disclosure Statement to holders of Impaired Claims and/or Interests entitled to vote under Article V hereof in connection with the solicitation of acceptances of the Third Joint Plan.

         1.26 "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330, as now in effect or hereafter amended.

         1.27 "Bankruptcy Rules" means collectively the Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, as amended, the Federal Rules of Civil Procedure, as amended, as applicable to the Chapter 11 Cases or proceedings therein, and the Local Rules of the Bankruptcy Court as applicable to the Chapter 11 Cases or proceedings therein, as the case may be.

         1.28 "Bar Date(s)" means the date(s), if any, designated by the Court as the last date(s) for filing Proofs of Claim or Interest against the Debtors.

         1.29 "Bar Date Order" means the Order Establishing Bar Date For Filing Proofs Of Claim, signed by the Court on July 18, 2000, as the same may have been or hereafter may be amended, modified or supplemented.

         1.30 "Belmont" means Belmont Constructors Company, Inc., a debtor and debtor-in- possession in Chapter 11 Case No. 00-2149 (PJW) pending in the United States District Court for the District of Delaware.

         1.31 "Business Day" means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

         1.32 "Canadian Cash" means all Cash held by SWCL not to exceed $5 million less the shared cost of the Isobord Claim Objection Litigation.

         1.33 "Cash" means legal tender of the United States of America and equivalents thereof.

         1.34 "CCS" means Commercial Cold Storage, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2150 (PJW) pending in the United States District Court for the District of Delaware.

         1.35 "Chapter 11 Cases" means the chapter 11 cases of the Debtors jointly administered under Case No. 00-2142 (PJW).

         1.36 "Chubb Canada" means Chubb Insurance Company of Canada.

         1.37 "Claim" means a claim, as such term is defined by section 101(5) of the Bankruptcy Code, against a Debtor, whether or not asserted.

         1.38 "Claims Agent" means Trumbull Services LLC.

         1.39 "Claimholder" means a holder of a Claim.

         1.40 "Claims Objection Deadline" means either the SWINC Claims Objection Deadline or the SWE&C Claims Objection Deadline.

         1.41 "Claims Registry" means the official list of Claims and Interests in these Chapter 11 Cases maintained by the Claims Agent.

         1.42 "Class" means a category of holders of Claims or Interests, as described in Article II hereof.

         1.43 "Collateral" means any property or interest in property of a Debtor's Estate subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state laws.

         1.44 "Confirmation" means entry by the Court of the Confirmation
Order.

         1.45 "Confirmation Date" means the date of entry by the clerk of the Bankruptcy Court of the Confirmation Order.

         1.46 "Confirmation Hearing" means the hearing to consider confirmation of the Third Joint Plan under section 1128 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

         1.47 "Confirmation Order" means the order entered by the Court confirming the Third Joint Plan.

         1.48 "Consolidated SWE&C Estate" means the substantively consolidated Estates of SWE&C and the SWE&C Subsidiaries.

         1.49 "Consolidated SWINC Estate" means the substantively consolidated Estates of SWINC and the SWINC Subsidiaries.

         1.50 "Consolidated SWINC Estate Governing Board" means the three (3) member board established pursuant to Article VII.G of this Third Joint Plan to advise, assist and supervise the SWINC Plan Administrator pursuant to the SWINC Plan Administrator Agreement.

         1.51 "Convenience Claim" means an Allowed Class 4A: SWINC General Unsecured Claim or an Allowed Class 4B: SWE&C General Unsecured Claim.

         1.52 "Court" means the United States Bankruptcy Court for the District of Delaware, currently presiding over these Chapter 11 Cases or such other court as may have jurisdiction over the Chapter 11 Cases, including the United States District Court for the District of Delaware which previously presided over the Chapter 11 Cases.

         1.53 "Creditor" means any Entity who holds a Claim against a Debtor.

         1.54 "Creditors' Committee" means the statutory committee of unsecured creditors appointed in the Chapter 11 Cases pursuant to section 1102(a) of the Bankruptcy Code.

         1.55 "Cure" means the distribution of Cash, or such other property as may be agreed upon by the parties or ordered by the Court, with respect to the assumption of an executory contract or unexpired lease, pursuant to section 365(b) of the Bankruptcy Code, in an amount equal to all unpaid monetary obligations, without interest, or such other amount as may be agreed upon by the parties, under such executory contract or unexpired lease, to the extent such obligations are enforceable under the Bankruptcy Code and applicable bankruptcy law.

         1.56 "Debtor" means, individually, SWINC, SWE&C, any of the SWINC Subsidiaries or any of the SWE&C Subsidiaries.

         1.57 "Debtors" means collectively, SWINC, SWE&C, the SWINC Subsidiaries, and the SWE&C Subsidiaries.

         1.58 "Delaware General Corporation Law" means title 8 of the Delaware Code, in effect as of the date hereof.

         1.59 "Disallowed SWE&C Claim" or "Disallowed SWE&C Interest" means a Claim or any portion thereof, or an Interest or any portion thereof, against SWE&C or a SWE&C Subsidiary that (a) has been disallowed or reallocated to a debtor not included in the Consolidated SWE&C Estate by a Final Order (b) is Scheduled at zero or Scheduled as contingent, disputed or unliquidated and as to which a proof of claim or interest bar date has been established but no proof of claim or interest has been filed or deemed timely filed with the Court pursuant to either the Bankruptcy Code or any Final Order of the Court or otherwise deemed timely filed under applicable law, or (c) is not Scheduled and as to which a proof of claim or interest bar date has been established but no proof of claim or interest has been filed or deemed timely filed with the Court pursuant to either the Bankruptcy Code or any Final Order of the Court or otherwise deemed timely filed under applicable law.

         1.60 "Disallowed SWINC Claim" or "Disallowed SWINC Interest" means a Claim or any portion thereof, or an Interest or any portion thereof, against SWINC or any SWINC Subsidiary that (a) has been disallowed or reallocated to a debtor not included in the Consolidated SWINC Estate by a Final Order (b) is Scheduled at zero Scheduled or as contingent, disputed or unliquidated and as to which a proof of claim or interest bar date has been established but no proof of claim or interest has been filed or deemed timely filed with the Court pursuant to either the Bankruptcy Code or any Final Order of the Court or otherwise deemed timely filed under applicable law, or (c) is not Scheduled and as to which a proof of claim or interest bar date has been established but no proof of claim or interest has been filed or deemed timely filed with the Court pursuant to either the Bankruptcy Code or any Final Order of the Court or otherwise deemed timely filed under applicable law.

         1.61 "Disclosure Statement" means the written disclosure statement (including all schedules thereto or referenced therein) that relates to this Third Joint Plan, as approved by the Court pursuant to section 1125 of the Bankruptcy Code, as the same may be amended, modified or supplemented.

         1.62 "Disputed Claims Reserves" means the SWINC Disputed Claims Reserve and the SWE&C Disputed Claims Reserve established under Article XI.C of the Third Joint Plan.

         1.63 "Disputed SWE&C Claim" or "Disputed SWE&C Interest" means a Claim or any portion thereof, or an Interest or any portion thereof, against SWE&C or any SWE&C Subsidiary a Debtor that is neither an Allowed SWE&C Claim nor a Disallowed SWE&C Claim, or an Allowed SWE&C Interest or a Disallowed SWE&C Interest, as the case may be, including, but not limited to, Claims (a) that
(i) have not been Scheduled by SWE&C or any SWE&C Subsidiary or (ii) have been Scheduled by SWE&C or any SWE&C Subsidiary at zero or as contingent, unliquidated or disputed, (b) that is the subject of a proof of claim or interest against SWE&C or any SWE&C Subsidiary that either (i) differs in nature, amount or priority from SWE&C or any SWE&C Subsidiary Schedules or (ii) asserts a Claim against SWE&C or any SWE&C Subsidiary that Claim would be properly asserted against SWINC or any SWINC Subsidiary or (c) the allowance or disallowance of which is not yet the subject of a Final Order.

         1.64 "Disputed SWINC Claim" or "Disputed SWINC Interest" means a Claim or any portion thereof, or an Interest or any portion thereof, against SWINC or any SWINC Subsidiary that is neither an Allowed SWINC Claim nor a Disallowed SWINC Claim, or an Allowed Interest or a Disallowed SWINC Interest, as the case may be, including, but not limited to, Claims (a) that (i) have not been Scheduled by a Debtor but should have been included on the Debtors Schedules as a Claim against or Interests in SWINC or a SWINC Subsidiary or (ii) have been Scheduled at zero or as contingent, unliquidated or disputed, (b) that are the subject of a proof of claim or interest that either (i) differs in nature, amount or priority from any of the Debtors' Schedules or (ii) asserts a Claim against SWINC or any SWINC Subsidiary that would be properly asserted against SWE&C or any SWE&C Subsidiary, or (c) the allowance or disallowance of which is not yet the subject of a Final Order.

         1.65 "Distribution Date" means the Effective Date and any subsequent date in which distributions are made under the Third Joint Plan.

         1.66 "DSS" means DSS Engineers, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2151 (PJW) pending in the United States District Court for the District of Delaware.

         1.67 "Effective Date" means the Business Day on which all conditions to the consummation of the Third Joint Plan as set forth in Article XII.B hereof have been satisfied or waived as provided in Article XII hereof and is the effective date of the Third Joint Plan.

         1.68 "Enclave Parkway" means 1430 Enclave Parkway Corporation, a debtor and debtor-in- possession in Chapter 11 Case No. 00-2143 (PJW) pending in the United States District Court for the District of Delaware.

         1.69 "Enclave Parkway Realty" means Enclave Parkway Realty, Inc., a debtor and debtor-in- possession in Chapter 11 Case No. 00-2152 (PJW) pending in the United States District Court for the District of Delaware.

         1.70 "Entity" means an Entity as defined in section 101(15) of the Bankruptcy Code.

         1.71 "Equity Committee" means the statutory committee of equity security holders appointed in the chapter 11 Cases pursuant to section 1102(a) of the Bankruptcy Code.

         1.72 "Equity Settlement Fund" means the fund to be established pursuant to Article XIII.G.5 of the Third Joint Plan, which shall be funded with the Cash from the Minimum Federal Distribution and the Initial Maine Yankee Distribution to be paid to holders of Allowed Class 9A:: SWINC Equity Interests that vote to accept the Third Joint Plan in the event that (i) Class 9A: SWINC Equity Interests vote to accept the Third Joint Plan, (ii) the Federal Settlement is approved, and (iii) the Maine Yankee Settlement is approved.

         1.73 "Equity Voting Record Date" means August 27, 2003, which shall be the date for determining holders of Old Securities entitled to vote on the Third Joint Plan.

         1.74 "Estate" means (a) individually, the estate of SWINC, SWE&C, any of the SWINC Subsidiaries, or any of the SWE&C Subsidiaries and (b) collectively, the estates of all of the Debtors created under section 541 of the Bankruptcy Code.

         1.75 "Face Amount" means (a) when used in reference to a Disputed or Disallowed Claim, either (i) the full stated liquidated amount claimed by the holder of such Claim in any proof of Claim timely filed with the Bankruptcy Court or otherwise deemed timely filed by any Final Order of the Court or other applicable bankruptcy law or (ii) if such Claim is unliquidated, zero (0), and
(b) when used in reference to an Allowed Claim, the allowed amount of such Claim.

         1.76 "Fast Supply" means Fast Supply Corporation, debtor and debtor-in-possession in Chapter 11 Case No. 00-2153 (PJW) pending in the United States District Court for the District of Delaware.

         1.77 "Federal" means Federal Insurance Company, an Indiana corporation.

         1.78 "Federal Settlement Agreement" means the agreement among the Debtors and Federal, effective as of the Effective Date, as described in
Article XIII of the Third Joint Plan.

         1.79 "File, Filed or Filing" means file, filed or filing with the Bankruptcy Court or its authorized designee in the Chapter 11 Cases.

         1.80 "Final Order" means an order or judgment of the Court, as entered on the docket in the Chapter 11 Cases, or the order or judgment of any other court of competent jurisdiction, the operation or effect of which has not been stayed, reversed, or amended and as to which order or judgment (or any revision, modification or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed, or, if filed, remains pending.

         1.81 "General Administrative Claim" means an Administrative Claim that is not a SWINC Administrative Claim nor a SWE&C Administrative Claim.

         1.82 "General Professional Fee Claim" means any Professional Fee Claim that is neither a SWINC professional Fee Claim nor a SWE&C Professional Fee Claim.

         1.83 "General Professional Fee Reserve" means the reserve account to be established and maintained under the Third Joint Plan into which will be deposited an amount equal to $10.6 million to fund and pay any Allowed General Professional Fee Claim.

         1.84 "General Unsecured Claim" means a Claim that is either a Class 5A: SWINC General Unsecured Claim or a Class 5B: SWE&C General Unsecured Claim.

         1.85 "GSES" means GSES Holding, LLC, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2154 (PJW) pending in the United States District Court for the District of Delaware.

         1.86 "IE&C" means International Engineers & Constructors, Incorporated, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2155
(PJW) pending in the United States District Court for the District of Delaware.

         1.87 "Impaired" means, when used in reference to a Claim or Interest, a Claim or Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

         1.88 "Indemnification Claim" means a Claim for, relating to, or arising by reason of, directly or indirectly, an Indemnification Obligation.

         1.89 "Indemnification Obligations" means the obligation of any of the Debtors to indemnify, reimburse or provide contribution to any present or former officer, director or employee, or any present or former professionals or advisors of the Debtors, pursuant to certificates of incorporation, by-laws, comparable organizational documents, contract, statute or otherwise as may be in existence immediately prior to the Petition Date, including, without limitation, accountants, auditors, financial consultants, underwriters or attorneys, whether pursuant to articles of incorporation, by-laws, comparable organizational documents, contract, statute or otherwise, regardless of whether the indemnification is owed in connection with a pre-petition or post-petition occurrence.

         1.90 "Initial Class 5A Distribution Amount" means the amount of SWINC Available Cash to be distributed to all holders of Allowed Class 5A: SWINC General Unsecured Claims on the Effective Date.

         1.91 "Initial Class 5B Distribution Amount" means the amount of SWE&C Available Cash to be distributed to the holders of Allowed Class 5B: SWE&C General Unsecured Claims on the Effective Date.

         1.92 "Initial Class 7A Distribution Amount" means the amount of SWINC Available Cash to be distributed to all holders of Allowed Class 7A: SWINC Subordinated Claims on the Effective Date.

         1.93 "Initial Class 8A Distribution Amount" means the amount of SWE&C Available Cash to be distributed to all holders of Allowed Class 8A: SWINC Securities Claims on the Effective Date.

         1.94 "Initial Maine Yankee Distribution" means an initial distribution in an amount no less than $1.8 million in Cash to Maine Yankee on account of the Allowed Maine Yankee Claim against the Consolidated SWINC Estate.

         1.95 "Insured Claim" means any Claim against a Debtor for which the Debtor is entitled to indemnification, reimbursement, contribution or other payment under a policy of insurance wherein a Debtor is an insured or beneficiary of the coverage of any of the Debtors.

         1.96 "Insurance Proceeds" means any recovery by the Debtors or other beneficiary of an insurance policy on account of or with respect to an Insured Claim.

         1.97 "Intraestate Claim" means either the SWINC Intraestate Claims or the SWE&C Intraestate Claims.

         1.98 "Intercompany Claim" means (a) any claim reflected in the books and records of account by one Debtor with respect to any other Debtor or (b) any Claim that is not reflected in such books and records entries but is held pursuant to the terms of this Third Joint Plan by a Debtor against any other Debtor. Intercompany Claims do not include claims by one Debtor against another Debtor for contribution, reimbursement, or subrogation based on distributions by either the Consolidated SWINC Estate or the Consolidated SWE&C Estate under the terms of the Third Joint Plan.

         1.99 "Interestate Disputes" means any disputes between the Consolidated SWINC Estate and the Consolidated SWE&C Estate regarding the allocation of assets and/or claims between the Consolidated SWINC Estate and the Consolidated SWE&C Estate, pending or proposed litigation, objections to Claims or settlements related to Claims filed or asserted against or that affect both Consolidated Estates, including any disagreements as to the manner and procedure for objecting to or settling such claims and the counsel to be selected for the prosecution of such objections or settlements.

         1.100 "Interestate Oversight Board" means the three (3) member board established pursuant to Article VII.P of this Third Joint Plan to resolve all interestate disputes regarding the classification of claims as SWINC or SWE&C claims or the allocation of assets between the Consolidated SWINC Estate and the Consolidated SWE&C Estate.

         1.101 "Interest" means (a) the legal, equitable, contractual and other rights of any Person with respect to the Old Common Stock, Old Common Stock Options or any other equity or membership interest in any of the Debtors and
(b) the legal, equitable, contractual or other rights of any Person to acquire or receive any of the foregoing.

         1.102 "Interestholder" means a holder of an Interest.

         1.103 "IRC" means the Internal Revenue Code of 1986, as amended and in effect.

         1.104 "IRS" means Internal Revenue Service of the United States of America.

         1.105 "Isobord" means Isobord Enterprises Inc.

         1.106 "Isobord Claim Objection Litigation" means that litigation with respect to SWE&C's objection to the proof of claim filed by Isobord in the Chapter 11 Cases.

         1.107 "Isobord Facility" means the facility to manufacture straw-based particle board using a process technology developed and patented by Isobord and Kvaerner Panel Systems GmbH.

         1.108 "Isobord Litigation" means that litigation initiated by Isobord against SWCL and SWEC in the Superior Court of Justice in Ontario, Canada, for CN$150,000,000 in June 2000.

         1.109 "Lien" means a charge against or interest in property to secure payment of a debt or performance of an obligation.

         1.110 "Litigation Claims" means the Claims, rights of action, suits or proceedings, whether in law or in equity, whether known or unknown, that a Debtor or its Estate may hold against any Person, or that is deemed property of a Debtor's Estate or a Consolidated Estate under the Third Joint Plan or applicable bankruptcy law, which are retained by the SWINC Plan Administrator, or the SWE&C Liquidating Trustee, or the respective Consolidated Estates, as the case may be, pursuant to Article VII.R of this Third Joint Plan, including, but not limited to, the claims described in Third Joint Plan Exhibit B.

         1.111 "Lumbermens" means Lumbermens Mutual Casualty Company, together with its business affiliate AXA Pacific Insurance Company.

         1.112 "Lumbermens Claim" means proof of claim no. 5179 filed by Lumbermens relating to losses suffered by Lumbermens solely in connection with surety bonds and which amended and superseded proofs of claim nos. 3300 and 4491. The Lumbermens Claim does not include any other proof of claim filed by Lumbermens.

         1.113 "Maine Yankee" means Maine Yankee Atomic Power Company.

         1.114 "Maine Yankee Settlement Agreement" means the agreement among the Debtors and Maine Yankee, effective as of the Effective Date, as described in Article XIII of the Third Joint Plan.

         1.115 "Minimum Federal Distribution" means the distribution or distributions to Federal in an aggregate amount of no less than $25 million on account of the Allowed Federal Claim against the Consolidated SWINC Estate.

         1.116 "Nordic Holdings" means Nordic Holdings, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2156 (PJW) pending in the United States District Court for the District of Delaware.

         1.117 "Nordic Investors" means Nordic Investors, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2157 (PJW) pending in the United States District Court for the District of Delaware.

         1.118 "Nordic Rail" means Nordic Rail Services, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2158 (PJW) pending in the United States District Court for the District of Delaware.

         1.119 "NRSI" means Nordic Refrigerated Services, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2159 (PJW) pending in the United States District Court for the District of Delaware.

         1.120 "NRSLP" means Nordic Refrigerated Services, Limited Partnership, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2160 (PJW) pending in the United States District Court for the District of Delaware.

         1.121 "NTS" means Nordic Transportation Services, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2161 (PJW) pending in the United States District Court for the District of Delaware.

         1.122 "Old Common Stock" means shares of common stock, par value $1.00 per share, of SWINC issued and outstanding as of the Petition Date, together with any options, warrants, or rights, contractual or otherwise, to acquire or receive any such stock, including, but not limited to the Old Common Stock Options and any contracts or agreements pursuant to which a non-Debtor party was or could have been entitled to receive SWINC common stock.

         1.123 "Old Common Stock Options" means the outstanding options to purchase Old Common Stock, as of the Petition Date.

         1.124 "Old Securities" means, collectively, the Old Common Stock and Old Common Stock Options.

         1.125 "Operating Reserve" means the reserve accounts to be established and maintained by the SWINC Plan Administrator and the SWE&C Liquidating Trustee into which the SWINC Plan Administrator and the SWE&C Liquidating Trustee shall from time to time deposit Cash to fund, among other things, the expenses of the SWINC Plan Administrator, as set forth more fully in the SWINC Plan Administrator Agreement and the expenses of SWE&C Liquidating Trustee, as set more fully in the SWE&C Liquidity Trust Agreement.

         1.126 "Other Priority Claim" means a Claim, other than an Administrative Claim or Priority Tax Claim, that is entitled to priority pursuant to section 507(a) of the Bankruptcy Code.

         1.127 "Pension Plan" means the Employee Retirement Plan of Stone & Webster, Incorporated and Participating Subsidiaries, as the same may have been or may be amended, modified, revised or restated.

         1.128 "Person" means a person as such term is defined in section 101(41) of the Bankruptcy Code.

         1.129 "Petition Date" means June 2, 2000, the date on which the Debtors filed their petitions for relief commencing the Chapter 11 Cases.

         1.130 "Plan Exhibit" means any exhibit attached to the Third Joint
Plan.

         1.131 "Plan Supplement" means the compilation of documents and forms of documents specified in the Third Joint Plan which will be filed with the Court not later than the deadline for objection to confirmation of the Third Joint Plan, October 20, 2003.

         1.132 "Polar Transport" means Polar Transport, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2162 (PJW) pending in the United States District Court for the District of Delaware.

         1.133 "Postpetition Interest" means interest accruing after the Petition Date until payment of an Allowed Claim.

         1.134 "Power Technologies" means Power Estate, Inc., f/k/a Power Technologies, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2163 (PJW) pending in the United States District Court for the District of Delaware.

         1.135 "Prescient" means Prescient Technologies, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2164 (PJW) pending in the United States District Court for the District of Delaware.

         1.136 "Priority Tax Claim" means a Claim that is entitled to priority pursuant to section 507(a)(8) of the Bankruptcy Code.

         1.137 "Professional" means any professional employed in the Chapter 11 Cases pursuant to section 327, 328 or 1103 of the Bankruptcy Code or otherwise and any professional seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

         1.138 "Professional Fee Claim" means a Claim of a Professional for compensation or reimbursement of costs and expenses relating to services incurred after the Petition Date and prior to or on the Effective Date.

         1.139 "Professional Fee Order" means the order under 11 U.S.C. ss.ss. 105(a) and 331 Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals, dated July 28, 2000.

         1.140 "Projects Engineers" means Projects Engineers, Incorporated, a debtor and debtor-in- possession in Chapter 11 Case No. 00-2165 (PJW) pending in the United States District Court for the District of Delaware.

         1.141 "Pro Rata" means, from time to time, unless the Third Joint Plan specifically provides otherwise, (a) with respect to Claims, the proportion that the Face Amount of a Claim in a particular Class of Claims bears to the aggregate Face Amount of all Claims (including Disputed Claims, but excluding Disallowed Claims) in such class and (b) with respect to Interests, the number of shares or units held by such Interestholder in relation to the total number of such shares or units outstanding included in such class.

         1.142 "Reorganized SWINC" means, the successor to SWINC and the SWINC Subsidiaries after giving effect to the substantive consolidation and merger of SWINC and the SWINC Subsidiaries into SWINC on the Effective Date pursuant to the Third Joint Plan.

         1.143 "Reorganized SWINC Board" means the Board of Directors of Reorganized SWINC, as reconstituted on the Effective Date.

         1.144 "Reorganized SWINC New Common Stock" means the shares of common stock, par value $.01 per share, of Reorganized SWINC authorized under Article VI.I hereof and under the Amended Certificate of Incorporation and By-laws of Reorganized SWINC.

         1.145 "Reorganized SWINC New Series A Preferred Stock" means the shares of Series A participating Preferred Stock, par value $.01 per share, of Reorganized SWINC authorized under Article VI.I hereof and under the Amended Certificate of Incorporation and By-laws of Reorganized SWINC.

         1.146 "Reorganized SWINC New Series B Preferred Stock" means the shares of series B participating Preferred Stock, par value $.01 per share, of Reorganized SWINC authorized under Article VI.I hereof and under the Amended Certificate of Incorporation and By-laws of Reorganized SWINC.

         1.147 "Reserves" means, one or more of: (i) the Disputed Claims Reserves, (ii) the Unclaimed Distribution Reserves and (iii) the Operating Reserves (iv) the Professional Fee Claims Reserves and (v) any other reserves established under the Third Joint Plan.

         1.148 "Restricted Cash" means the Cash segregated by the SWINC Plan Administrator from time to time to fund the Reserves.

         1.149 "Reversion" means the remaining assets within the Pension Plan after all Pension Plan liabilities have been satisfied.

         1.150 "Rockton Associates" means Rockton Associates, Incorporated, a debtor and debtor-in- possession in Chapter 11 Case No. 00-2166 (PJW) pending in the United States District Court for the District of Delaware.

         1.151 "Rockton Technical" means Rockton Technical Services Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2167
(PJW) pending in the United States District Court for the District of Delaware.

         1.152 "Sabal" means Sabal Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2168 (PJW) pending in the United States District Court for the District of Delaware.

         1.153 "Sabal Real Estate" means Sabal Real Estate Corporation, a debtor and debtor-in- possession in Chapter 11 Case No. 00-2169 (PJW) pending in the United States District Court for the District of Delaware.

         1.154 "Sale Order" means the Revised Order under 11 U.S.C. ss.ss. 105(a), 363, 365 and 1146(c), and Fed. R. Bankr. P. 2002, 6004, 6006 and 9014,
(A) Approving Asset Purchase Agreement; (B) Authorizing (i) Sale of Substantially all of Debtors' Assets Free and Clear of Liens, Claims, Interests and Encumbrances, (ii) Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, and (iii) Assumption of Certain Liabilities, entered by the Court on July 14, 2000, authorizing the Debtors' sale of substantially all of their assets to Shaw pursuant to the Asset Purchase Agreement.

         1.155 "Sale Proceeds" means the proceeds received by the Debtors from Shaw pursuant to the Asset Purchase Agreement.

         1.156 "SAW" means SAW Consulting Services, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2170 (PJW) pending in the United States District Court for the District of Delaware.

         1.157 "Scheduled" means, with respect to any Claim or Interest, the status and amount, if any, of such Claim or Interest as set further in the Schedules.

         1.158 "Schedules" means the schedules of assets and liabilities, the list of holders of Interests and the statements of financial affairs filed by the Debtors on July 14, 2000, as such schedules or statements have been or may be further modified, amended or supplemented in accordance with Bankruptcy Rule 1009 or orders of the Court, including, but not limited to, the amended schedules filed by the Debtors on April 2, 2003.

         1.159 "SC Wood" means SC Wood, LLC, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2171 (PJW) pending in the United States District Court for the District of Delaware.

         1.160 "Secured Claim" means a Claim (a) secured by a Lien on property in which an Estate has an interest or (b) that is subject to setoff under section 553 of the Bankruptcy Code and such right of setoff has been asserted by the holder of such right prior to the Confirmation Date in a property filed motion for relief from the automatic stay, to the extent of the value of the Claim holder's interest in the Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code.

         1.161 "Securities Claim" means (a) any claim or demand whenever and wherever arising or asserted against the Debtors, their predecessors, successors, or their present or former officers, directors or employees and (b) any debt, obligation or liability (whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, bonded, secured, or unsecured), whenever and wherever arising or asserted, of the Debtors, their predecessors, successors, or their present or former officers, directors or employees (including, but not limited to, all thereof in the nature of or sounding in tort, contract, warranty, or any other theory of law, equity or admiralty); in either case (a) and (b) for, relating to, or arising by reason of, directly or indirectly, the ownership of Old Securities, including, but not limited to, any Claim subject to subordination under section 510(b) of the Bankruptcy Code.

         1.162 "Selective Technologies" means Selective Technologies Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2172
(PJW) pending in the United States District Court for the District of Delaware.

         1.163 "Semi-annual Class 5A Distribution Amount" means, with respect to each Semi-annual Distribution Date, the amount of SWINC Available Cash distributed to all holders of Allowed Class 5A: SWINC General Unsecured Claims.

         1.164 "Semi-annual Class 5B Distribution Amount" means, with respect to each Semi-annual Distribution Date, the amount of SWE&C Available Cash to be distributed to holders of Allowed Class 5B SWE&C General Unsecured Claims.

         1.165 "Semi-annual Distribution Date" means (a) initially, the first Business Day occurring six (6) months after the Effective Date, and (b) subsequently, the first Business Day occurring six (6) full months after the immediately preceding Semiannual Distribution Date.

         1.166 "Shaw" means The Shaw Group Inc., a Louisiana corporation, and its affiliates and subsidiaries, including, but not limited to, SWINC Acquisition Three, Inc., a Louisiana corporation.

         1.167 "Shaw Sale" means the Debtors' sale of substantially all of their assets to Shaw pursuant to the Sale Order.

         1.168 "Sleeper Street" means Sleeper Street Realty Corporation, a debtor and debtor-in- possession in Chapter 11 Case No. 00-2173 (PJW) pending in the United States District Court for the District of Delaware.

         1.169 "Solicitation Order" means the order entered by the Court establishing procedures with respect to the solicitation and tabulation of votes to accept or reject this Third Joint Plan.

         1.170 "Substantive Consolidation Order" means the order, or provision of the Confirmation Order, substantively consolidating the Chapter 11 Cases, as provided in Article VII.A of the Third Joint Plan.

         1.171 "Substantive Consolidation Settlement" means the compromise and settlement proposed in the Third Joint Plan in Article VII.A and described in the Disclosure Statement.

         1.172 "Summer Street" means 245 Summer Street Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2144 (PJW) pending in the United States District Court for the District of Delaware.

         1.173 "S&W Abu Dhabi" means Stone & Webster Abu Dhabi (United Arab Emirates), Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2174 (PJW) pending in the United States District Court for the District of Delaware.

         1.174 "S&W Argentina" means Stone & Webster of Argentina Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2196 (PJW) pending in the United States District Court for the District of Delaware.

         1.175 "S&W Asia" means Stone & Webster Asia Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2175 (PJW) pending in the United States District Court for the District of Delaware.

         1.176 "S&W Auburn" means Stone & Webster Auburn Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2176 (PJW) pending in the United States District Court for the District of Delaware.

         1.177 "S&W Bharat" means Stone & Webster Bharat, Incorporated, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2177 (PJW) pending in the United States District Court for the District of Delaware.

         1.178 "S&W Binghamton" means Stone & Webster Binghamton Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2178 (PJW) pending in the United States District Court for the District of Delaware.

         1.179 "S&W Civil" means Stone & Webster Civil and Transportation Services, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2179 (PJW) pending in the United States District Court for the District of Delaware.

         1.180 "S&W Construction" means SWCC, Inc., f/k/a Stone & Webster Construction Company, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2180 (PJW) pending in the United States District Court for the District of Delaware.

         1.181 "S&W Development" means Stone & Webster Development Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2181 (PJW) pending in the United States District Court for the District of Delaware.

         1.182 "S&W Dominican Republic" means Stone & Webster Dominican Republic, Incorporated, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2182 (PJW) pending in the United States District Court for the District of Delaware.

         1.183 "S&W Far East" means Stone & Webster Far East Technical Services Corp., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2184 (PJW) pending in the United States District Court for the District of Delaware.

         1.184 "S&W Indonesia" means Stone & Webster Indonesia Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2185 (PJW) pending in the United States District Court for the District of Delaware.

         1.185 "S&W Industrial" means Stone & Webster Industrial Technology Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2186
(PJW) pending in the United States District Court for the District of Delaware.

         1.186 "S&W Inter-American" means Stone & Webster Inter-American Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2187
(PJW) pending in the United States District Court for the District of Delaware.

         1.187 "S&W International" means Stone & Webster International Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2188
(PJW) pending in the United States District Court for the District of Delaware.

         1.188 "S&W International Projects" means Stone & Webster International Projects Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2189 (PJW) pending in the United States District Court for the District of Delaware.

         1.189 "S&W Italia" means Stone & Webster Italia, Incorporated, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2190 (PJW) pending in the United States District Court for the District of Delaware.

         1.190 "S&W Korea" means Stone & Webster Korea Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2191 (PJW) pending in the United States District Court for the District of Delaware.

         1.191 "S&W Kuwait" means Stone & Webster Kuwait, Incorporated, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2192 (PJW) pending in the United States District Court for the District of Delaware.

         1.192 "S&W Management" means S&WMC, Inc., f/k/a Stone & Webster Management Consultants, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2194 (PJW) pending in the United States District Court for the District of Delaware.

         1.193 "S&W Mexico" means Stone & Webster of Mexico Engineering Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2197
(PJW) pending in the United States District Court for the District of Delaware.

         1.194 "S&W Michigan" means SWM Co., Inc., f/k/a Stone & Webster Michigan, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2214 (PJW) pending in the United States District Court for the District of Delaware.

         1.195 "S&W Middle East" means Stone & Webster Middle East Engineering Services Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2195 (PJW) pending in the United States District Court for the District of Delaware.

         1.196 "S&W Oil" means Stone & Webster Oil Company, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2198 (PJW) pending in the United States District Court for the District of Delaware.

         1.197 "S&W Operating" means Stone & Webster Operating Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2199 (PJW) pending in the United States District Court for the District of Delaware.

         1.198 "S&W Overseas Consultants" means Stone & Webster Overseas Consultants, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2200 (PJW) pending in the United States District Court for the District of Delaware.

         1.199 "S&W Overseas Development" means Stone & Webster Overseas Development Corporation f/k/a Stone & Webster Lithuania Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2193 (PJW) pending in the United States District Court for the District of Delaware.

         1.200 "S&W Overseas Group" means Stone & Webster Overseas Group, Inc., a debtor and debtor-in-possession in Chapter 11 Case No. 00-2201 (PJW) pending in the United States District Court for the District of Delaware.

         1.201 "S&W Pacific" means Stone & Webster Pacific Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2202 (PJW) pending in the United States District Court for the District of Delaware.

         1.202 "S&W Power Engineering" means Stone & Webster Power Engineering Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2203
(PJW) pending in the United States District Court for the District of Delaware.

         1.203 "S&W Power Projects" means Stone & Webster Power Projects Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2204
(PJW) pending in the United States District Court for the District of Delaware.

         1.204 "S&W Procurement" means Stone & Webster Procurement Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2205 (PJW) pending in the United States District Court for the District of Delaware.

         1.205 "S&W Puerto Rico" means Stone & Webster Puerto Rico, Incorporated, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2206
(PJW) pending in the United States District Court for the District of Delaware.

         1.206 "S&W Saudi Arabia" means Stone & Webster Saudi Arabia, Incorporated, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2207
(PJW) pending in the United States District Court for the District of Delaware.

         1.207 "S&W Taiwan" means Stone & Webster Taiwan Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2208 (PJW) pending in the United States District Court for the District of Delaware.

         1.208 "S&W Technology" means Stone & Webster Technology Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2209 (PJW) pending in the United States District Court for the District of Delaware.

         1.209 "S&W Wallingford" means Stone & Webster Wallingford Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2210 (PJW) pending in the United States District Court for the District of Delaware.

         1.210 "S&W Worldwide" means Stone & Webster Worldwide Engineering Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2211
(PJW) pending in the United States District Court for the District of Delaware.

         1.211 "SWCL" means Stone & Webster Canada Ltd.

         1.212 "SWE&C" means Stone & Webster Engineers and Constructors, Inc., a Delaware corporation and a debtor and debtor-in-possession in Chapter 11 Case No. 00-2183 (PJW) pending in the United States District Court for the District of Delaware.

         1.213 "SWE&C Administrative Claim" means an Administrative Claim against SWE&C or a SWE&C Subsidiary.

         1.214 "SWE&C Available Cash" means all SWE&C Liquidating Trust Assets consisting of Cash as of the date ten (10) Business Days prior to the date of any distribution, other than, (a) the Cash or property contained in any Disputed Claims Reserve, Unclaimed Distribution Reserve and any other similar reserve or escrow account established or maintained by the SWE&C Liquidating Trustee pursuant to the provisions of the Third Joint Plan and the SWE&C Liquidating Trust Agreement and (b) the amount determined by the SWE&C Liquidating Trustee, after consultation with the SWE&C Liquidating Trust Advisory Board pursuant to the SWE&C Liquidating Trust Agreement, to be necessary and appropriate to reserve for future costs of administration of the SWE&C Liquidating Trust (including, without limitation, the compensation, fees and costs of the SWE&C Liquidating Trustee and the compensation, fees and costs of all professionals, consultants, agents and employees retained or to be retained by the SWE&C Liquidating Trustee and the SWE&C Liquidating Trustee Advisory Board).

         1.215 "SWE&C Claims Objection Deadline" means the last day for Filing objections to Disputed Claims or Disputed Interests (other than Disputed Claims and Disputed Interests set forth in

Article VIII hereof, for which no objection or request for estimation shall be required), which day shall be (i) the 240th day following the Confirmation Date or (ii) such other date as the Court may order.

         1.216 "SWE&C Convenience Claim" means a SWE&C General Unsecured Claim whose holder elects to be treated as a holder of a Class 4B: SWE&C Convenience Claim and receive in full satisfaction, release and discharge of and in exchange for such SWE&C General Unsecured Claim, the lesser of $1,000 or 50% of their Allowed SWE&C General Unsecured Claim.

         1.217 "SWE&C Equity Interests" means any and all Interests in SWE&C.

         1.218 "SWE&C General Unsecured Claim" means a claim that is not an Administrative Claim, Priority Tax Claim, Other Priority Claim, Miscellaneous Secured Claim, Intraestate Claim, Intercompany Claim, Securities Claim, Convenience Claim or Subordinated Claim, but does include the Allowed SWINC Subrogation Claim.

         1.219 "SWE&C Intraestate Claim" means an Intercompany Claim between SWE&C or any SWE&C Subsidiary and SWE&C Subsidiary or SWE&C.

         1.220 "SWE&C Liquidating Trust" means the trust created pursuant to the SWE&C Liquidating Trust Agreement on the Effective Date in accordance with this Third Joint Plan, the Confirmation Order and the SWE&C Liquidating Trust Agreement.

         1.221 "SWE&C Liquidating Trust Agreement" means that certain SWE&C Liquidating Trust Agreement, effective as of the Effective Date, substantially in the form annexed hereto as Third Joint Plan Exhibit C, as it may be modified from time to time.

         1.222 "SWE&C Liquidating Trust Assets" means those assets transferred to and owned by the SWE&C Liquidating Trust pursuant to Article VII.O.2 of the Third Joint Plan, which are comprised of (a) any and all assets and property of the Estates of SWE&C and the SWE&C Subsidiaries as of the Effective Date including, without limitation, (i) Cash, (ii) Cash from the market value allocation of the Sale Proceeds, (ii) Litigation Claims held by SWE&C or the SWE&C Subsidiaries, and (iii) all of the rights and standing of SWE&C and the SWE&C Subsidiaries to object to, litigate, settle and otherwise resolve all Disputed Claims filed solely against the Consolidated SWE&C Estate in accordance with and subject to the provisions of the Third Joint Plan; (b) the Reorganized SWINC New Common Stock held by the SWE&C Liquidating Trustee for the benefit of the beneficiaries of the SWE&C Trust; (c) the Reorganized SWINC Note; and (d) any and all proceeds of the foregoing and interest actually earned with respect thereto.

         1.223 "SWE&C Liquidating Trust Advisory Board" means the three (3) member board established pursuant to Article VII.O.4 of this Third Joint Plan to advise, assist and supervise the SWE&C Liquidating Trustee in the administration of the SWE&C Liquidating Trust pursuant to the SWE&C Liquidating Trust Agreement.

         1.224 "SWE&C Liquidating Trust Disbursing Agent" means the SWE&C Liquidating Trustee or any party designated by the SWE&C Liquidating Trust Board to serve as the disbursing agent under the Third Joint Plan.

         1.225 "SWE&C Liquidating Trustee" means the Person designated by the SWE&C Liquidating Trust Advisory Board at least 5 days prior to the Confirmation Hearing and any successor thereof, in his capacity as trustee under the SWE&C Liquidating Trust Agreement.

         1.226 "SWE&C Miscellaneous Secured Claim" means all Secured Claims against SWE&C or any SWE&C Subsidiary.

         1.227 "SWE&C Operating Reserve" means the reserve accounts to be established and maintained by the SWE&C Liquidating Trustee into which the SWE&C Liquidating Trustee shall from time to time deposit Cash to fund, among other things, the expenses of the SWINC Plan Administrator, as set forth more fully in the SWE&C Liquidity Trust Agreement.

         1.228 "SWE&C Other Priority Claim" means a Claim against SWE&C or any SWE&C Subsidiary entitled to priority pursuant to section 507(a) of the Bankruptcy Code other than a SWE&C Administrative Claim or SWE&C Priority Tax Claim.

         1.229 "SWE&C Priority Tax Claims" means a Priority Tax Claim against SWE&C or a SWE&C Subsidiary.

         1.230 "SWE&C Professional Fee Claims" means a claim of a Professional for compensation or reimbursement of costs and expenses relating to services incurred on or after the Petition Date and prior to or on the Effective Date on behalf of SWE&C, a SWE&C Subsidiary or either respective Estates.

         1.231 "SWE&C Professional Fee Reserve" means the reserve account to be established and maintained under the Third Joint Plan into which will be deposited an amount equal to $1.5 million to Fund and pay any Allowed SWE&C Professional Fee Claims.

         1.232 "SWE&C Setoff Claim" means the aggregate of all Intercompany Claims held by SWE&C or any SWE&C Subsidiary against SWINC or any SWINC Subsidiary.

         1.233 "SWE&C Subordinated Claim" means a Subordinated Claim against SWE&C or any SWE&C Subsidiary subordinated pursuant to a Final Order under section 510(c) of the Bankruptcy Code.

         1.234 "SWE&C Subsidiaries" means any or all of the following direct and indirect subsidiaries of SWE&C: Belmont, S&W Civil, S&W Construction, DSS, Fast Supply, Rockton Associates, S&W Management, S&W Operating, S&W Procurement, SAW, S&W Industrial, S&W Michigan, Power Technologies, S&W Argentina, S&W Overseas Consultants, S&W Power Projects, GSES, Summer Street, SC Wood, S&W Overseas Group, Rockton Technical, S&W Abu Dhabi, S&W Asia, S&W Bharat, S&W Dominican Republic, S&W Far East, S&W Indonesia, S&W Inter-American, S&W International Projects, S&W Italia, S&W Korea, S&W Kuwait, Associated Engineers, S&W Middle East, S&W Pacific, S&W Puerto Rico, S&W Power Engineering, AEC International, Selective Technologies, IE&C, Projects Engineers, S&W Overseas Development, S&W Saudi Arabia, S&W Taiwan, S&W Technology, S&W International, S&W Mexico, SWEC, Enclave Parkway, and S&W Worldwide.

         1.235 "SWE&C Subsidiary Interest" means any and all Interests in a SWE&C Subsidiary.

         1.236 "SWEC" means Stone & Webster, Engineering Corporation, a debtor and debtor-in- possession in Chapter 11 Case No. 00-2142 (PJW) pending in the United States District Court for the District of Delaware.

         1.237 "SWINC" means Stone & Webster, Incorporated, a Delaware corporation and a debtor and debtor-in-possession in Chapter 11 Case No. 00-2142 (PJW) pending in the United States District Court for the District of Delaware.

         1.238 "SWINC Administrative Claim" means an Administrative Claim Against SWINC or a SWINC Subsidiary.

         1.239 "SWINC Available Cash" means all Cash of the Estates of SWINC and the SWINC Subsidiaries held by the SWINC Plan Administrator as of the date ten (10) Business Days prior to the date of any distribution, other than, (i) with respect to distributions to be made on the Effective Date, (a) Cash to be distributed on the Effective Date to holders of Allowed Claims against SWINC, and (b) Restricted Cash and (ii) with respect to distributions to be made on any Semi-Annual Distribution Date, Restricted Cash.

         1.240 "SWINC Claims Objection Deadline" means the last day for Filing objections to Disputed Claims or Disputed Interests (other than Disputed Claims and Disputed Interests set forth in Article X hereof, for which no objection or request for estimation shall be required), which day shall be (i) the 240th day following the Confirmation Date or (ii) such other date as the Court may order.

         1.241 "SWINC Convenience Claim" means a SWINC General Unsecured Claim whose holder elects to be treated as a holder of a Class 4A: SWINC Convenience Claim and receive in full satisfaction, release and discharge of and in exchange for such SWINC General Unsecured Claim, the lesser of $1,000 or 50% of their Allowed SWINC General Unsecured Claim.

         1.242 "SWINC Disbursing Agent" means any party designated by the SWINC Plan Administrator to serve as a disbursing agent for SWINC under the Third Joint Plan.

         1.243 "SWINC Equity Interests" means, collectively, the issued and outstanding Old Common Stock and the Old Common Stock Options. To be entitled to vote on and receive a distribution under the Third Joint Plan, Old Common Stock Options must have been exercised before the Equity Voting Record Date.

         1.244 "SWINC General Unsecured Claim" means a claim that is not an Administrative Claim, Priority Tax Claim, Other Priority Claim, Secured Claims, Intercompany Claim, Securities Claim, Convenience Claim or Subordinated Claim.

         1.245 "SWINC Intercompany Claim" means the aggregate Intercompany Claims by SWINC of any SWINC Subsidiary against SWE&C or any SWE&C Subsidiary.

         1.246 "SWINC Intraestate Claim" means an Intercompany Claim between SWINC or any SWINC Subsidiary against SWINC Subsidiary or SWINC.

         1.247 "SWINC Miscellaneous Secured Claim" means all Secured Claims against SWINC or any SWINC Subsidiary other than the SWE&C Setoff Claim.

         1.248 "SWINC MY Contribution Claim" means the Consolidated SWINC Estate's claim for contribution/reimbursement/subrogation against the Consolidated SWE&C Estate in the fixed amount of $16.8 million, regardless of actual payments made by SWINC to Maine Yankee on account of its claim, as provided in Article XIII.G.4 of the Third Joint Plan. The SWINC MY Contribution Claim shall be treated as a Class 5B: SWE&C General Unsecured Claim under the Third Joint Plan.

         1.249 "SWINC Operating Reserve" means the reserve accounts to be established and maintained by the SWINC Plan Administrator into which the SWINC Plan Administrator shall from time to time deposit Cash to fund, among other things, the expenses of the SWINC Plan Administrator, as set forth more fully in the SWINC Plan Administrator Agreement.

         1.250 "SWINC Other Priority Claim" means a Claim against SWINC or any SWINC Subsidiary entitled to priority pursuant to section 507(a) of the Bankruptcy Code other than a SWINC Administrative Claim or SWINC Priority Tax Claim.

         1.251 "SWINC Plan Administrator" means the Person appointed by the Consolidated SWINC Estate Governing Board to administer the Third Joint Plan in accordance with the terms of the Third Joint Plan and the SWINC Plan Administrator Agreement and to take such other actions as may be authorized under the SWINC Plan Administrator Agreement, and any successor thereto.

         1.252 "SWINC Plan Administrator Agreement" means the agreement between and among SWINC, the SWINC Subsidiaries and the SWINC Plan Administrator specifying the rights, duties and responsibilities of and to be performed by the SWINC Plan Administrator under the Third Joint Plan, substantially in the form annexed hereto as Plan Exhibit D, as it may be modified from time to time.

         1.253 "SWINC Priority Tax Claim" means a Priority Tax claim against SWINC or a SWINC Subsidiary.

         1.254 "SWINC Professional Fee Claim" means a claim of a Professional for compensation or reimbursement of costs and expenses relating to services incurred on or after the Petition Date and prior to or on the Effective Date on behalf of SWINC, a SWINC Subsidiary or either respective Estates.

         1.255 "SWINC Professional Fee Reserve" means the reserve account to be established and maintained under the Third Joint Plan into which will be deposited an amount equal to $2 million to Fund and pay any Allowed SWINC Professional Fee Claims.

         1.256 "SWINC Secured Claim" means either a SWE&C Setoff Claim or a SWINC Miscellaneous Secured Claim.

         1.257 "SWINC Securities Claim" means a Securities Claim against SWINC or any SWINC Subsidiary.

         1.258 "SWINC Subordinated Claim" means a Subordinated Claim against SWINC or any SWINC Subsidiary subordinated pursuant to a Final Order under section 510(c) of the Bankruptcy Code.

         1.259 "SWINC Subsidiaries" means any or all of the following direct and indirect subsidiaries of SWINC: S&W Auburn, S&W Development, S&W Binghamton, SWL, S&W Wallingford, Auburn GC, Auburn LC, Nordic Holdings, Nordic Investors, Nordic Rail, NRSI, NRSLP, NTS, CCS, Polar Transport, Prescient, Sleeper Street, Sabal, Enclave Parkway Realty, Sabal Real Estate, and S&W Oil.

         1.260 "Subordinated Claim" means any claim subordinated pursuant to a Final Order under section 510(c) of the Bankruptcy Code.

         1.261 "SWL" means SWL Corporation, a debtor and debtor-in-possession in Chapter 11 Case No. 00-2212 (PJW) pending in the United States District Court for the District of Delaware.

         1.262 "Third Joint Plan" means this chapter 11 plan and all exhibits annexed hereto, including the Plan Supplement, either in its present form or as the same may be altered, amended or modified from time to time.

         1.263 "Treasury Regulations" means the regulations under title 26 of the United States Code.

         1.264 "Unimpaired" means, when used with reference to a Claim or Interest, a Claim or Interest that is not impaired within the meaning of section 1124 of the Bankruptcy Code.

         1.265 "Unimpaired Claim" means a Claim that is not an Impaired Claim.

         1.266 "Unimpaired Interest" means an Interest that is not an Impaired Interest.

         1.267 "Voting Deadline" means the last day for submitting Ballots to accept or reject this Third Joint Plan in accordance with section 1126 of the Bankruptcy Code, as specified in the Solicitation Order.

         1.268 "Weitz & Luxenberg Agreements" means the: (i) the New York Asbestos Litigation: Stone & Webster Present Cases Settlement Agreement entered into between SWEC and Weitz & Luxenberg on behalf of pending asbestos-related personal injury cases, effective as of January 11, 1995, which agreement was entered into to resolve pending asbestos-related personal injury cases that Weitz & Luxenberg has filed on behalf of its clients against SWEC in the State of New York State, and (ii) the New York Asbestos Litigation: Stone & Webster Future Cases Settlement Agreement entered into between SWEC and Weitz & Luxenberg on behalf of future asbestos-related personal injury cases, effective as of January 11, 1995, which agreement was entered into to resolve the future asbestos-related personal injury cases that have been or will be filed by Weitz & Luxenberg on behalf of its clients against SWEC in the State of New York State after January 11, 1995.

         C.       RULES OF INTERPRETATION

         For purposes of this Third Joint Plan (a) any reference in the Third Joint Plan to a contract, instrument, release, indenture, or other agreement or document being in a particular form or particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions; (b) any reference in the Third Joint Plan to an existing document or exhibit filed or to be filed means such document or exhibit as it may have been or may be amended, modified, or supplemented; (c) unless otherwise specified, all references in the Third Joint Plan to Sections, Articles, Schedules and Exhibits are references to Sections, Articles, Schedules and Exhibits of or to the Third Joint

Plan; (d) the words "herein" and "hereto" refer to the Third Joint Plan in its entirety rather than to a particular portion of the Third Joint Plan; (e) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Third Joint Plan; (f) the rules of construction set forth in section 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply.

         D.       COMPUTATION OF TIME

         In computing any period of time prescribed or allowed by the Third Joint Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

                                   ARTICLE II

                     CLASSIFICATION OF CLAIMS AND INTERESTS

         A.       INTRODUCTION

         This Third Joint Plan proposes as a compromise and settlement of various disputes and issues raised by, among others, the Equity Committee and the Creditors' Committee, the substantive consolidation of (i) SWINC and the SWINC Subsidiaries into the Consolidated SWINC Estate and (ii) SWE&C and the SWE&C Subsidiaries into the Consolidated SWE&C Estate, which substantive consolidation is set forth more fully in Article VII.A of the Third Joint Plan. The classifications listed below include (i) Claims against and Interests in SWINC and the SWINC Subsidiaries, as substantively consolidated, and (ii) Claims against SWE&C and the SWE&C Subsidiaries, as substantively consolidated. All Claims and Interests, except Administrative Claims and Priority Tax Claims, are placed in the Classes set forth below. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims, as described below, have not been classified.

         A Claim or Interest is placed in a particular Class only to the extent that the Claim or Interest falls within the description of that Class, and is classified in other Classes to the extent that any portion of the Claim or Interest falls within the description of such other Classes. A Claim is also placed in a particular Class for the purpose of receiving distributions pursuant to the Third Joint Plan only to the extent that such Claim is an Allowed Claim in that Class and such Claim has not been paid, released or otherwise settled prior to the Confirmation Date.

         B. SUMMARY OF UNCLASSIFIED CLAIMS (NOT ENTITLED TO VOTE ON THE THIRD JOINT PLAN)

                  1.       General Administrative Claims

                  2.       SWINC Administrative Claims

                  3.       SWINC Priority Tax Claims

                  4.       SWE&C Administrative Claims

                  5.       SWE&C Priority Tax Claims

         C.       SUMMARY OF CLASSIFIED CLAIMS AND INTERESTS

                  1.       Consolidated SWINC Estate Classifications

                                    Class                                 Status

Class 1A:  SWINC Secured Claims                         Unimpaired - deemed to accept
Class 2A:  SWINC Other Priority Claims                  Unimpaired - deemed to accept
Class 3A:  SWINC Asbestos Claims                        Impaired - entitled to vote
Class 4A:  SWINC Convenience Claims                     Impaired - entitled to vote
Class 5A:  SWINC General Unsecured Claims               Impaired - entitled to vote
Class 6A:  SWINC Intraestate Claims                     Impaired - deemed to reject Third
                                                        Joint Plan

Class 7A:  SWINC Subordinated Claims                    Impaired - entitled to vote
Class 8A:  SWINC Securities Claims                      Impaired - entitled to vote
Class 9A:  SWINC Equity Interests                       Impaired - entitled to vote
Class 10A:  SWINC Subsidiary                            Impaired - deemed to reject Third
            Interests                                   Joint Plan

                  2.       Consolidated SWE&C Estate Classifications

                                    Class                                       Status

Class 1B:  SWE&C Miscellaneous Secured                 Unimpaired - deemed to accept Third
    Claims                                             Joint Plan
Class 2B:  SWE&C Other Priority Claims                 Unimpaired - deemed to accept Third Joint
                                                       Plan
Class 3B:  SWE&C Asbestos Claims                       Impaired - entitled to vote
Class 4B:  SWE&C Convenience Claims                    Impaired - entitled to vote
Class 5B:  SWE&C General Unsecured Claims              Impaired - entitled to vote
Class 6B:  SWE&C Intraestate Claims                    Impaired - deemed to reject Third Joint
                                                       Plan

                                       27

Class 7B:  Intercompany Claims of SWINC or any         Impaired - deemed to reject Third Joint
   SWINC Subsidiaries                                  Plan

Class 8B:  SWE&C Subordinated Claims                   Impaired - deemed to reject Third Joint
                                                       Plan
Class 9B:  SWE&C Subsidiary Interests                  Impaired - deemed to reject Third Joint
                                                       Plan
Class 10B:  SWE&C Equity Interests                     Impaired - deemed to reject Third Joint
                                                       Plan

         D. CLASSIFICATION OF UNIMPAIRED CLASSES OF CLAIMS AND INTERESTS (DEEMED TO HAVE ACCEPTED THE THIRD JOINT PLAN AND THEREFORE NOT ENTITLED TO VOTE)

                  1.       Consolidated SWINC Estate Classifications

                  (A)      Class 1A:  SWINC Secured Claims

                                    Class 1A.1 consists of the SWE&C Setoff
Claim.

                                    Class 1A.2 consists of all SWINC
Miscellaneous Secured Claims, excluding the SWE&C Setoff Claim, each such claim, if any, being deemed to be a separate class under the Third Joint Plan.

                  (B)      Class 2A:  SWINC Other Priority Claims

                                    Class 2A consists of all Other Priority
Claims against SWINC or a SWINC Subsidiary.

                  2.       SWE&C Classifications

                  (A)      Class 1B:  SWE&C Miscellaneous Secured Claims

                                    Class 1B consists of all Secured Claims
against SWE&C or a SWE&C Subsidiary, each such claims, if any, being deemed to be a separate class under the Third Joint Plan.

                  (B)      Class 2B:  SWE&C Other Priority Claims

                                    Class 2B consists of all Other Priority
Claims against SWE&C or a SWE&C Subsidiary.

         E.       CLASSIFICATION OF IMPAIRED CLASSES OF CLAIMS AND INTERESTS

                  1.       SWINC Classifications

                           Classes 3A, 4A, 5A, 7A, 8A and 9A are entitled to
vote on the Third Joint Plan; Classes 6A and 10A are deemed to have rejected the Third Joint Plan and, therefore, are not entitled to vote on the Third Joint Plan.

                  (A)      Class 3A:  SWINC Asbestos Claims

                                    Class 3A consists of all Asbestos Claims
against SWINC.

                  (B)      Class 4A:  SWINC Convenience Claims

                                    Class 4A consists of all Convenience Claims
against SWINC or a SWINC Subsidiary.

                  (C)      Class 5A:  SWINC General Unsecured Claims

                                    Class 5A consists of all General Unsecured
Claims against SWINC or a SWINC Subsidiary.

                  (D)      Class 6A:  SWINC Intraestate Claims

                                    Class 6A consists of all Intercompany
Claims against SWINC or a SWINC Subsidiary by SWINC or a SWINC Subsidiary.

                  (E)      Class 7A:  SWINC Subordinated Claims

                                    Class 7A consists of all Subordinated
Claims against SWINC or a SWINC Subsidiary.

                  (F)      Class 8A:  SWINC Securities Claims

                                    Class 8A consists of all Securities Claims
against SWINC or a SWINC Subsidiary.

                  (G)      Class 9A: SWINC Equity Interests

                                    Class 9A consists of all SWINC Equity
Interests.

                  (H)      Class 10A: SWINC Subsidiary Interests

                                    Class 10A consists of all Interests in the
SWINC Subsidiaries.

                  2.       SWE&C Classifications

                           Classes 3B, 4B and 5B are entitled to vote on the
Third Joint Plan; Classes 6B, 7B, 8B, 9B and 10B are deemed to have rejected the Third Joint Plan and, therefore, are not entitled to vote on the Third Joint Plan.

                  (A)      Class 3B:  SWE&C Asbestos Claims

                                    Class 3B consists of all Asbestos Claims
against SWE&C.

                  (B)      Class 4B:  SWE&C Convenience Claims

                                    Class 4B consists of all Convenience Claims
against SWE&C or a SWE&C Subsidiary.

                  (C)      Class 5B:  SWE&C General Unsecured Claims

                                    Class 5B consists of all General Unsecured
Claims against SWE&C or a SWE&C Subsidiary.

                  (D)      Class 6B:  SWE&C Intraestate Claims

                                    Class 6B consists of all Intercompany
Claims by SWE&C or a SWE&C Subsidiary against SWE&C or a SWE&C Subsidiary.

                  (E)      Class 7B:  SWINC Intercompany Claims

                                    Class 7B consists of the Intercompany
Claims by SWINC or any SWINC Subsidiary after giving effect to the SWE&C Setoff Claim against the Consolidated SWINC Estate.

                  (F)      Class 8B:  SWE&C Subordinated Claims

                                    Class 8B consists of all Subordinated
Claims against SWE&C or a SWE&C Subsidiary.

                  (G)      Class 9B:  SWE&C Subsidiary Interests

                                    Class 9B consists of all Interests in a
SWE&C Subsidiary.

                  (H)      Class 10B: SWE&C Equity Interests

                                    Class 10B consists of all Interests in
SWE&C.

                                  ARTICLE III

                    TREATMENT OF UNCLASSIFIED GENERAL CLAIMS

         A.       UNCLASSIFIED GENERAL CLAIMS

                  1.       General Administrative Claims

                           General Administrative Claims shall be paid in the
ordinary course of business in accordance with the terms and conditions of any agreements relating thereto out of available funds prior to distribution being made to the Consolidated SWINC Estate and the Consolidated SWE&C Estate.

                  2.       General Professional Fee Claims

                           General Professional Fee Claims shall be paid in
accordance with the procedures established in the Bankruptcy Code, the Bankruptcy Rules, the United States Trustee Guidelines and the Bankruptcy Court relating to the payment of interim and final compensation for services rendered and reimbursement of expenses. The Bankruptcy Court will review and determine all applications for compensation for services rendered and reimbursement of costs.

                                   ARTICLE IV

                   TREATMENT OF CLAIMS AGAINST AND INTERESTS
                      IN SWINC AND THE SWINC SUBSIDIARIES

         A.       UNCLASSIFIED SWINC CLAIMS

                  1.       SWINC Administrative Claims

                           Each holder of an Allowed SWINC Administrative Claim
shall receive in full satisfaction, settlement, release and discharge of and in exchange for such Allowed SWINC Administrative Claim (a) Cash equal to the unpaid portion of such Allowed SWINC Administrative Claim or (b) such other treatment as to which the SWINC Plan Administrator and such holder shall have agreed upon in writing.

                  2.       SWINC Priority Tax Claims

                           Each holder of an Allowed SWINC Priority Tax Claim
shall be entitled to receive on account of such Allowed SWINC Priority Tax Claim, in full satisfaction, settlement, release and discharge of and in exchange for such Allowed SWINC Priority Tax Claim, (i) equal Cash payments made on the last Business Day of every three-month period following the Effective Date, over a period not exceeding six years after the assessment of the tax on which such Claim is based, totaling the principal amount of such Claim plus simple interest on any outstanding balance from the Effective Date calculated at the interest rate available on ninety (90) day United States Treasuries on the Effective Date, (ii) a single Cash payment to be made on the Effective Date or as soon as practicable thereafter in an amount equivalent to the amount of such Allowed Priority Tax Claim, or (iii) such other treatment as to which the SWINC Plan Administrator and such holder shall have agreed upon in writing.

         B.       UNIMPAIRED CLASSES OF SWINC CLAIMS

                  1.       Class 1A:  SWINC Secured Claims

                  (A)      Class 1A.1:  SWE&C Setoff Claim

                           On the Effective Date the Class 1A.1: SWE&C Setoff
Claim held by the Consolidated SWE&C Estate shall be deemed offset against the Class 7B: SWINC Intercompany Claim by the Consolidated SWINC Estate resulting in a net Allowed Class 7B: SWINC Intercompany Claim held by the Consolidated SWINC Estate against the Consolidated SWE&C Estate in the approximate amount of $20 million. As a result, the Allowed Class 1A: SWE&C Setoff Claim shall be deemed satisfied in full.

                  (B)      Class 1A.2:  SWINC Miscellaneous Secured Claims

                           On the Effective Date, each holder of an Allowed
Class 1A.2: Miscellaneous Secured Claim shall receive in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Class 1A.2: SWINC Miscellaneous Secured Claim (a) Cash equal to the unpaid portion of the Allowed Class 1A.2: SWINC Miscellaneous Secured Claim or (b) such treatment as the SWINC Plan Administrator and such holder shall have agreed upon in writing.

                  2.       Class 2A:    SWINC Other Priority Claims

                           Each holder of an Allowed Class 2A SWINC Other
Priority Claim shall receive in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Class 2A SWINC Other Priority Claim (a) Cash equal to the unpaid portion of such Allowed Class 2A SWINC Other Priority Claim or (b) such other treatment as to which the SWINC Plan Administrator and such holder shall have agreed upon in writing.

         C.       IMPAIRED CLASSES OF SWINC CLAIMS AND INTERESTS

                  1.       Class 3A:   SWINC Asbestos Claims

                           As of the Effective Date, liability, if any, for all
Asbestos Claims against SWINC or the SWINC Subsidiaries shall be automatically and without further act or deed be deemed assumed by and shall be the sole responsibility of the Asbestos Trust. Each holder of an Allowed Class 3A: SWINC Asbestos Claim shall receive in full satisfaction, settlement, release and discharge of an in exchange for such Allowed Class 3A: SWINC Asbestos Claim (a) its Pro Rata share of the Asbestos Trust Assets set forth in Article VII.M., subject to the terms and conditions of the Asbestos Trust Agreement or (b) such other treatment as to which the Asbestos Trustee and the holder of such Allowed Class 3A: SWINC Asbestos Claim shall have agreed upon in writing.

                           Under the Third Joint Plan, Allowed Class 3A: SWINC
Asbestos Claims are characterized as impaired because the Proponents are unable to determine whether the Available Asbestos Trust Cash plus any Insurance Proceeds with respect to a specific Allowed Class 3A: SWINC Asbestos Claim will be adequate to pay all Allowed Class 3A: SWINC Asbestos Claims in full. In over 15 years of liquidating Asbestos Claims, the Asbestos Insurance Coverage available to the Debtors has been more than adequate to satisfy such claims. Under a pre-petition arrangement with the Asbestos Insurance Carriers, the Debtors also agreed to contribute a certain percentage towards the liquidation and indemnification of Asbestos Claims. In addition, SWEC entered into the Weitz & Luxenberg Agreements. The Debtors will assume the Weitz & Luxenberg Agreements in connection with the Third Joint Plan. To date, the amount of cash funds paid out by the Debtors in connection with Asbestos Claims is less than the amount to be contributed by the Debtors to the Asbestos Trust. The Proponents also believe that Asbestos Claims, if any, are Claims properly asserted only against the Debtors in the Consolidated SWE&C Estate and that there will be no Allowed Asbestos Claims at the Consolidated SWINC Estate. The Proponents believe, therefore, based on the Debtors' historical liability for Asbestos Claims and an understanding of the Asbestos Insurance Coverage, that the holder of Class 3A: Allowed Asbestos claims will receive from the Available Asbestos Trust Cash and the Insurance Proceeds at least the same percentage recovery as they would receive if they held Allowed Claims in Class 5A: SWINC General Unsecured Claims and as much s the holder would be entitled to under the Weitz & Luxenberg Agreements. Accordingly, the Proponents of the Third Joint Plan have characterized the Class 3A: SWINC Asbestos Claims as impaired and seek a vote of the Class 3A to bind all members of Class 3A: SWINC Asbestos Claims to the treatment of such Claims proposed in the Third Joint Plan. In the event that the Proponents are unable to confirm the Third Joint Plan with the Class 3A:
SWINC Asbestos Claims, the Proponents reserve their right to modify the Third Joint Plan to seek confirmation of a Third Joint Plan wherein the Class 3A:
SWINC Asbestos Claims are combined with and treated the same as Class 5A: SWINC General Unsecured Claims.

                  2.       Class 4A:  SWINC Convenience Claims

                           On the Effective Date, each holder of a Class 5A:
SWINC General Unsecured Claim that elects to be treated as a holder of a Class 4A: SWINC Convenience Claim shall receive in full satisfaction, release and discharge of and in exchange for such Class 5A: SWINC General Unsecured Claim, the lesser of $1,000 or 50% of such holder's Allowed Class 5A: SWINC General Unsecured Claim. Only holders of Class 5A: SWINC General Unsecured Claims who vote in favor of the Third Joint Plan may elect to have their claim treated as a Class 4A: SWINC Convenience Claim.

                  3.       Class 5A:  SWINC General Unsecured Claims

                           On the Effective Date, each holder of an Allowed
Class 5A: SWINC General Unsecured Claim shall receive its Pro Rata share of the Initial Class 5A Distribution Amount. On each ensuing Semi-Annual Distribution Date, each holder of an Allowed Class 5A: SWINC General Unsecured Claim shall receive its Pro Rata share of the Semi-Annual Class 5A Distribution Amount.

                  4.       Class 6A:  SWINC Intraestate Claims

                           In connection with, and as a result of, the
substantive consolidation of SWINC and the SWINC Subsidiaries into the Consolidated SWINC Estate, all Class 6A: SWINC Intraestate Claims shall be deemed waiver, released and cancelled and the holders of Class 6A Consolidated SWINC Intraestate Claims shall not be entitled to and shall not receive or retain any property or interest on account of such Claims.

                  5.       Class 7A:  SWINC Subordinated Claims

                           Upon the payment in full of the Allowed Class 4A:
SWINC Convenience Claims and the Allowed Class 5A: SWINC General Unsecured Claims or as son thereafter as is practicable, each holder of an Allowed Class 7A: SWINC Subordinated Claim shall receive its Pro Rata share of the Initial Class 7A Distribution Amount, if any. On each ensuing Semi-Annual Distribution Date, each holder of an Allowed Class 7A: SWINC Subordinated Claim shall receive its Pro Rata share of the Semi-Annual Class 7A Distribution Amount.

                  6.       Class 8A:  SWINC Securities Claims

                           Upon the payment in full of Allowed Class 4A: SWINC
Convenience Class Claims, Allowed Class 5A: SWINC General Unsecured Claims, and Allowed Class 7A: SWINC Subordinated Claims, each holder of an Allowed Class 8A: SWINC Securities Claim (less any insurance proceeds actually received and retained by such holder in respect of such Allowed Class 8A: SWINC Securities Claim) shall receive its Pro Rata share (as diluted by Allowed Class 9A: SWINC Equity Interests) of (i) the remaining Available Cash in the SWINC Disputed Claims Reserve and (ii) any amounts remaining that were paid to the Consolidated SWINC Estate as a liquidation preference with respect to the SWINC New Series A Preferred Stock after all Allowed Class 4A: SWINC Convenience Class Claims, Allowed Class 5A: SWINC General Unsecured Claims and Allowed Class 7A: SWINC Subordinated Claims have been satisfied. On each ensuing Semi-Annual Distribution Date, each holder of an Allowed Class 8A: SWINC Securities Claim shall receive its Pro Rata share (as diluted by Allowed Class 9A: SWINC Equity Interests) of the remaining Available Cash in the SWINC Disputed Claims Reserve and remaining Available Cash paid to the SWINC Plan Administrator as the liquidation preference with respect to the SWINC New Series A Preferred Stock. Upon receipt by the holder of an Allowed Class 8A:
SWINC Securities Claim of any amounts distributed under the Third Joint Plan in respect of such claim, such holder shall be deemed to have assigned to the SWINC Plan Administrator all rights of the holder to recover such amounts from the applicable insurer.

                  7.       Class 9A:  SWINC Equity Interests

                           In the event that Class 9A: SWINC Equity Interests
vote to accept the Third Joint Plan, then on the Effective Date, or as soon thereafter as practicable, each holder of an Allowed SWINC Equity Interest (i.e., Old Common Stock as of the Equity Voting Record Date) that votes to accept the Third Joint Plan shall receive $.12 per share of Old Common Stock held by such holder from the Equity Settlement Fund on account of Maine Yankee's contribution to the Equity Settlement Fund from the Initial Maine Yankee Distribution as provided in Article XIII.G of the Third Joint Plan. In addition, once Federal has received the Minimum Federal Distribution, Federal shall pay its contribution to the Equity Settlement Fund, and as soon thereafter as is practicable, each holder of an Allowed SWINC Equity Interest that votes to accept the Third Joint Plan shall receive $.50 per share of Old Common Stock held by such holder from the Equity Settlement Fund on account of Federal's contribution to the Equity Settlement Fund from the Minimum Federal Distribution. The Equity Settlement Fund shall be administered by the Consolidated SWINC Estate Governing Board. In addition, upon the payment in full of the Allowed Class 5A: SWINC General Unsecured Claims, the Allowed Class 4A: SWINC Convenience Class Claims, and the Allowed Class 7A: SWINC Subordinated Claims, each holder of an Allowed Class 9A: SWINC Equity Interest shall receive its Pro Rata share (as may be diluted by Allowed Class 8A: SWINC Securities Claims) of (i) the remaining Available Cash in the SWINC Disputed Claims Reserve and (ii) any amounts remaining that were paid to the SWINC Plan Administrator as a liquidation preference with respect to the SWINC New Series A Preferred Stock after all Allowed Class 4A: SWINC Convenience Class Claims, Allowed Class 5A: SWINC General Unsecured Claims and Allowed Class 7A: SWINC Subordinated Claims have been satisfied. On each ensuing Semi-Annual Distribution Date, each holder of an Allowed Class 9A: SWINC Equity Interest shall receive its Pro Rata share (as may be diluted by Allowed Class 8A: SWINC Securities Claims) of the remaining Available Cash paid to the Consolidated SWINC Estate as the remaining liquidation preference with respect to the SWINC New Series A Preferred Stock.

                           In the event that Class 9A: SWINC Equity Interests
vote to reject the Third Joint Plan, then, upon the payment in full of the Allowed Class 5A: SWINC General Unsecured Claims, the Allowed Class 4A: SWINC Convenience Class Claims, and the Allowed Class 7A: SWINC Subordinated Claims, each holder of an Allowed Class 9A: SWINC Equity Interest shall receive its Pro Rata share (as may be diluted by Allowed Class 8A: SWINC Securities Claims) of
(i) the remaining Available Cash in
the SWINC Disputed Claims Reserve and (ii) any amounts remaining that were paid to the Consolidated SWINC Estate as a liquidation preference with respect to the SWINC New Series A Preferred Stock after all Allowed Class 4A: SWINC Convenience Class Claims, Allowed Class 5A: SWINC General Unsecured Claims and Allowed Class 7A: SWINC Subordinated Claims have been satisfied. On each ensuing Semi- Annual Distribution Date, each holder of an Allowed Class 9A:
SWINC Equity Interest shall receive its Pro Rata share (as may be diluted by Allowed Class 8A: SWINC Securities Claims) of the remaining Available Cash paid to the Consolidated SWINC Estate as the remaining liquidation preference with respect to the SWINC New Series A Preferred Stock.

                           On the Effective Date, all Old Common Stock and Old
Common Stock Options in SWINC will be canceled. Holders of Allowed Class 9A Equity Interests as of the Effective Date shall be deemed to hold a pro rata beneficial interest in the assets of the Consolidated SWINC Estate after payment in full of the Allowed Class 5A: SWINC General Unsecured Claims, the Allowed Class 4A: SWINC Convenience Class Claims, and the Allowed Class 7A:
SWINC Subordinated Claims, as provided in the Third Joint Plan. Only Holders of Old Common Stock as of the Equity Voting Record Date that voted to accept the Third Joint Plan shall be deemed to hold a pro rata beneficial interest in the Equity Settlement Fund.

                  8.       Class 10A:  SWINC Subsidiary Interests

                           In connection with, and as a result of, the
substantive consolidation of SWINC and the SWINC Subsidiaries into the Consolidated SWINC Estate, all Interests in the SWINC Subsidiaries shall be deemed cancelled as of the Effective Date and the holders of Class 10A: SWINC Subsidiary Interests shall not be entitled to and shall not receive or retain any property or interest on account of such Interests.

         D.       SPECIAL PROVISION REGARDING UNIMPAIRED CLAIMS

                  Except as otherwise provided in the Third Joint Plan, nothing shall affect the rights, claims or defenses, whether legal or equitable, of SWINC, any SWINC Subsidiary or the SWINC Plan Administrator with respect to legal and equitable defenses to setoffs or recoupments against Unimpaired Claims.

                                   ARTICLE V

                   TREATMENT OF CLAIMS AGAINST AND INTERESTS

                      IN SWE&C AND THE SWE&C SUBSIDIARIES

         A.       UNCLASSIFIED SWE&C CLAIMS

                  1.       SWE&C Administrative Claims

                           On, or as soon as reasonably practicable afer, the
later of (i) the Effective Date or (ii) the First Semi-Annual Distribution Date after an Administrative Claim becomes an Allowed SWE&C Administration Claim, each holder of an Allowed SWE&C Administrative Claim shall receive a beneficial interest in the SWE&C Liquidating Trust entitling such holder to receive in full satisfaction, release and discharge of and in exchange for such Allowed SWE&C Administrative Claim (a) Cash equal to the unpaid portion of such Allowed SWE&C Administrative Claim or (b) such other treatment as to which SWE&C and/or the SWE&C Liquidating Trustee and such holder shall have agreed upon in writing.

                  2.       SWE&C Priority Tax Claims

                           Each holder of an Allowed SWE&C Priority Tax Claim,
at the sole option of the SWE&C Liquidating Trustee, shall be entitled to receive a beneficial interest in the SWE&C Liquidating Trust entitling such holder to receive in full satisfaction, release and discharge of and in exchange for such Allowed Priority Tax Claim, (i) equal Cash payments made on the last Business Day of every three-month period following the Effective Date, over a period not exceeding six years after the assessment of the tax on which such Claim is based, totaling the principal amount of such Claim plus simple interest on any outstanding balance from the Effective Date calculated at the interest rate available on ninety (90) day United States Treasuries on the Effective Date, (ii) a single Cash payment to be made on the Effective Date or as soon as practicable thereafter in an amount equivalent to the amount of such Allowed SWE&C Priority Tax Claim, or (iii) such other treatment as to which the SWE&C Liquidating Trustee and such holder shall have agreed upon in writing.

         B.       UNIMPAIRED CLASSES OF SWE&C CLAIMS

                  1.       Class 1B:  SWE&C Miscellaneous Secured Claims

                           On the Effective Date, each holder of an Allowed
Class 1B: SWE&C Miscellaneous Secured Claim shall receive either (a) Cash equal to the unpaid portion of such Allowed SWE&C Miscellaneous Secured Claim or (b) such other treatment as to which the SWE&C Liquidating Trustee and the holder of such Allowed Class 1B: SWE&C Miscellaneous Secured Claim agree to in writing.

                  2.       Class 2B:  SWE&C Other Priority Claims

                           Each holder of an Allowed Class 2B: SWE&C Other
Priority Claim shall receive in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Class 2B: SWE&C Other Priority Claim either (a) Cash equal to the unpaid portion of such Allowed Class 2B:
SWE&C Other Priority Claim or (b) such other treatment as to which the SWE&C Liquidating Trustee and the holder of such Allowed SWE&C Other Priority Claim shall have agreed upon in writing.

         C.       IMPAIRED CLASSES OF SWE&C CLAIMS AND INTERESTS

                  1.       Class 3B:  SWE&C Asbestos Claims

                           As of the Effective Date, liability, if any, for all
Asbestos Claims against SWE&C or the SWE&C Subsidiaries shall be automatically and without further act or deed assumed by and shall be the sole responsibility of the Asbestos Trust. Each holder of an Allowed Class 3B: SWE&C Asbestos Claim shall receive in full satisfaction, settlement, release and discharge of an in exchange for its Allowed Class 3B: SWE&C Asbestos Claim (a) its Pro Rata share of the Asbestos Trust Assets set forth in Article VII.M., subject to the terms and conditions of the Asbestos Trust Agreement or (b) such other treatment as to which the Asbestos Trustee and such holder shall have agreed upon in writing.

                           Under the Third Joint Plan, Allowed Class 3B: SWE&C
Asbestos Claims are characterized as impaired because the Proponents are unable to determine whether the Available Asbestos Trust Cash plus any Insurance Proceeds with respect to a specific Allowed Class 3B: SWE&C Asbestos Claim will be adequate to pay all Allowed Class 3B: SWE&C Asbestos Claims in full. In over 15 years of liquidating Asbestos Claims, the Asbestos Insurance Coverage available to the Debtors has been more than adequate to satisfy such claims. Under a pre-petition arrangement with the Asbestos Insurance Carriers, the Debtors also agreed to contribute a certain percentage towards the liquidation and indemnification of Asbestos Claims. In addition, SWEC entered into the Weitz & Luxenberg Agreements. The Debtors will assume the Weitz & Luxenberg Agreements in connection with the Third Joint Plan. To date, the amount of cash funds paid out by the Debtors in connection with Asbestos Claims is less than the amount to be contributed by the Debtors to the Asbestos Trust. The Proponents believe, therefore, based on the Debtors' historical liability and an understanding of the Asbestos Insurance Coverage, that the holder of Class 3B Allowed Asbestos claims will receive from the Available Asbestos Trust Cash and the Insurance Proceeds at least the same percentage recovery as they would receive if they held Allowed Claims in Class 5B General Unsecured Claims and as much as the holder would be entitled to under the Weitz & Luxenberg Agreements. Accordingly, the Proponents of the Third Joint Plan have characterized the Class 3B Asbestos Claims as impaired and seek a vote of the Class 3B to bind all members of Class 3B: SWE&C Asbestos claims to the treatment of such Claims proposed in the Third Joint Plan. In the event that the Proponents are unable to confirm the Third Joint Plan with the Class 3B: SWE&C Asbestos Claims, the Proponents reserve their right to modify the Third Joint Plan to seek confirmation of a Third Joint Plan wherein the Class 3B: SWE&C Asbestos Claims are combined with and treated the same as Class 5B: SWE&C General Unsecured Claims.

                  2.       Class 4B:  SWE&C Convenience Claims

                           On the Effective Date, each holder of a Class 5B:
SWE&C General Unsecured Claim that elects to be treated in Class 4B shall receive in full satisfaction, release and discharge of and in exchange for such Class 5B: SWE&C General Unsecured Claim, the lesser of $1,000 or 50% of such holder's Allowed Class 5B: SWE&C General Unsecured Claim. Only holders of Class 5B: SWE&C General Unsecured Claims who vote in favor of the Third Joint Plan may elect to have their claim treated as a Class 4B: SWE&C Convenience Claim.

                  3.       Class 5B:  SWE&C General Unsecured Claims

                           On, or as soon as reasonably practicable after, the
later of (i) the Effective Date or (ii) the first Semi-Annual Distribution Date after such Class 5B: SWE&C General Unsecured Claim becomes an Allowed Class 5B:
SWE&C General Unsecured Claim, each holder of an Allowed Class 5B: SWE&C General Unsecured Claim shall receive a beneficial interest in the SWE&C Liquidating Trust entitling such holder to receive in full satisfaction, release and discharge of and in exchange for such Allowed Class 5B: SWE&C General Unsecured Claim its Pro Rata share of the Semi-Annual Class 5B Distribution Amount.

                  4.       Class 6B:  SWE&C Intraestate Claims

                           In connection with, and as a result of, the
substantive consolidation of SWE&C and the SWE&C Subsidiaries into the Consolidated SWE&C Estate, all Class 6B: SWE&C Intraestate Claims shall be deemed eliminated and the holders of Class 6B: SWE&C Intraestate Claims shall not be entitled to and shall not receive or retain any property or interest on account of such Claims.

                  5.       Class 7B:  SWINC Intercompany Claims

                           Holders of Class 7B: SWINC Intercompany Claims shall
not receive or retain any property or interest on account of such Claims.

                  6.       Class 8B:  SWE&C Subordinated Claims

                           Holders of Allowed Class 8B: SWE&C Subordinated
Claims shall not receive or retain any distribution on account of such Class 8B: SWE&C Subordinated Claim.

                  7.       Class 9B:  SWE&C Subsidiary Interests

                           In connection with, and as a result of, the
substantive consolidation of SWE&C and the SWE&C Subsidiaries, on the Effective Date or such other date set by an order of the Court, all Interests in the SWE&C Subsidiaries shall be eliminated and the holders of Class 9B: SWE&C Subsidiary Interests shall not be entitled to and shall not receive or retain any property or interest on account of such Interests.

                  8.       Class 10B:  SWE&C Interests

                           In connection with, and as a result of, the
substantive consolidation of SWE&C and the SWE&C Subsidiaries, on the Effective Date or such other date set by an order of the Court, all Interests in SWE&C shall be eliminated and the holders of Class 10B: SWE&C Interests shall not be entitled to and shall not receive or retain any property or interest on account of such Interests.

         D.       SPECIAL PROVISION REGARDING UNIMPAIRED CLAIMS

                  Except as otherwise provided in the Third Joint Plan, nothing shall affect the rights, claims or defenses, whether legal and equitable, of SWE&C, any SWE&C Subsidiary or the SWE&C Liquidating Trustee, with respect to any Unimpaired Claims, including, but not limited to, all rights with respect to legal and equitable defenses to setoffs or recoupments against Unimpaired Claims.

                                   ARTICLE VI

                ACCEPTANCE OR REJECTION OF THE THIRD JOINT PLAN

         A.       IMPAIRED CLASSES OF CLAIMS AND INTERESTS ENTITLED TO VOTE

                  Subject to Articles VI.C and VI.D below, Claimholders and Interestholders in each Impaired Class of Claims or Interests are entitled to vote as a class to accept or reject the Third Joint Plan.

         B.       ACCEPTANCE BY AN IMPAIRED CLASS

                  In accordance with section 1126(c) of the Bankruptcy Code and except as provided in section 1126(e) of the Bankruptcy Code, an Impaired Class of Claims has accepted the Third Joint Plan if the Third Joint Plan is accepted by the holders of at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of the Allowed Claims of such Class that have timely and properly voted to accept the Third Joint Plan.

                  In accordance with section 1126(d) of the Bankruptcy Code and except as provided in section 1126(e) of the Bankruptcy Code, an Impaired Class of Interests has accepted the Third Joint Plan if the holders of at least two-thirds (2/3) in amount of the Allowed Interests of such Class have timely and properly voted to accept the Third Joint Plan.

         C.       UNIMPAIRED CLASSES CONCLUSIVELY PRESUMED TO ACCEPT THIRD
                  JOINT PLAN

                  1.       SWINC Classes

                           Classes 1A and 2A are Unimpaired by the Third Joint
Plan. Under section 1126(f) of the Bankruptcy Code, such Claimholders are conclusively presumed to accept the Third Joint Plan, and the votes of such Claimholders will not be solicited.

                  2.       SWE&C Classes

                           Classes 1B and 2B are Unimpaired by the Third Joint
Plan. Under section 1126(f) of the Bankruptcy Code, such Claimholders are conclusively presumed to accept the Third Joint Plan, and the votes of such Claimholders will not be solicited.

         D.       CLASSES DEEMED TO REJECT THIRD JOINT PLAN

                  1.       SWINC Classes

                           Claimholders in Class 6A and Interestholders in
Class 10A are not entitled to receive or retain any property under the Third Joint Plan. Under section 1126(g) of the Bankruptcy Code, Class 6A Claimholders and Class 10A Interestholders are deemed to reject the Third Joint Plan, and the votes of such Interestholders or Claimholders will not be solicited.

                  2.       SWE&C Classes

                           Claimholders in Classes 6B, 7B and 8B and
Interestholders in Class 9B and 10B are not entitled to receive or retain any property under the Third Joint Plan. Under section 1126(g) of the Bankruptcy Code, Classes 6B, 7B and 8B Claimholders and Class 9B and 10B Interestholders are deemed to reject the Third Joint Plan, and the votes of such Interestholders or Claimholders will not be solicited.

         E.       SUMMARY OF CLASSES VOTING ON THE THIRD JOINT PLAN

                  1.       SWINC Classes

                           As a result of the provision of Article IV.C of this
Third Joint Plan, the votes of holders of Claims in Classes 3A, 4A, 5A, 7A, and 8A and Interests in Class 9A will be solicited with respect to this Third Joint Plan.

                  2.       SWE&C Classes

                           As a result of the provision of Article V.C of this
Third Joint Plan, the votes of holders of Claims in Classes 3B, 4B and 5B will be solicited with respect to this Third Joint Plan.

         F.       CONFIRMATION PURSUANT TO SECTION 1129(B) OF THE BANKRUPTCY
                  CODE

         To the extent that any Impaired Class rejects the Third Joint Plan or is deemed to have rejected the Third Joint Plan, the Debtors request confirmation of the Third Joint Plan, as it may be modified from time to time, under section 1129(b) of the Bankruptcy Code. The Debtors reserve the right to alter, amend, modify, revoke or withdraw the Third Joint Plan or any Plan Exhibit, including to amend or modify it to satisfy the requirements of section 1129(b) of the Bankruptcy Code, if necessary.

                                  ARTICLE VII

                MEANS FOR IMPLEMENTATION OF THE THIRD JOINT PLAN

         A.       SUBSTANTIVE CONSOLIDATION

         Pursuant to Bankruptcy Rule 9019 and in consideration for the distributions and other benefits provided under the Third Joint Plan, the provisions of the Third Joint Plan will constitute a good faith compromise and settlement of all claims or controversies relating to the issue of substantive consolidation and the Substantive Consolidation Litigation. Accordingly, this Third Joint Plan shall serve as, and shall be deemed to be, a motion for entry of an order pursuant to Bankruptcy Rule 9019 (i) substantively consolidating the Estates of SWINC and the SWINC Subsidiaries and (ii) substantively consolidating the Estates of SWE&C and the SWE&C Subsidiaries. As set forth more fully in the Disclosure Statement, the Proponents believe that such a settlement and compromise is justified by administrative, substantive and equitable reasons.

                  1.  Consolidation of SWINC and the SWINC Subsidiaries

                           On the Effective Date, the Estates of SWINC and the
SWINC Subsidiaries shall be substantively consolidated as follows: (i) the SWINC Subsidiaries shall be merged with and into SWINC, with the surviving corporation being Reorganized SWINC, (ii) all Intercompany Claims by, between and among SWINC and the SWINC Subsidiaries shall be forgiven and eliminated,
(iii) all assets and liabilities of the SWINC Subsidiaries shall be merged or treated as if they were merged with the assets and liabilities of SWINC, (iv) any obligation of SWINC or one of the SWINC Subsidiaries and all guarantees thereof by SWINC or one of the SWINC Subsidiaries shall be deemed to be one obligation of SWINC, and (v) each Claim filed or to be filed against SWINC or a SWINC Subsidiary shall be deemed filed only against SWINC and shall be deemed a single Claim against and a single obligation of SWINC. On the Effective Date, and in accordance with the terms of the Third Joint Plan and the consolidation of the assets and liabilities of SWINC and the SWINC Subsidiaries, all Claims based upon guarantees of collection, payment or performance made by SWINC or the SWINC Subsidiaries as to the obligations of SWINC or one of the SWINC Subsidiaries shall be released and of no further force and effect.

                  2.  Consolidation of SWE&C and the SWE&C Subsidiaries

                           The Third Joint Plan contemplates and is also
predicated upon the substantive consolidation of the Estates of SWE&C and the SWE&C Subsidiaries for the purposes of all actions associated with confirmation and consummation of the Third Joint Plan. On the Effective Date, the Estates of SWE&C and the SWE&C Subsidiaries shall be substantively consolidated as follows: (i) all assets and liabilities of the SWE&C Subsidiaries shall be merged or treated as if they were merged with the assets and liabilities of SWE&C, (ii) all Intercompany Claims by, between and among SWE&C and the SWE&C Subsidiaries shall be forgiven and eliminated, (iii) any obligation of SWE&C or one of the SWE&C Subsidiaries and all guarantees thereof by SWE&C or one of the SWE&C Subsidiaries shall be deemed to be one obligation of SWE&C, and (iv) each Claim filed or to be filed against SWE&C and/or a SWE&C Subsidiary shall be deemed filed only against SWE&C and shall be deemed a single Claim against and a single obligation of SWE&C. On the Effective Date, and in accordance with the terms of the Third Joint Plan and the consolidation of the assets and liabilities of SWE&C and the SWE&C Subsidiaries, all Claims based upon guarantees of collection, payment or performance made by SWE&C or one of the SWE&C Subsidiaries as to the obligations of SWE&C or one of the SWE&C Subsidiaries shall be released and of no further force and effect.

         B.       MERGER OF ENTITIES

                  On the Effective Date or as soon thereafter as practicable,
(a) each of the SWINC Subsidiaries shall be merged or deemed merged with and into SWINC and (b) the Chapter 11 Cases of the SWINC Subsidiaries shall be closed, following which any and all proceedings that could have been brought or otherwise commenced in the Chapter 11 Case of any of the SWINC Subsidiaries shall be brought or otherwise commenced in SWINC's Chapter 11 Case.

                  On the Effective Date or as soon thereafter as practicable,
(a) each of the SWE&C Subsidiaries shall be deemed merged with and into SWE&C and (b) the Chapter 11 Cases of the SWE&C Subsidiaries shall be closed, following which any and all proceedings that could have been brought or otherwise commenced in the Chapter 11 Case of any of the SWE&C Subsidiaries shall be brought or otherwise commenced in SWE&C's Chapter 11 Case.

                  The foregoing merger of entities shall be exempt from any tax under applicable state or federal law as set forth in Article VII.U of the Third Joint Plan.

         C.       CONTINUED CORPORATE EXISTENCE OF REORGANIZED SWINC

                  Reorganized SWINC shall emerge on the Effective Date out of the Consolidated SWINC Estate, in accordance with the laws of the State of Delaware and pursuant to the certificate of incorporation and by-laws of SWINC in effect prior to the Effective Date, as amended under the Third Joint Plan. Pursuant to the Amended Certificate of Incorporation and By-Laws of Reorganized SWINC, Reorganized SWINC will be authorized to engage in any lawful activity for which corporations may be organized under the Delaware General Corporation Law. After emerging from bankruptcy, Reorganized SWINC's business operations will consist of the management of the Pension Plan, including any efforts in which Reorganized SWINC may terminate the Pension Plan or transfer its sponsorship in accordance with applicable law. Although Reorganized SWINC will be fully authorized to engage in other business operations and management intends to evaluate opportunities as, when and if they arise, Reorganized SWINC has no present intention of engaging in business operations, will likely dissolve pursuant to the Delaware General Corporations Law within two years following confirmation of the Third Joint Plan.

         D.       DISSOLUTION OF SWE&C AND THE SWE&C SUBSIDIARIES

                  On the Effective Date or as soon thereafter as the SWE&C Liquidating Trustee determines is appropriate, SWE&C and the SWE&C Subsidiaries shall be dissolved. If necessary or appropriate, the SWE&C Liquidating Trustee shall file a certificate of dissolution for SWE&C and/or the SWE&C Subsidiaries and shall take all other actions necessary or appropriate to effect the dissolution of SWE&C and the SWE&C Subsidiaries under applicable state law.

         E.       CERTIFICATE OF INCORPORATION AND BY-LAWS OF REORGANIZED SWINC

                  The certificate of incorporation and by-laws of SWINC shall be amended as necessary to satisfy the provisions of the Third Joint Plan and the Bankruptcy Code. The certificate of incorporation of Reorganized SWINC shall be amended to, among other things: (a) authorize 1,000 shares of Reorganized SWINC New Common Stock, $0.01 par value per share, (b) authorize 100 shares of Reorganized SWINC New Series A Preferred Stock, $0.01 par value per share, (c) authorize 100 shares of Reorganized SWINC New Series B Preferred Stock, $0.01 par value per share, and (d) pursuant to Bankruptcy Code section 1123(a)(6), add (i) a provision prohibiting the issuance of non-voting equity securities, and, if applicable, (ii) a provision setting forth an appropriate distribution of voting power among classes of equity securities possessing voting power, including, in the case of any class of equity securities having a preference over another class of equity securities with respect to dividends, adequate provisions for the election of directors representing such preferred class in the event of default in the payment of such dividends. The forms of the documents relating to the Amended Certificate of Incorporation and By-laws of Reorganized SWINC shall be in substantially the form annexed to the Third Joint Plan as Plan Exhibits E and F, respectively.

         F.       DIRECTORS AND OFFICERS OF REORGANIZED SWINC

                  On the Effective Date, the members of the board of directors and executive officers of SWINC and each of the SWINC Subsidiaries shall be deemed to have resigned. From and after the Effective Date, the board of directors of Reorganized SWINC shall consist of three (3) directors: (1) Mr. James Carroll, who will serve as Chairman and President of Reorganized SWINC;
(2) a director designated by the Equity Committee; and (3) a director designated by the SWE&C Liquidating Trust Advisory Board. The Directors of Reorganized SWINC shall not receive compensation for their service on the Reorganized SWINC Board but shall be entitled to reimbursement of the reasonable and necessary expenses incurred by them in carrying out the purpose of Reorganized SWINC.

         G.       CORPORATE ACTION

                  Each of the matters provided for under the Third Joint Plan involving the corporate structure of the Debtors or corporate action to be taken by or required of the Debtors shall, as of the Effective Date, be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects without any requirement or further action by stockholders, creditors, or directors of the Debtors.

         H. CANCELLATION OF SECURITIES, INSTRUMENTS AND AGREEMENTS EVIDENCING CLAIMS AND INTERESTS

                  Except as otherwise provided in the Third Joint Plan and in any contract, instrument or other agreement or document created in connection with the Third Joint Plan, on the Effective Date (a) the Old Securities and any other note, bond, indenture, or other instrument or document evidencing or creating any indebtedness or obligation of a Debtor shall be deemed cancelled, and, in the case of the Old Securities, shall be retired and shall cease to exist and (b) the obligations of the Debtors under any agreement, indenture or certificate of designations governing the Old Securities and any other note, bond, indenture or other instrument or document evidencing or creating any indebtedness or obligation of a Debtor shall be deemed released.

         I.       ISSUANCE OF REORGANIZED SWINC NEW COMMON AND PREFERRED STOCK

                  On the Effective Date or as soon thereafter as practicable, Reorganized SWINC shall issue for distribution in accordance with the terms of the Third Joint Plan, (i)(A) the Reorganized SWINC New Series A Preferred Stock to the Consolidated SWINC Estate to be held for the benefit of Holders of Allowed Claims and Interests in accordance with the terms of the Third Joint Plan and the SWINC Plan Administrator Agreement and (B) the Reorganized SWINC New Series B Preferred Stock to the SWE&C Liquidating Trustee to be held for the benefit of Holders of Allowed Claims and Interests in accordance with the terms of the Third Joint Plan and the SWE&C Liquidating Trust Agreement and
(ii) the Reorganized SWINC New Common Stock to the SWE&C Liquidating Trustee. The issuance of Reorganized SWINC New Common Stock, Reorganized SWINC New Series A Preferred Stock and Reorganized SWINC New Series B Preferred Stock shall be exempt from registration under applicable securities laws pursuant to
Section 4(2) of the Securities Act. All such shares of Reorganized SWINC New Common Stock, Reorganized SWINC New Series A Preferred Stock and Reorganized SWINC New Series B Preferred Stock shall be, when issued pursuant to and in accordance with the terms of the Third Joint Plan, duly authorized, validly issued, fully paid and nonassessable.

                  Pursuant to the terms of the SWE&C Liquidating Trust Agreement, the SWINC Plan Administrator Agreement and the securities themselves, the SWE&C Liquidating Trustee and the SWINC Plan Administrator have agreed not to transfer or otherwise dispose of the Reorganized SWINC New

Common Stock, the Reorganized SWINC New Series A Preferred Stock and the Reorganized SWINC New Series B Preferred Stock, respectively. In no event will the Reorganized SWINC New Common Stock be distributed to the beneficial owners of the SWE&C Liquidating Trust and the shares of Reorganized SWINC New Common Stock will not be deemed to be assets of the SWE&C Liquidating Trust. Accordingly, none of the securities to be issued by Reorganized SWINC under the Third Joint Plan will be transferrable.

         J.       EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS

                  The chairman of the Reorganized SWINC board of directors, president, chief financial officer, or any other appropriate officer of Reorganized SWINC shall be authorized to execute, deliver, file, or record such contracts, instruments, release, and other agreements or documents, and to take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Third Joint Plan. The secretary or assistant secretary of Reorganized SWINC shall be authorized to certify or attest to any of the foregoing actions.

                  The SWE&C Liquidating Trustee shall be authorized to execute, deliver, file, or record such contracts, instruments, release, and other agreements or documents, and to take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Third Joint Plan. The secretary or assistant secretary appointed by the SWE&C Liquidating Trustee shall be authorized to certify or attest to any of the foregoing actions.

         K.       CONSOLIDATED SWINC ESTATE GOVERNING BOARD

                  From and after the Effective Date, the Consolidated SWINC Estate shall be governed by the Consolidated SWINC Estate Governing Board. The Consolidated SWINC Estate Governing Board shall consist of three (3) directors:
(1) a director designated by Federal; (2) a director designated by Maine Yankee; and (3) a director designated by the Equity Committee. The Consolidated SWINC Estate Governing Board will, among other things, choose the SWINC Plan Administrator, approve counsel for the resolution of claims that are solely against the Consolidated SWINC Estate, and determine reasonable compensation, if any, for directors to serve on the Consolidated SWINC Estate Governing Board.

         L.       THE SWINC PLAN ADMINISTRATOR

                  1.       Appointment

                           From and after the Effective Date, a Person
appointed by the Consolidated SWINC Estate Governing Board shall serve as the SWINC Plan Administrator pursuant to the SWINC Plan Administrator Agreement and the Third Joint Plan, until death, resignation, discharge or the appointment of a successor SWINC Plan Administrator in accordance with the SWINC Plan Administrator Agreement.

                  2. Rights, Powers and Duties of the Consoldiated SWINC Estate and the SWINC Plan Administrator

                           The Consolidated SWINC Estate shall retain and have
all the rights, powers and duties necessary to carry out its responsibilities under the Third Joint Plan. Except as otherwise provided in the Third Joint Plan, the Confirmation Order, or in any document, instrument, release or other agreement entered into in connection with the Third Joint Plan, such rights, powers and duties, which shall be exercisable by the SWINC Plan Administrator on behalf of the Consolidated SWINC Estate pursuant to the Third Joint Plan and the SWINC Plan Administrator Agreement, shall include, among others:

                  (A) investing the Cash of the Consolidated SWINC Estate, including, but not limited to, the Cash held in the Reserves in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which are guaranteed by the full faith and credit of the United States of America; (ii) money market deposit accounts, checking accounts, savings accounts or certificates of deposit, or other time deposit accounts that are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof; or (iii) any other investments that may be permissible under (a) section 345 of the Bankruptcy Code or (b) any order of the Court entered in the Debtors' Chapter 11 cases;

                  (B) calculating and paying all distributions to be made under the Third Joint Plan, the SWINC Plan Administrator Agreement and other orders of the Court to holders of Allowed Claims against and Interests in the Consolidated SWINC Estate;

                  (C) employing, supervising and compensating professionals retained to represent the interests of and serve on behalf of the Consolidated SWINC Estate;

                  (D) objecting to Claims or Interests filed against the Consolidated SWINC Estate;

                  (E) seeking estimation under section 502(c) of the Bankruptcy Code of contingent or unliquidated claims filed against the Consolidated SWINC Estate;

                  (F) seeking determination of tax liability of the Consolidated SWINC Estate under section 505 of the Bankruptcy Code;

                  (G) exercising all powers and rights, and taking all actions, contemplated by or provided for in the SWINC Plan Administrator Agreement;

                  (H) voting the shares of Reorganized SWINC New Series A Preferred Stock in connection with any matter submitted to a vote of such stockholders of Reorganized SWINC, as directed by the Consolidated SWINC Estate Governing Board;

                  (I) pursuing any and all rights under the insurance policies of a Debtor providing coverage with respect to Insured Claims;

                  (J) taking any and all other actions necessary or appropriate to implement or consummate this Third Joint Plan and the provisions of the SWINC Plan Administrator Agreement.

                  3.       Compensation of the SWINC Plan Administrator

                           The SWINC Plan Administrator shall be compensated
from the SWINC Operating Reserve pursuant to the terms of the SWINC Plan Administrator Agreement, as it may be modified from time to time by the Consolidated SWINC Estate Governing Board. Any professionals retained by the SWINC Plan Administrator shall be entitled to reasonable compensation for services rendered and reimbursement of expenses incurred from the SWINC Operating Reserve. The payment of the fees and expenses of the SWINC Plan Administrator and its retained professionals shall be made in the ordinary course of business and shall not be subject to the approval of the Court.

                  4.       Indemnification

                           SWINC, the SWINC Subsidiaries, the Consolidated
SWINC Estates and Reorganized SWINC shall, to the fullest extent permitted by the applicable laws of the jurisdiction in which each such entity is incorporated or otherwise organized, indemnify and hold harmless the SWINC Plan Administrator (in his capacity as such) and the agents, representatives, professionals and employees of the SWINC Plan Administrator (collectively the "Indemnified Parties"), from and against and with respect to any and all liabilities, losses, damages, claims, costs and expenses, including but not limited to attorneys' fees arising out of or due to their actions or omissions, or consequences of such actions or omissions, with respect to SWINC, the SWINC Subsidiaries and their Estate(s) or the implementation or administration of the Third Joint Plan and the Reorganized SWINC Plan Administrator Agreement if the Indemnified Party acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of SWINC, the SWINC Subsidiaries and their Estate(s), as the case may be, and, with respect to any criminal action or proceeding, had no reasonable cause to believe its conduct was unlawful. To the extent SWINC, the SWINC Subsidiaries, their Estate(s) or Reorganized SWINC indemnifies and holds harmless the Indemnified Parties as provided above, the legal fees and related costs incurred by counsel to the SWINC Plan Administrator in monitoring and participating in the defense of such claims giving rise to the right of indemnification shall be paid out of the SWINC Operating Reserve. The indemnification provisions of the SWINC Plan Administrator Agreement shall remain available to and be binding upon any future SWINC Plan Administrator or the estate of any decedent SWINC Plan Administrator and shall survive the termination of the SWINC Plan Administrator Agreement.

                  5.       Insurance

                           The SWINC Plan Administrator shall be authorized to
obtain all reasonably necessary insurance coverage for itself, its agents, representatives, employees or independent contractors, SWINC, the SWINC Subsidiaries, and the Consolidated SWINC Estate including, but not limited to, coverage with respect to (i) any property that is or may in the future become the property of the Consolidated SWINC Estate and (ii) the liabilities, duties and obligations of the SWINC Plan Administrator and its agents, representatives, employees or independent contractors under the SWINC Plan Administrator Agreement (in the form of an errors and omissions policy or otherwise), the latter of which insurance coverage may, at the sole option of the SWINC Plan Administrator, remain in effect for a reasonable period (not to exceed seven years) after the termination of the SWINC Plan Administrator Agreement.

                  6. Authority to Object to Claims and Interests and to Settle Disputed Claims

                           From and after the Effective Date, the SWINC Plan
Administrator shall be authorized (i) to object to Claims or Interests filed solely against SWINC and the SWINC Subsidiaries and (ii) pursuant to Bankruptcy Rule 9019(b) and section 105(a) of the Bankruptcy Code, to compromise and settle Disputed Claims and Disputed Interests.

         M.       THE ASBESTOS TRUST

                  The Asbestos Trust is the result of a settlement and compromise of disputes between the Proponents and the Asbestos Insurance Carriers. On the Effective Date, and pursuant to the terms of the Asbestos Trust Agreement, the Debtors shall transfer to the Asbestos Trust Cash in the amount of $4.5 million and an Allowed Class 5B Claim in the amount of $1.0 million for distribution to holders of Allowed Asbestos Claims and to pay the reasonable and necessary costs and expenses associated with administering the Asbestos Trust, any litigation related to the liquidation, resolution, settlement or compromise of the Asbestos Claims or any litigation related to the resolution, settlement or compromise regarding Asbestos Insurance Issues. On the Effective Date, and pursuant to the terms of the Asbestos Trust Agreement, the Debtors shall transfer to the Asbestos Trustee all of their rights with respect to, among other things, indemnification, contribution or reimbursement under the insurance policies issued by the Asbestos Insurance Carriers (but not the policies themselves) and all of their rights under any other policies that provide coverage for Asbestos Claims (but not those policies themselves), but only to the extent of such coverage under those policies. Notwithstanding anything to the contrary herein, the Debtors or their respective successors and assigns under this Third Joint Plan shall retain any and all rights under policies issued by the Asbestos Insurance Carriers or the policies providing coverage for Asbestos Claims with respect to coverage for any Claims other than Asbestos Claims. The Asbestos Trust shall remain in existence until dissolved by the Asbestos Trustee, and upon termination, any remaining assets of the Asbestos Trust shall revert and be paid over to the SWE&C Liquidating Trust.

         N.       THE ASBESTOS TRUSTEE

                  1.       Appointment

                           From and after the Effective Date, Mr. James Carroll
shall serve as the Asbestos Trustee pursuant to the Third Joint Plan, until death, resignation, discharge or the appointment of a successor Asbestos Trustee. The Asbestos Trustee shall have and perform all duties, responsibilities, rights and obligations set forth in the Asbestos Trust Agreement.

                  2.       Rights, Powers and Duties of the Asbestos Trustee

                           The Asbestos Trustee shall retain and have all the
rights, powers and duties necessary to carry out his or her responsibilities under the Third Joint Plan and the Asbestos Trust Agreement. Such rights, powers and duties, which shall be exercisable by the Asbestos Trustee on behalf of the Debtors pursuant to the Third Joint Plan and the Asbestos Trust Agreement, shall include, among others:

                  (a) maintaining any Unclaimed Distribution Reserve for the benefit of the holders of Allowed Asbestos Claims;

                  (b) investing Cash in the Asbestos Trust in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which are guaranteed by the full faith and credit of the United States of America; (ii) money market deposit accounts, checking accounts, savings accounts, certificates of deposit, or other time deposit accounts that are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof; or (iii) any other investments that may be permissible under (x) section 345 of the Bankruptcy Code or (y) any order of the Court entered in the Debtors' Chapter 11 Cases;

                  (c) calculating and paying of all distributions to be made under the Third Joint Plan, the Asbestos Trust Agreement, and other orders of the Court, to holders of Allowed Asbestos Claims that have become undisputed, non-contingent, and liquidated claims;

                  (d) employing, supervising and compensating professionals, if any, necessary to represent the interests of and serve on behalf of the Asbestos Trust;

                  (e) objecting to, defending against and settling Asbestos Claims, and seeking estimation of contingent or unliquidated Asbestos Claims under section 502(c) of the Bankruptcy Code;

                  (f) dissolving the Asbestos Trust;

                  (g) exercising all powers and rights, and taking all actions, contemplated by or provided for in the Asbestos Trust Agreement;

                  (h) taking any and all other actions necessary or appropriate to implement the provisions of the Asbestos Trust Agreement;

                  (i) making and filing any tax returns for the Asbestos Trust;

                  (j) taking any actions necessary to ensure that the Asbestos Insurance Carriers will receive timely notice of any Asbestos Claim or demand including, without limitation, taking action to maintain the corporate existence of one or more of the Debtors;

                  (k) entering into one or more coverage in place agreements with the Asbestos Insurance Carriers on terms satisfactory to the Trustee or taking other appropriate action with respect to insurance provided by the Asbestos Insurance Carriers; and

                  (l) taking any actions necessary to ensure the preservation of the Debtors' documents to the extent such documents may be necessary to the defense of Asbestos Claims, including, without limitation, the entry into long-term storage agreements with respect to such documents.

                  3.       Compensation of the Asbestos Trustee

                           The Asbestos Trustee will be compensated at a rate
of $300 per hour. Any professionals retained by the Asbestos Trust shall be entitled to reasonable compensation for services rendered and reimbursement of expenses incurred from the Asbestos Trust. The payment of the fees and expenses of the Asbestos Trustee and his retained professionals, if any, shall be made in the ordinary course of business and shall not be subject to the approval of the Court.

                  4.       Indemnification

                           The Asbestos Trust shall, to the fullest extent
permitted by the laws of the State of Delaware, indemnify and hold harmless the Asbestos Trustee (in his capacity as such) and the Asbestos Trustee's and the Asbestos Trust's agents, representatives, professionals, and employees (collectively, the "Indemnified Parties"), from and against and in respect to any and all liabilities, losses, damages, claims, costs, and expenses, including but not limited to attorneys' fees, arising out of or due to their actions or omissions, or consequences of such actions or omissions, with respect to the Asbestos Trust or the implementation or administration of the Third Joint Plan and the Asbestos Trust Agreement, if the Indemnified Party acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Asbestos Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe its conduct was unlawful. To the extent that the Asbestos Trust must indemnify and hold harmless the Indemnified Parties as provided above, the legal fees and related costs incurred by counsel to the Asbestos Trustee in monitoring and participating in the defense of such claims giving rise to the right of indemnification shall be paid out of the Asbestos Trust. The indemnification provisions of the Asbestos Trust Agreement shall remain available to and be binding upon any future Asbestos Trustee or the estate of any decedent Asbestos Trustee and shall survive the termination of the Asbestos Trust Agreement.

                  5.       Insurance

                           The Asbestos Trustee shall be authorized to obtain
all reasonably necessary insurance coverage for himself, his agents, representatives, employees, independent contractors, and the Asbestos Trust, including, but not limited to, coverage with respect to (i) any property that is or may in the future become the property of the Asbestos Trust and (ii) the liabilities, duties, and obligations of the Asbestos Trustee and his agents, representatives, employees, independent contractors under the Asbestos

Trust Agreement (in the form of an errors and omissions policy or otherwise), the latter of which insurance coverage may, at the sole option of the Asbestos Trustee, remain in effect for a reasonable period (not to exceed five years) after the termination of the Asbestos Trust Agreement.

                           The Debtors intend that the Asbestos Trust will be
treated as a "liquidating trust" within the meaning of Section 307.7701-4(d) of the Tax Regulation. Accordingly, it is intended that the transfer of the Asbestos Trust Assets to the Asbestos Trust shall be treated, for all income tax purposes, as a deemed transfer of the Asbestos Trust Assets to the beneficiaries of the Asbestos Trust for all income tax purposes, followed by a deemed transfer of such assets by such beneficiaries to the Asbestos Trust. The Asbestos Trust shall be considered a "grantor" trust, and the beneficiaries of the Asbestos Trust shall be treated as the grantors and the deemed owners of the Asbestos Trust.

                  6.       Asbestos Insurance Policies

                  The Third Joint Plan shall not expand the scope of, the amount of, or alter in any other way the Asbestos Insurance Carriers' obligations under their policies. The Third Joint Plan shall not operate as a waiver of certain proofs of claim filed by the Asbestos Insurance Carriers in the Chapter 11 Cases, provided, however, that to the extent such Claims relate to Asbestos Claims, the Asbestos Insurers' Claims are deemed satisfied in full, except for claims by Travelers Insurance Company and its affiliates for premiums under retrospectively rated insurance policies issued to the Debtors.

         O.       THE SWE&C LIQUIDATING TRUST

                  1.       Appointment of Trustee

                           From and after the Effective Date, a Person
appointed by the SWE&C Liquidating Trust Advisory Board shall serve as the SWE&C Liquidating Trustee pursuant to the SWE&C Liquidating Trust Agreement and the Third Joint Plan, until death, resignation, discharge or the appointment of a successor SWE&C Liquidating Trustee in accordance with the SWE&C Liquidating Trust Agreement. The SWE&C Liquidating Trustee shall have and perform all duties, responsibilities, rights and obligations set forth in the SWE&C Liquidating Trust Agreement, including resolving claims solely against the Consolidated SWE&C Estate.

                  2. Transfer of SWE&C Liquidating Trust Assets to the SWE&C Liquidating Trust

                           On the Effective Date, SWE&C, the SWE&C Subsidiaries
and their Estates shall transfer and shall be deemed to have irrevocably transferred to the SWE&C Liquidating Trust, for and on behalf of the beneficiaries of the SWE&C Liquidating Trust, the SWE&C Liquidating Trust Assets.

                  3.       The SWE&C Liquidating Trust

                  (A) Without any further action of the directors of SWE&C or the SWE&C Subsidiaries, on the Effective Date, the SWE&C Liquidating Trust Agreement, substantially in the form annexed hereto as Plan Exhibit C, shall become effective. The SWE&C Liquidating Trustee shall accept the SWE&C Liquidating Trust and sign the SWE&C Liquidating Trust Agreement on the Effective Date and the SWE&C Liquidating Trust will then be deemed created and effective.

                  (B) The SWE&C Liquidating Trustee shall have full authority to take any steps necessary to administer the SWE&C Liquidating Trust Agreement, including, without limitation, the duty and obligation (i) to liquidate SWE&C Liquidating Trust Assets, (ii) to make distributions therefrom to holders of Allowed Claims against SWE&C and the SWE&C Subsidiaries, (iii) to maintain any Reserves on behalf of and for the benefit of the beneficiaries of the SWE&C Liquidating Trust, (iv) to vote the shares of Reorganized SWINC New Common Stock in connection with any matter submitted to a vote of the stockholders of Reorganized SWINC as directed by the SWE&C Liquidating Trust Advisory Board, and (v) if authorized by the SWE&C Liquidating Trust Advisory Board, to pursue and settle any Disputed Claims filed solely against or Disputed Interests solely in the Consolidated SWE&C Estate in accordance with and subject to the provisions of the Third Joint Plan. The SWE&C Liquidating Trustee shall not at any time, whether on behalf of the SWE&C Liquidating Trust, SWE&C, the SWE&C Subsidiaries, or their Estates, continue or engage in the conduct of trade or business, and no part of the SWE&C Liquidating Trust or the proceeds, revenue or income therefrom shall be used or disposed of by the SWE&C Liquidating Trustee in the furtherance of any business.

                  (C) All costs and expenses associated with the administration of the SWE&C Liquidating Trust, including those rights, obligations and duties described in this Article VII.O of this Third Joint Plan, shall be the responsibility of and paid by the SWE&C Liquidating Trust from the SWE&C Liquidating Trust Assets.

                  (D) The SWE&C Liquidating Trustee may retain such law firms, accounting firms, experts, advisors, consultants, investigators, appraisers, auctioneers or other professionals as it may deem necessary (collectively, the "SWE&C Liquidating Trustee Professionals"), in its sole discretion, to aid in the performance of its responsibilities pursuant to the terms of this Third Joint Plan including, without limitation, the liquidation and distribution of SWE&C Liquidating Trust Assets.

                  (E) The Debtors intend that the SWE&C Liquidating Trust will be treated as a "liquidating trust" within the meaning of Section 301.7701-4(d) of the Tax Regulations. Accordingly, it is intended that the transfer of the SWE&C Liquidating Trust Assets to the SWE&C Liquidating Trust shall be treated, for all income tax purposes, as a deemed transfer of the SWE&C Liquidating Trust Assets to the beneficiaries of the SWE&C Liquidating Trust for all income tax purposes, followed by a deemed transfer of such assets by such beneficiaries to the SWE&C Liquidating Trust. The SWE&C Liquidating Trust shall be considered a "grantor" trust, and the beneficiaries of the SWE&C Liquidating Trust shall be treated as the grantors and the deemed owners of the SWE&C Liquidating Trust.

                  (F) The SWE&C Liquidating Trustee shall be responsible for filing all federal, state and local tax returns for the SWE&C Liquidating Trust.

                  (G) The SWE&C Liquidating Trust shall retain any and all rights under any insurance policies of a Debtor providing coverage with respect to Insured Claims.

                  (H) The SWE&C Liquidating Trust shall terminate on the later of (i) the tenth (10) anniversary of the Confirmation Date or (ii) the distribution of all property in accordance with the terms of the SWE&C Liquidating Trust Agreement.

                  4.       Compensation of the SWE&C Liquidating Trustee

                           The SWE&C Liquidating Trustee shall be compensated
from the SWE&C Operating Reserve pursuant to the terms of the SWE&C Liquidating Trust Agreement. Any professionals retained by the SWE&C Liquidating Trustee shall be entitled to reasonable compensation for services rendered and reimbursement of expenses incurred from the SWE&C Operating Reserve, subject to the prior approval of the SWE&C Liquidating Trust Advisory Board. The payment of the fees and expenses of the SWE&C Liquidating Trustee and its retained professionals shall be made in the ordinary course of business and shall not be subject to the approval of the Court.

                  5.       The SWE&C Liquidating Trust Advisory Board

                  The SWE&C Liquidating Trust Advisory Board shall be comprised of three (3) members selected by the Creditors' Committee prior to the Confirmation Hearing. The SWE&C Liquidating Trustee shall consult regularly with the SWE&C Liquidating Trust Advisory Board when carrying out the purpose and intent of the SWE&C Liquidating Trust. The members of the SWE&C Liquidating Trust Advisory Board shall receive compensation as determined by the SWE&C Liquidating Trust Advisory Board, in its discretion from time to time for their services on the SWE&C Liquidating Trust Advisory Board, in carrying out the purpose of the SWE&C Liquidating Trust Advisory Board. Reimbursement of the reasonable and necessary expenses of the members of the SWE&C Liquidating Trust Advisory Board shall be payable by the SWE&C Liquidating Trust.

                  (A) In the case of an inability or unwillingness of any member of the SWE&C Trust Advisory Board to serve, such member shall be replaced by designation of the remaining members of the SWE&C Trust Advisory Board. If any position on the SWE&C Trust Advisory Board remains vacant for more than thirty (30) days, such vacancy shall be filled within fifteen (15) days thereafter by the designation of the SWE&C Liquidating Trustee without the requirement of a vote by the other members of the SWE&C Trust Advisory Board.

                  (B) Upon the certification by the SWE&C Liquidating Trustee that all SWE&C Liquidating Trust Assets have been distributed, abandoned or otherwise disposed of, the members of the SWE&C Liquidating Trust Advisory Board shall resign their positions, whereupon they shall be discharged from further duties and responsibilities.

                  (C) The SWE&C Liquidating Trust Advisory Board may, by majority vote, authorize the SWE&C Liquidating Trustee to invest the corpus of the SWE&C Liquidating Trust in prudent investments other than those described in section 345 of the Bankruptcy Code.

                  (D) The SWE&C Liquidating Trust Advisory Board may remove the SWE&C Liquidating Trustee in its discretion. In the event the requisite approval is not obtained, the SWE&C Liquidating Trustee may be removed by the Court for cause shown. In the event of the resignation or removal of the SWE&C Liquidating Trustee, the SWE&C Liquidating Trust Advisory Board shall, by majority vote, designate a person to serve as successor SWE&C Liquidating Trustee.

                  (E) Notwithstanding anything to the contrary in this Third Joint Plan, neither the SWE&C Liquidating Trust Advisory Board nor any of its members, designees, counsel, financial advisors or any duly designated agent or representative of any such party shall be liable for the act, default or misconduct of any other member of the SWE&C Liquidating Trust Advisory Board, nor shall any member be liable for anything other than such members' own gross negligence or willful misconduct. The SWE&C Liquidating Trust Advisory Board may, in connection with the performance of its duties, and in its sole and absolute discretion, consult with its counsel, accountants or other professionals, and shall not be liable for anything done or omitted or suffered to be done in accordance with such advice or opinions. If the SWE&C Liquidating Trust Advisory Board determines not to consult with its counsel, accountants or other professional, it shall not be deemed to impose any liability on the SWE&C Liquidating Trust Advisory Board, or its members and/or designees.

                  (F) The SWE&C Liquidating Trust Advisory Board shall govern its proceedings through the adoption of by-laws, which the SWE&C Liquidating Trust Advisory Board may adopt by majority vote. No provision of such by-laws shall supersede any express provision of the Third Joint Plan.

         P.       INTERESTATE OVERSIGHT BOARD

                  From and after the Effective Date, a three (3) member board shall be appointed to resolve Interestate Disputes. The Interestate Oversight Board shall consist of: (1) a director designated by the Consolidated SWINC Estate Governing Board, who shall not be the SWINC Plan Administrator (the "SWINC Designee"); (2) a director designated by the SWE&C Liquidating Trust Advisory Board, who shall not be the SWE&C Liquidating Trustee (the "SWE&C Designee); and (3) a director agreed to by the SWINC Designee and the SWE&C Designee (the "Joint Designee"). In the event that the SWINC Designee and the SWE&C Designee cannot agree as to the appointment of the Joint Designee, each will recommend two (2) independent nominees (i.e., individuals who hold no interest in or claims against any of the Debtors or their affiliates) and the Court shall appoint the Joint Designee.

                  The SWINC and SWE&C Designees on the Interestate Oversight Board shall not receive compensation for their service on the Interestate Oversight Board, although they shall be entitled to reimbursement of reasonable and necessary expenses incurred by them in carrying out the purpose of the Interestate Oversight Board. The Joint Designee shall be entitled to compensation at such amounts agreed to by the Joint Designee and the other Interestate Oversight Board members. Reimbursement of the reasonable and necessary expenses of the members of the Interestate Oversight Board shall be payable one- half from the Consolidated SWINC Estate and one-half from the Consolidated SWE&C Estate. The Interestate Oversight Board shall have the authority to resolve all Interestate Disputes. In the event that there is no unanimity as to the resolution of any interestate dispute after 30 days, the Joint Designee shall issue a final and binding resolution based on the facts, equities and legal authorities. The Interestate Oversight Board shall have the authority to choose counsel to defend against or pursue claims that affect both estates, including, among other things, environmental litigation and insurance matters, as set out more fully in the charter for the Interestate Oversight Board attached hereto as Exhibit G.

         Q.       NO REVESTING OF ASSETS

                  On or following the Effective Date, the property of the Estates of SWINC and the SWINC Subsidiaries (except for any obligations and/or reversionary interest in the Pension Plan, the rights to Cash contributed to the Reorganized SWINC Operating Reserve in accordance with this Third Joint
Plan) shall remain or become the property of the Consolidated SWINC Estate and shall continue to be subject to the jurisdiction of the Court following confirmation of the Third Joint Plan until distributed to holders of Allowed Claims and Allowed Interests in accordance with the provisions of the Third Joint Plan, the SWINC Plan Administrator Agreement, and the Confirmation Order. Reorganized SWINC shall succeed SWINC as the "contributing sponsor" of the Pension Plan for all purposes, including under ERISA section 4001(a)(13), and shall succeed SWINC as the "employer" maintaining the Pension Plan for all purposes, including under ERISA section 4044(d).

                  On or following the Effective Date, the property of the Estates of SWE&C and the SWE&C Subsidiaries (except for the rights to Cash contributed to the Reorganized SWINC Operating Reserve in accordance with this Third Joint Plan) shall remain or become the property of the SWE&C Liquidating Trust and shall continue to be subject to the jurisdiction of the Court following confirmation of the Third Joint Plan until distributed to holders of Allowed Claims and Allowed Interests in accordance with the provisions of the Third Joint Plan, the SWE&C Liquidating Trust Agreement, and the Confirmation Order.

         R.       PRESERVATION OF RIGHTS OF ACTION

                  Except as otherwise provided in the Third Joint Plan or the Confirmation Order, or in any contract, instrument, release, indenture or other agreement entered into in connection with the Third

Joint Plan, in accordance with Bankruptcy Code section 1123(b), the Consolidated SWINC Estate and the SWE&C Liquidating Trust shall retain the Litigation Claims, including but not limited to: (1) any claims against any person, company or entity that provided or provides insurance to the Debtors for any failure to provide contractual coverage, including, but not limited to:
ACE Insurance Company Ltd.; AIG; Genesis Insurance Company; Greenwich Insurance Company; Indian Harbor Insurance Company; Kemper Insurance Company; Lloyd's of London; National Union; Reliance Insurance; Royal; St. Paul Fire and Marine Insurance Company; The Travelers Indemnity Company & Affiliates; XL Insurance Company Ltd.; (2) any and all claims under the Arizona Missions insurance policies; (3) any and all claims under the Debtors' excess coverage insurance policies, including those relating to Isobord and Maine Yankee; (4) any and all claims, including claims for contribution, reimbursement or indemnification under any of the Debtors' directors and officers liability policies; (5) any and all claims, including claims for contribution, reimbursement or indemnification under any other policy of insurance, including the Debtors' general liability insurance policies; (6) any claims for acts or omissions of the Debtors' present and former officers and directors; and (7) any claims against the U.S. Department of Energy and/or NAC International or other subcontractors for indemnification or contribution concerning claims by Maine Yankee, as well as those Litigation Claims listed on Exhibit B annexed hereto and those Litigation Claims against any Person or Entity hereinafter arising or discovered and regardless of when the facts giving rise to such Litigation Claims arose or existed. The Debtors further reserve any and all claims against any and all insurance companies that have in the past provided or continue to provide insurance coverage to the Debtors with respect to all policies of insurance and all coverage, including, but not limited to, those policies of insurance listed on the attached Exhibit I.

                  Unless otherwise provided in a Court order entered after entry of the Confirmation Order, no Claim against the Debtors shall be considered finally Allowed (whether by Court order or operation of Bankruptcy Code section 502(a)) for the purpose of preventing the SWINC Plan Administrator or the SWE&C Liquidating Trustee from enforcing, sueing on, settling or compromising any Litigation Claims against Claimholders by reason of res judicata, collateral estoppel, or similar doctrine. Unless otherwise provided in a Court order entered after entry of the Confirmation Order, the doctrines of res judicata and collateral estoppel shall not be a defense to any Litigation Claims against any Claimholders enforced or sued on after the Confirmation Date by the SWINC Plan Administrator or the SWE&C Liquidating Trustee, whether or not such Claimholders' Claim have been Allowed. The SWINC Plan Administrator and the SWE&C Liquidating Trustee may enforce, sue on, settle or compromise any Litigation Claims against Claimholders, whether or not such Claimholders' Claims have been Allowed, after the Confirmation Date.

                  The Proponents have attached a preliminary list of the Litigation Claims to be retained as part of the Third Joint Plan and reserve the right to amend that list up to and prior to the deadline for objections to the Third Joint Plan, October 20, 2003. The SWINC Plan Administrator, on behalf of SWINC, the SWINC Subsidiaries and the Consolidated SWINC Estate, shall retain and may enforce, sue on, settle or compromise (or decline to do any of the foregoing) any and all of the Litigation Claims that SWINC, the SWINC Subsidiaries, their Estates or the Consolidated SWINC Estate may hold against any Person or Entity. The SWE&C Liquidating Trustee, on behalf of SWE&C, the SWE&C Subsidiaries, and the SWE&C Liquidating Trust shall retain and may enforce, sue on, settle or compromise (or decline to do any of the foregoing) any and all of the Litigation Claims that SWE&C, the SWE&C Subsidiaries, their Estates or the SWE&C Liquidating Trust may hold against any Person or Entity. The failure of the Debtors to list a claim, right of action, suit or proceeding on Plan Exhibit B shall not constitute a waiver or release by the Debtors or their Estates of such claim, right of action, suit or proceeding all such claims, rights of action, suits or proceedings are being expressly reserved.

         S.       CREDITORS' COMMITTEE AND EQUITY COMMITTEE

                  1.       Dissolution of Creditors' Committee

                           The Creditors' Committee shall continue in existence
until the Effective Date to exercise those powers and perform those duties specified in section 1103 of the Bankruptcy Code, and shall perform such other duties as it may have been assigned by the Court prior to the Effective Date. On the Effective Date, the Creditors' Committee shall be dissolved and its members shall be deemed released of all their duties, responsibilities and obligations in connection with the Chapter 11 Cases or the Third Joint Plan and its implementation, and the retention or employment of the Creditors' Committee's attorneys, accountants and other agents shall terminate, except with respect to (i) all Professional Fee Claims and (ii) any appeals of the Confirmation Order. All expenses of Creditors' Committee members and the fees and expenses of their professionals through the Effective Date shall be paid in accordance with the terms and conditions of the Fee Order and the Confirmation Order and this Third Joint Plan.

                  2.       Dissolution of Equity Committee

                           The Equity Committee shall continue in existence
until the Effective Date to exercise those powers and perform those duties specified in section 1103 of the Bankruptcy Code and shall perform such other duties as it may have been assigned by the Court prior to the Effective Date. On the Effective Date, the Equity Committee shall be dissolved and its members shall be deemed released of all their duties, responsibilities and obligations in connection with the Chapter 11 Cases or the Third Joint Plan and its implementation, and the retention or employment of the Equity Committee's attorneys, accountants and other agents shall terminate, except with respect to
(i) all Professional Fee Claims and (ii) any appeals of the Confirmation Order. All expenses of Equity Committee members and the fees and expenses of their professionals through the Effective Date shall be paid in accordance with the terms and conditions of the Fee Order the Confirmation Order and this Third Joint Plan.

         T.       SOURCES OF CASH FOR THIRD JOINT PLAN DISTRIBUTIONS

              Except as otherwise provided in the Third Joint Plan or the Confirmation Order, all Cash necessary for the SWINC Plan Administrator and the SWINC Disbursing Agent, as the case may be, to make payments pursuant to the Third Joint Plan to holders of the Claims against and Interests in SWINC, the SWINC Subsidiaries or the Consolidated SWINC Estates shall be obtained from (i) the Cash balances of SWINC and the SWINC Subsidiaries, including Cash from the market value allocation of the Sale Proceeds, and (ii) the liquidation of the remaining non-Cash assets, if any, of SWINC, the SWINC Subsidiaries and the Consolidated SWINC Estates and (iii) the liquidation of the remaining non-Cash assets, if any, of SWINC and the SWINC Subsidiaries.

                  Except as otherwise provided in the Third Joint Plan or the Confirmation Order, all Cash necessary for the SWE&C Liquidating Trustee and the SWE&C Liquidating Trust Disbursing Agent, as the case may be, to make payments pursuant to the Third Joint Plan to holders of Claims against SWE&C, the SWE&C Subsidiaries or the SWE&C Liquidating Trust shall be obtained from
(i) the Cash balances of SWE&C and the SWE&C Subsidiaries, including Cash from the market value allocation of the Sale Proceeds, (ii) proceeds derived from the repayment of the Reorganized SWINC Note, and (iii) the liquidation of the remaining non-Cash assets, if any, of SWE&C and the SWE&C Subsidiaries.

         U.       EXEMPTION FROM CERTAIN TRANSFER TAXES

                  Pursuant to section 1146(c) of the Bankruptcy Code, any transfers from a Debtor to Reorganized SWINC or any other Person or Entity pursuant to the Third Joint Plan in the United States shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

         V.       RELEASE OF LIENS

                  Except as otherwise provided in the Third Joint Plan, the Confirmation Order or in any contract, instrument, release or other agreement or document created in connection with the Third Joint Plan, on the Effective Date, all mortgages, deeds of trust, liens, pledges or other security interests against the property of the Debtors' Estates shall be fully released and discharged.

         W.       SPECIAL PROVISIONS REGARDING INSURED CLAIMS

                  Distributions under the Third Joint Plan to each holder of an Allowed Insured Claim against SWINC, a SWINC Subsidiary, SWE&C or a SWE&C Subsidiary, shall be in accordance with the treatment provided under the Third Joint Plan for the Class in which such Allowed Insured Claim is classified; provided, however, that the maximum amount of any distribution under the Third Joint Plan on account of an Allowed Insured Claim (except for Allowed Asbestos Claims) shall be limited to an amount equal to the amount of the Allowed Insured Claim minus any insurance proceeds actually received and retained by such holder in respect of such Allowed Insured Claim. Nothing in this Article VII shall (x) constitute a waiver of any claim, right, or cause of action the Debtors may hold against any Person, including the Debtors' insurance carriers or (y) is intended to, shall, or shall be deemed to preclude any holder of an Allowed Insured Claim from seeking and/or obtaining a distribution or other recovery from any insurer of the Debtors in addition to any distribution such holder may receive pursuant to the Third Joint Plan; provided, however, that the Debtors do not waive, and expressly reserve their rights to assert that any insurance coverage is property of the estate to which they are entitled, with the exception of the provisions contained in the stipulated agreement between SWINC and the Secretary of Labor, United States Department of Labor, filed by the Debtors on or about February 26, 2002. Upon receipt by the holder of an Allowed Insured Claim of any amounts distributed under the Third Joint Plan in respect of such claim, such holder shall be deemed to have assigned to the SWINC Plan Administrator all rights of the holder to recover such amounts from the applicable insurer.

                  This Third Joint Plan shall not expand the scope of or alter in any other way the insurers' obligations under their policies, and the insurers shall retain any and all defenses to coverage that they may have. The Third Joint Plan shall not operate as a waiver of any other claims the insurers have asserted or may assert in proofs of claim filed in the Debtors' bankruptcy cases or the Debtors' rights as to those claims.

                  This Third Joint Plan does not prejudice or impair any rights of a holder of a contingent claim, if any, under the Bankruptcy Code or any other applicable law, including, but not limited to, Bankruptcy Code section 502, to seek recovery under any policy of insurance under which a Debtor is an insured or beneficiary, and/or the right to be an Insured Claim, after such contingent claim becomes liquidated.

                  Each of the insurers retains any and all of its rights, at its own expense, to commence and participate in any contested matters and other related proceedings concerning asbestos claims, including objections to and requests for relief from the automatic stay with respect to any such claims, until the Debtors' bankruptcy cases are closed.

                  Any insurance proceeds received on account of an Insured Claim or as a result of a buy- out of an insurance policy under which a Debtor is an insured or beneficiary will be used first to satisfy Allowed Insured Claims.

                                  ARTICLE VIII

                   DESCRIPTION OF SECURITIES AND INSTRUMENTS
              TO BE ISSUED IN CONNECTION WITH THE THIRD JOINT PLAN

         A.       REORGANIZED SWINC NEW COMMON STOCK

                  The principal terms of the Reorganized SWINC New Common Stock to be issued by Reorganized SWINC under the Third Joint Plan are as follows:


Authorization......................... 1,000 shares.

Initial
Issuance.............................. 100 shares.

Par Value............................. $.01 per share.

Listing............................... None.

Voting Rights......................... One vote per share on all matters submitted to a vote of the stockholders of Reorganized SWINC; votes together as a
                                       single class with the Reorganized SWINC New Series A
                                       Preferred Stock and  Reorganized SWINC New Series B
                                       Preferred Stock.  The SWE&C Liquidating Trustee has
                                       granted an irrevocable proxy to the Board of Directors of
                                       Reorganized SWINC for the limited purpose of permitting the
                                       Board to vote the shares of Reorganized SWINC New
                                       Common Stock, at its discretion, in favor of the dissolution of
                                       Reorganized SWINC.
Transfer
Restrictions.......................... Not transferable.

Preemptive
Rights................................ None.

         B.       REORGANIZED SWINC NEW SERIES A PREFERRED STOCK

         The principal terms of the Reorganized SWINC New Series A Preferred
Stock to be issued by Reorganized SWINC under the Third Joint Plan are as follows:

Authorization......................... 100 shares.

Initial Issuance...................... 1 share.

Par Value............................. $.01 per share.



                                       55

Listing............................... None.

Ranking............................... Senior to the Reorganized SWINC New
                                       Common Stock and all other series of
                                       Preferred Stock that subsequently may be
                                       issued by Reorganized SWINC. Except as
                                       to the liquidation preference, the
                                       Reorganized SWINC New Series B Preferred
                                       Stock and Reorganized SWINC New Series A
                                       Preferred Stock rank equally.

Liquidation
Preference............................ Upon termination of the Pension Plan and the liquidation, dissolution and winding
                                       up of Reorganized SWINC, and in
                                       accordance with the terms of the Third
                                       Joint Plan, holders of Series A
                                       Preferred Stock shall be entitled to
                                       receive a liquidating distribution
                                       calculated as follows: (i) from the
                                       Reversion either (x) two-thirds of the
                                       first $30 million of funds generated
                                       from the Reversion of the Pension Plan
                                       plus, if the Reversion exceeds $30
                                       million, 50% of any funds generated from
                                       the Reversion in excess of $30 million
                                       or (y) in the event Class 9A votes to
                                       reject the Third Joint Plan, two- thirds
                                       of the first $30 million of funds
                                       generated from the Reversion of the
                                       Pension Plan plus, if the Reversion
                                       exceeds $30 million, twenty-five percent
                                       (25%) of any funds generated from the
                                       Reversion in excess of $30 million; and
                                       (ii) 100% of the funds generated from
                                       the liquidation of any additional
                                       assets, other than the Reversion, of
                                       Reorganized SWINC (the "Series A
                                       Liquidation Preference"). The SWINC Plan
                                       Administrator will distribute the Series
                                       A Liquidation Preference to the Holders
                                       of Allowed SWINC Claims and Interests in
                                       accordance with the terms of the Third
                                       Joint Plan and the SWINC Plan
                                       Administrator Agreement.

Dividends............................. Holders of Series A Preferred Stock are
                                       entitled to participate ratably in any
                                       dividends declared on the Reorganized
                                       SWINC New Common Stock, when, as and if
                                       declared by the Board of Directors of
                                       Reorganized SWINC.

Redemption............................ Non-Redeemable.

Board
Designations.......................... None.

Voting Rights......................... One vote per share on all matters submitted to a vote of the stockholders of Reorganized SWINC; votes
                                       together as a single class with the
                                       Reorganized SWINC New Common Stock and
                                       Reorganized SWINC New Series B Preferred
                                       Stock.

Transfer
Restrictions.......................... Not transferable.



                                       56

Preemptive
Rights................................ None.

         C.       REORGANIZED SWINC NEW SERIES B PREFERRED STOCK

                  The principal terms of the Reorganized SWINC New Series B
Preferred Stock to be issued by Reorganized SWINC under the Third Joint Plan are as follows:

Authorization......................... 1,000 shares.

Initial
Issuance.............................. 1 share.

Par Value............................. $.01 per share.

Listing............................... None.

Ranking............................... Senior to the Reorganized SWINC New
                                       Common Stock and all other series of
                                       Preferred Stock that subsequently may be
                                       issued by Reorganized SWINC. Except as
                                       to the liquidation preference, the
                                       Reorganized SWINC New Series B Preferred
                                       Stock and the Reorganized SWINC New
                                       Series A Preferred Stock rank equally.

Liquidation
Preference............................ Upon termination of the Pension Plan and the liquidation, dissolution and winding
                                       up of Reorganized SWINC, and in
                                       accordance with the terms of the Third
                                       Joint Plan, following payment of the
                                       Series A Liquidation Preference, holders
                                       of Series B Preferred Stock shall be
                                       entitled to receive a liquidating
                                       distribution calculated from the
                                       Reversion as follows: either (i)
                                       one-third of the first $30 million of
                                       funds generated from the Reversion plus,
                                       if the Reversion exceeds $30 million,
                                       50% of any funds generated from the
                                       Reversion in excess of $30 million or
                                       (ii) in the event Class 9A votes to
                                       reject the Third Joint Plan, one-third
                                       of the first $30 million of funds
                                       generated from the Reversion of the
                                       Pension Plan plus, if the Reversion
                                       exceeds $30 million, seventy-five
                                       percent (75%) of any funds generated
                                       from the Reversion in excess of $30
                                       million (the "Series B Liquidation
                                       Preference"). The SWE&C Liquidating
                                       Trustee will distribute the Series B
                                       Liquidation Preference to the Holders of
                                       Allowed SWE&C Claims in accordance with
                                       the terms of the Third Joint Plan and
                                       the SWE&C Liquidating Trust Agreement.

Dividends............................. Holders of Reorganized SWINC New Series
                                       B Preferred Stock are entitled to
                                       participate ratably in any dividends
                                       declared on the Reorganized SWINC New
                                       Common Stock, when, as and if declared
                                       by the Board of Directors of Reorganized
                                       SWINC.

                                       57

Redemption............................ Non-Redeemable.

Board
Designations.......................... None.

Voting Rights......................... One vote per share on all matters submitted to a vote of the stockholders of Reorganized SWINC; votes
                                       together as a single class with the
                                       Reorganized SWINC New Common Stock and
                                       Reorganized SWINC New Series A Preferred
                                       Stock.

Transfer
Restrictions.......................... Not transferable.

Preemptive
Rights................................ None.


                                   ARTICLE IX

                       PROVISIONS GOVERNING DISTRIBUTIONS

         A.       DISTRIBUTIONS FOR CLAIMS OR INTERESTS ALLOWED AS OF THE
EFFECTIVE DATE

         Except as otherwise provided herein or as ordered by the Court, distributions to be made on account of Claims or Interests that are Allowed Claims or Allowed Interests as of the Effective Date shall be made on the Effective Date. Any distribution to be made on the Effective Date pursuant to this Third Joint Plan shall be deemed as having been made on the Effective Date if such distribution is made on the Effective Date or as soon thereafter as is practicable. Any payment or distribution required to be made under the Third Joint Plan on a day other than a Business Day shall be made on the next succeeding Business Day. Distributions on account of Claims or Interests that first become Allowed Claims or Allowed Interests after the Effective Date shall be made on the first Semi-annual Distribution Date following the date on which the Claim or Interest was Allowed, unless otherwise provided in the terms and conditions of the SWINC Plan Administrator Agreement, the SWE&C Liquidating Trust Agreement, the Asbestos Trust Agreement and Articles IV, VII and IX of this Third Joint Plan, except as otherwise provided in the Third Joint Plan or any contract, instrument or other agreement created in connection with the Third Joint Plan.

         B.       INTEREST ON CLAIMS OR INTERESTS

         Postpetition Interest shall not accrue or be paid on any Claims or Interests, and no holder of a Claim or Interest shall be entitled to interest accruing on or after the Petition Date on any Claim or Interest. Interest shall not accrue or be paid upon any Disputed Claim or Disputed Interest in respect of the period from the Petition Date to the date a final distribution is made thereon if and after such Disputed Claim or Disputed Interest becomes an Allowed Claim or Allowed Interest.

         C.       DISTRIBUTIONS BY DISBURSING AGENTS

         The SWINC Disbursing Agent shall make all distributions required under this Third Joint Plan on account of Claims against and Interests in the Consolidated SWINC Estate. If the SWINC Disbursing Agent is an independent third party designated by the SWINC Plan Administrator to serve in such capacity, then the SWINC Disbursing Agent shall receive, without further Court approval, reasonable compensation

                                       58

for distribution services rendered pursuant to the Third Joint Plan and reimbursement of reasonable out-of- pocket expenses incurred in connection with such services from SWINC on terms acceptable to the SWINC Plan Administrator. The SWINC Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Court.

         The SWE&C Liquidating Trust Disbursing Agent shall make all distributions required under this Third Joint Plan on account of Claims against the Consolidated SWE&C Estate. If the SWE&C Disbursing Agent is an independent third party designated by the SWE&C Liquidating Trust to serve in such capacity, then the SWE&C Liquidating Trust Disbursing Agent shall receive, without further Court approval, reasonable compensation for distribution services rendered pursuant to the Third Joint Plan and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services from the SWE&C Liquidating Trust on terms acceptable to the SWE&C Liquidating Trust. The SWE&C Liquidating Trust Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Court.

         D.       DELIVERY OF DISTRIBUTIONS AND UNDELIVERABLE OR
                  UNCLAIMED DISTRIBUTIONS

                  1.       Delivery of Distributions in General

                           Distributions to holders of Allowed Claims or
Allowed Interests shall be made at the addresses set forth in the Amended Schedules unless such addresses are superseded by proofs of claim or interest or transfers of claim filed pursuant to Bankruptcy Rule 3001 (or at the last known addresses of such holders if the SWINC Disbursing Agent or the SWE&C Liquidating Trust Disbursing Agent, as the case may be, has been notified in writing of a change of address).

                  2.       Undeliverable and Unclaimed Distributions

                  (A) Holding and Investment of Undeliverable and Unclaimed Distributions.

                                    If the distribution to any holder of an
Allowed Claim or Allowed Interest is returned to the SWINC Disbursing Agent or the SWE&C Liquidating Trust Disbursing Agent, as the case may be, as undeliverable or is otherwise unclaimed, no further distributions shall be made to such holder unless and until the SWINC Disbursing Agent or the SWE&C Liquidating Trust Disbursing Agent, as the case may be, is notified in writing of such holder's then-current address. Undeliverable and unclaimed distributions shall be set aside or, in the case of a Cash distribution, deposited in a segregated, interest-bearing account, designated as an "unclaimed distribution reserve" (the "Unclaimed Distribution Reserve"), for the benefit of all such similarly situated Persons until such time as a distribution becomes deliverable or is claimed.

                  (B)      After Distributions Become Deliverable

                                    On each semiannual Distribution Date, the
SWINC Disbursing Agent or the SWE&C Liquidating Trust Disbursing Agent, as the case may be, shall make distributions that have become deliverable or have been claimed since the Distribution Date or the immediately preceding Semiannual Distribution Date, as the case may be, together with any interest actually earned thereon.

                  (C)      Failure to Claim Undeliverable Distributions

                                    Except as otherwise provided in the Third
Joint Plan or any contract, instrument or other agreement created in connection with the Third Joint Plan, the holder of an Allowed Claim or Allowed Interest that does not assert a Claim or Interest pursuant to the Third Joint Plan for an

                                       59

undeliverable or unclaimed distribution within three (3) years after the Effective Date shall be deemed to have forfeited its Claim or Interest for such undeliverable or unclaimed distribution and shall be forever barred and enjoined from asserting any such Claim or Interest for an undeliverable or unclaimed distribution against the Debtors, their Estates, the SWINC Plan Administrator or the SWE&C Liquidating Trust, or their property. In such cases, any Cash or other property held in an Unclaimed Distribution Reserve for distribution on account of such Claims or Interests for undeliverable or unclaimed distributions shall become the property of the Debtors, their Estates, the SWE&C Liquidating Trust, as the case may be, free of any restrictions thereon and notwithstanding any federal or state escheat laws to the contrary, and shall be distributed in accordance with the terms of the Third Joint Plan, the SWE&C Liquidating Trust Agreement or the SWINC Plan Administrator Agreement. Nothing contained in the Third Joint Plan, the SWINC Plan Administrator Agreement or the SWE&C Liquidating Trust Agreement shall require any Disbursing Agent, including, but not limited to, the SWINC Disbursing Agent or the SWE&C Liquidating Trust Disbursing Agent to attempt to locate any holder of an Allowed Claim or Allowed Interest.

         E.       NOTIFICATION DATE FOR DISTRIBUTIONS TO HOLDERS OF
                  EQUITY SECURITIES

         At the close of business on the Confirmation Date, the transfer ledgers for the Old Securities shall be closed, and there shall be no further changes in the record holders of the Old Securities. Neither the SWINC Plan Administrator nor the SWINC Disbursing Agent shall have any obligation to recognize any transfer of such Old Securities occurring after the Confirmation Date and shall be entitled instead to recognize and deal for all purposes hereunder with only those record holders as of the close of business on the Confirmation Date.

         F.       SURRENDER OF SECURITIES OR INSTRUMENTS

         On or before the Effective Date, or as soon as practicable thereafter, each holder of an instrument evidencing an Interest on account of Old Securities (as to each, a "Certificate") shall surrender such Certificate to the SWINC Disbursing Agent and such Certificate shall be cancelled; provided, however, that the surrender and cancellation of such Certificates pursuant to or under this Third Joint Plan shall in no way impair or affect the right of any holder to pursue any claims against non-Debtors in any of the Securities Actions. No distribution of property hereunder shall be made to or on behalf of any such holder unless and until such Certificate is received by the SWINC Disbursing Agent or the unavailability of such Certificate is reasonably established to the satisfaction of the SWINC Disbursing Agent. Any such holder who fails to surrender or cause to be surrendered such Certificate or fails to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to the SWINC Disbursing Agent prior to the second (2nd) anniversary of the Effective Date, shall be deemed to have forfeited all rights and Interests in respect of such Certificate and shall not participate in any distribution hereunder, and all property in respect of such forfeited distribution, including interest accrued thereon, shall revert to the SWINC Plan Administrator for the benefit of the Claimholders and Interestholders of SWINC notwithstanding any federal or state escheat laws to the contrary.

         G.       MEANS OF CASH PAYMENT

         Cash payments made pursuant to this Third Joint Plan shall be in U.S. funds, by the means agreed to by the payor and the payee, including by check or wire transfer or, in the absence of an agreement, such commercially reasonable manner as the payor shall determine in its sole discretion.

         H.       WITHHOLDING AND REPORTING REQUIREMENTS

         In connection with the Third Joint Plan and all distributions thereunder, the SWINC Disbursing Agent and the SWE&C Liquidating Trust Disbursing Agent shall comply with all withholding and

                                       60

reporting requirements imposed by any federal, state, local or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements. The SWINC Disbursing Agent and the SWE&C Liquidating Trust Disbursing Agent shall be authorized to take any and all actions that may be necessary or appropriate to comply with such withholding and reporting requirements.

         I.       SETOFFS

                  1.       By a Debtor

                  The SWINC Plan Administrator and the SWE&C Liquidating Trustee may, pursuant to section 553 of the Bankruptcy Code or applicable nonbankruptcy laws, but shall not be required to, set off against any Claim, and the payments or other distributions to be made pursuant to the Third Joint Plan in respect of such Claim, claims of any nature whatsoever that the Debtors may have against the holder of such Claim; provided, however, that neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the SWINC Plan Administrator or the SWE&C Liquidating Trustee, as the case may be, of any such claim that the Debtors may have against such holder.

                  2.       By Non-Debtors

                  Unless otherwise authorized by a Final Order, any holder of a Claim must assert any setoff rights against a Claim by a Debtor against such entity by filing an appropriate motion seeking authority to setoff on or before the Confirmation Date or will be deemed to have waived and be forever barred from asserting any right to setoff against a Claim by a Debtor notwithstanding any statement to the contrary in a proof of claim or any other pleading or document filed with the Bankruptcy Court or delivered to the Debtors.

         J.       FRACTIONAL DOLLARS; DE MINIMUS DISTRIBUTIONS

         Notwithstanding any other provision of the Third Joint Plan, the SWINC Disbursing Agent and the SWE&C Liquidating Trust Disbursing Agent shall (i) not be required to make distributions or payments of fractions of dollars, and whenever any payment of a fraction of a dollar under the Third Joint Plan would otherwise be called for, the actual payment made shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars being rounded down; and (ii) have no obligation to make a distribution on account of an Allowed Claim from any Reserve or account (a) to any holder of an Allowed Claim if the aggregate amount of all distributions authorized to be made from all such Reserves or accounts on the particular Distribution Date in question is less than $1,000,000 or (b) to a specific holder of an Allowed Claim if the amount to be distributed to that holder on the particular Distribution Date (1) does not constitute a final distribution to such holder and (2) is less than $100.00.

         K. ALLOCATION OF THIRD JOINT PLAN DISTRIBUTIONS BETWEEN PRINCIPAL AND INTEREST

         To the extent that any Allowed Claim entitled to a distribution under the Third Joint Plan comprises indebtedness and accrued but unpaid interest thereon, the Debtors intend to take the position that, for income tax purposes, such distribution shall be allocated (to the extent permitted) first to the principal amount of the Claim and then, to the extent the consideration exceeds the principal amount of the Claim, to the portion of such Claim representing accrued but unpaid interest.

                                       61

                                   ARTICLE X

                        TREATMENT OF EXECUTORY CONTRACTS
                              AND UNEXPIRED LEASES

         A.       REJECTED CONTRACTS AND LEASES

         Except as otherwise provided in the Third Joint Plan, the Confirmation Order, or in any contract, instrument, release or other agreement or document entered into in connection with the Third Joint Plan, each of the prepetition executory contracts and unexpired leases to which any Debtor is a party, to the extent such contracts or leases are executory contracts or unexpired leases, shall be deemed rejected by the applicable Debtor effective on the Confirmation Date and subject to the occurrence of the Effective Date, unless such contract or lease (i) previously (a) shall have been assumed or rejected by the Debtors (including, but not limited to, those executory contracts and unexpired leases assumed and assigned to Shaw) or (b) shall have expired or terminated pursuant to its own terms, or (ii) is listed on the schedule of assumed contracts and leases attached hereto as Plan Exhibit H; provided, however, that neither the inclusion by the Debtors of a contract or lease in Plan Exhibit H nor anything contained in this Article X shall constitute an admission by any Debtor that such contract or lease is an executory contract or unexpired lease or that any Debtor or its successors and assigns has any liability thereunder. The Confirmation Order shall constitute an order of the Court approving the rejections described in this Article X, pursuant to section 365 of the Bankruptcy Code, as of the Confirmation Date.

         B.       REJECTION DAMAGES BAR DATE

         If the rejection of an executory contract or unexpired lease pursuant to Article X.A above gives rise to a Claim by the other party or parties to such contract or lease, such Claim shall be forever barred and shall not be enforceable against the applicable Debtor or its Estate, the SWINC Plan Administrator, the SWE&C Liquidating Trust or their respective successors or properties unless a proof of Claim is filed and served on the Debtors and counsel for the Debtors within thirty (30) days after service of a notice of entry of the Confirmation Order or such other date as prescribed by the Court.

         C.       ASSUMED CONTRACTS AND LEASES

         Except as otherwise provided in the Third Joint Plan, or in any contract, instrument, release, or other agreement or document entered into in connection with the Third Joint Plan, the Debtors shall assume (and assign, as the case may be) each of the executory contracts and unexpired leases listed on Plan Exhibit H. Any monetary amounts by which each executory contract and unexpired lease to be assumed under the Third Joint Plan may be in default shall be satisfied, under section 365(b)(1) of the Bankruptcy Code, by Cure on the Effective Date or as soon thereafter as practicable. In the event of a dispute regarding (i) the nature or amount of any Cure, (ii) the ability of the Debtors or any assignee of the Debtors to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (iii) any other matter pertaining to assumption or assignment, Cure shall occur following the entry of a Final Order resolving the dispute and approving the assumption and, as the case may be, assignment. The Confirmation Order shall constitute an order of the Court approving the assumptions (as assignments, as the case may be) described in this Article X.C, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date.

         D.       PENSION PLAN

                  The Pension Plan shall be assumed pursuant to Bankruptcy Code sections 365(a) and 1123(b)(2), to the extent it is executory. The Third Joint Plan does not purport to release or affect any causes of action pursuant to ERISA concerning the Pension Plan, the Employee Stock Ownership Plan of

                                       62

Stone & Webster, Incorporated and Participating Subsidiaries, the Group Life Insurance and Spouses Insurance Plan of Stone & Webster and the Employee Investment Plan of Stone & Webster Incorporated and Participating Subsidiaries, or limit any potential claim of the Secretary of Labor, United States Department of Labor, pursuant to the stipulated agreement between SWINC and the Secretary of Labor, United States Department of Labor, filed by the Debtors on or about February 26, 2002.

         E.       INDEMNIFICATION OBLIGATIONS

                  Except as otherwise provided in the Third Joint Plan, or in any contract, instrument, release, or other agreement or document entered into in connection with the Third Joint Plan, any and all indemnification obligations that the Debtors have pursuant to a contract, instrument, agreement, certificate of incorporation, by-law, comparable organizational document or any other document or applicable law shall be rejected as of the Effective Date of the Third Joint Plan, to the extent executory.

                                   ARTICLE XI

                       PROCEDURES FOR RESOLVING DISPUTED,
                       CONTINGENT AND UNLIQUIDATED CLAIMS
                             AND DISPUTED INTERESTS

         A.       CLAIMS OBJECTION DEADLINES; PROSECUTION OF OBJECTIONS

                  1.       SWINC Claims Objection Deadline

                  Except as otherwise provided in the Third Joint Plan or any contract, instrument or other agreement created in connection with the Third Joint Plan, from the Effective Date through the SWINC Claims Objection Deadline (which may be extended by an order of the Court), the SWINC Plan Administrator shall have the exclusive authority to file objections to Claims against or Interests in the Consolidated SWINC Estate with the Court and serve such objections upon the holders of each of the Claims or Interests to which objections are made. Nothing contained herein, however, shall limit the right of the SWINC Plan Administrator to object to Claims against or Interests in the Consolidated SWINC Estate, if any, filed, amended or reclassified after the SWINC Claims Objection Deadline. Subject to the limitations set forth in the SWINC Plan Administrator Agreement and Article VII.L.6 of this Third Joint Plan, the SWINC Plan Administrator shall be authorized to, and shall, resolve all Disputed Claims solely against or Disputed Interests in SWINC by withdrawing or settling such objections thereto, or by litigating to judgment in the Court or such other court having jurisdiction the validity, nature and/or amount thereof.

                  2.       SWE&C Claims Objection Deadline

                  Except as otherwise provided in the Third Joint Plan or any contract, instrument or other agreement created in connection with the Third Joint Plan, from the Effective Date through the SWE&C Claims Objection Deadline (which may be extended by an order of the Court), the SWE&C Liquidating Trustee shall have the exclusive authority to file objections to Claims against or Interests in the Consolidated SWE&C Estate with the Court and serve such objections upon the holders of each of the Claims against or Interests in the Consolidated SWE&C Estate to which objections are made. Nothing contained herein, however, shall limit the right of the SWE&C Liquidating Trustee to object to Claims against or Interests in SWE&C, if any, filed or amended after the SWE&C Claims Objection Deadline. Subject to the limitations set forth in the SWE&C Liquidating Trust Agreement and Article VII.O of this Third Joint Plan, the SWE&C Liquidating Trustee shall be authorized to, and shall, resolve all Disputed Claims solely against or Disputed Interests in SWE&C by withdrawing or settling such objections thereto,

                                       63

or by litigating to judgment in the Court or such other court having jurisdiction the validity, nature and/or amount thereof.

                  3.       Claims Against Both Consolidated Estates

                  Except as otherwise provided in the Third Joint Plan or any contract, instrument or other agreement created in connection with the Third Joint Plan, from the Effective Date through the later of (i) the SWE&C Claims Objection Deadline or (ii) the SWINC Claims Objection Deadline (which may be extended by an order of the Court), the Interestate Oversight Board shall have the exclusive authority to file objections to Claims with respect to Claims or Interests asserted against both the Consolidated SWE&C Estate and the Consolidated SWINC Estate and serve such objections upon the holders of each of the Claims or Interests to which objections are made. Subject to the limitations set forth in this Third Joint Plan, the Interestate Oversight Board shall be authorized to, and shall, resolve all Disputed Claims against or Disputed Interests in both the Consolidated SWE&C Estate and the Consolidated SWINC Estate by withdrawing or settling such objections thereto, or by litigating to judgment in the Court or such other court having jurisdiction the validity, nature and/or amount thereof.

         B.       NO DISTRIBUTIONS PENDING ALLOWANCE

         Notwithstanding any other provision of the Third Joint Plan, no payments or distributions shall be made with respect to all or any portion of a Disputed Claim or Disputed Interest unless and until all objections to such Disputed Claim or Disputed Interest have been settled or withdrawn or have been determined by Final Order, and the Disputed Claim or the Disputed Interest, or some portion thereof, has become an Allowed Claim or Allowed Interest.

         C.       RESERVES

         On the Effective Date or as soon thereafter as practicable, the following Reserves will be established and funded:

                  1.       General Administrative Claims Reserve

                           On the Effective Date, there shall be created and
funded with Cash, a General Administrative Claims Reserve in the amount of $13.9 million, to be used to pay under the Third Joint Plan Allowed General Administrative Claims, including General Professional Fee Claims. In the event that any Cash remains in the General Administrative Claims Reserve after the payment in full of General Administrative Claims, such amount shall be distributed 50% to the SWINC Disputed Claims Reserve and 50% to the SWE&C Disputed Claims Reserve.

                  2.       The SWINC Professional Fee Reserve

                           On the Effective Date, there shall be created and
funded with Cash, the SWINC Professional Fee Reserve in the amount of $2 million to be used to pay Allowed Professional Fee Claims held by (i) counsel and any advisers to the Equity Committee and (ii) any professionals working exclusively on behalf of SWINC or any SWINC Subsidiary. In the event that any Cash remains in the SWINC Professional Fee Reserve after payment of the Allowed SWINC Professional Fee Claims, such Cash shall be distributed to the SWINC Disputed Claims Reserve.

                                       64

                  3.       SWINC Operating Reserve

                           On the Effective Date, there shall be created and
funded with Cash, a SWINC Operating Reserve in the amount of $1.8 million, which amount shall be used to pay the administrative and other costs and expenses associated with the Consolidated SWINC Estate, including all fees and expenses of the SWINC Plan Administrator and its professionals.(1) In the event that Cash in the SWINC Operating Reserve is exhausted, the SWINC Plan Administrator, in his or her sole discretion, has the right to obtain such additional Cash from the SWINC Disputed Claims Reserve so as to replenish the SWINC Operating Reserve. In the event that any Cash remains in the SWINC Operating Reserve after the final resolution of all Claims Against or Interests in the Consolidated SWINC Estate, such Cash shall be distributed to the SWINC Disputed Claims Reserve for distributions under the Third Joint Plan.

                  4.       The SWINC Disputed Claims Reserve

                           On the Effective Date, there shall be created and
funded with Cash, a SWINC Disputed Claims Reserve from Cash in the amount of $42.9 million, which amount will be used to pay (i) the holders of Allowed Class 4A: SWINC Convenience Claims in full, (ii) the holders of Allowed Class 5A: SWINC General Unsecured Claims their Pro Rata share of the Disputed Claims Reserve until all such Claims are paid in full, (iii) the holders of Allowed Class 7A: SWINC Subordinated Claims their Pro Rata Share of the Disputed Claims Reserve remaining after holders in Class 4A and Class 5A have been paid in full, and (iv) the holders of Allowed Class 8A: SWINC Securities Claims and Allowed Class 9A: SWINC Equity Interests their Pro Rata share of the Disputed Claims Reserve remaining after holders in Allowed Class 7A: SWINC Subordinated Claims have been paid in full. The SWINC Disputed Claims Reserve shall be supplemented from time to time with Cash or other property received by the SWINC Plan Administrator from recoveries on claims or causes of action, dispositions of property or receipt of unused funds in Reserves distributable to the SWINC Disputed Claim Reserve.

                  5.       The SWE&C Professional Fee Reserve

                           On the Effective Date, there shall be created and
funded with Cash, the SWE&C Professional Fee Reserve in the amount of $1.5 million to be used to pay Allowed SWE&C Professional Fee Claims held by (i) counsel and any advisers to the Creditors' Committee and (ii) any professionals working exclusively on behalf of SWE&C or any SWE&C Subsidiary. In the event that any Cash remains in the SWE&C Professional Fee Reserve after payment of all Allowed SWE&C Professional Fee Claims, such Cash shall be distributed to the SWE&C Disputed Claims Reserve.

                  6.       SWE&C Operating Reserve

                           On the Effective Date, there shall be created and
funded with Cash, a SWE&C Operating Reserve in the amount of $2.2 million, which amount shall be used to pay the administrative and other costs and expenses associated with the Consolidated SWE&C Estate, including all fees and expenses

--------
(1) Included in the SWINC Operating Reserve is $150,000, which represents one-half of the severance package for James Carroll. The full severance package of $300,000 shall be deemed to have been earned by Mr. Carroll upon confirmation of the Third Joint Plan, but such payment will be deferred until Mr. Carroll's employment is terminated, whether voluntary or not.

                                       65

of the SWE&C Liquidating Trustee and its professionals(2). In the event that Cash in the SWE&C Operating Reserve is exhausted, the SWE&C Liquidating Trustee, in his or her sole discretion, has the right to obtain such additional Cash from the SWE&C Disputed Claims Reserve so as to replenish the SWE&C Operating Reserve. In the event that any Cash remains in the SWE&C Operating Reserve after the final resolution of all Claims Against of Interests in the Consolidated SWE&C Estate, such Cash shall be distributed to the SWE&C Disputed Claims Reserve for distributions under the Third Joint Plan.

                  7.       The SWE&C Disputed Claims Reserve

                           On the Effective Date, there shall be created and
funded with Cash, a SWE&C Disputed Claims Reserve in the amount of $2.9 million, which amount will be used as follows: (i) first, to pay the holders of Allowed Class 4B: SWE&C Convenience Claims in full, and (ii) second, to pay the holders of Allowed Class 5B: SWE&C General Unsecured Claims their Pro Rata share of the SWE&C Disputed Claims Reserve until all such Claims are paid in full. The SWE&C Disputed Claims Reserve shall be supplemented from time to time with Cash and other property received by the SWE&C Liquidating Trustee from recoveries on claims or causes of action, dispositions of property, the receipt of unused funds from Reserves established under the Third Joint Plan and distributable to the SWE&C Disputed Claims Reserve.

                  8.       The Reorganized SWINC Operating Reserve

                           On the Effective Date, there shall be created and
funded with Cash, a Reorganized SWINC Operating Reserve in the amount of $2.0 million, funded sixty percent (60%) by the Consolidated SWINC Estate and forty percent (40%) by the Consolidated SWE&C Estate, which amount shall be used to pay the administrative and other costs and expenses associated with Reorganized SWINC, including all fees and expenses of Reorganized SWINC and its professionals. In the event that any Cash remains in the Reorganized SWINC Operating Reserve upon completion of all of its obligations under the Third Joint Plan, such Cash shall be reimbursed in the same proportion to the SWINC Disputed Claims Reserve (60%) and the SWE&C Disputed Claims Reserve (40%) for further distribution under the Third Joint Plan. In the event that the Reorganized SWINC Board determines that the Reorganized SWINC Operating Reserve needs to be replenished, the Consolidated SWINC Estate and the Consolidated SWE&C Estate shall replenish said reserve in the same proportional amounts.

         D.       DISTRIBUTIONS AFTER ALLOWANCE

         The SWINC Disbursing Agent and the SWE&C Liquidating Trust Disbursing Agent shall make payments and distributions from the appropriate Reserves to the holder of any Disputed Claim that has become an Allowed Claim or Allowed Interest, on the first Semi-Annual Distribution Date following the date that such Disputed Claim becomes an Allowed Claim. Such distributions shall be made in accordance with the Third Joint Plan, the SWINC Plan Administrator Agreement and the SWE&C Liquidating Trust Agreement, as the case may be.

--------
(2) Included in the SWE&C Operating Reserve is $150,000, which represents one-half of the severance package for James Carroll. The full severance package of $300,00 shall be deemed to have been earned by Mr. Carroll upon confirmation of the Third Joint Plan, but such payment will be deferred until Mr. Carroll's employment is terminated, whether voluntary or not.

                                       66

                                  ARTICLE XII

                      CONDITIONS PRECEDENT TO CONFIRMATION
                    AND CONSUMMATION OF THE THIRD JOINT PLAN

         A.       CONDITIONS TO CONFIRMATION

         The following are conditions precedent to the occurrence of the Confirmation Date: (a) the entry of an order finding that the Disclosure Statement contains adequate information within the meaning of section 1125 of the Bankruptcy Code and (b) the proposed Confirmation Order shall be in a form and substance reasonably acceptable to the Plan Proponents.

         B.       CONDITIONS TO EFFECTIVE DATE

         The following are conditions precedent to the occurrence of the Effective Date, each of which must be satisfied or waived in accordance with
Article XII.C of this Third Joint Plan:

         1. The Confirmation Order shall have been entered and become enforceable pursuant to Bankruptcy Rule 7052 and not the subject of a stay under Bankruptcy Rule 7062 and shall:

                  (A) authorize and direct the Debtors to take all actions necessary or appropriate to enter into, implement, and consummate the instruments, releases, and other agreements or documents created in connection with the Third Joint Plan;

                  (B) authorize the issuance of Reorganized SWINC New Common Stock, Reorganized SWINC New Series A Preferred Stock and Reorganized SWINC New Series B Preferred Stock; and

                  (C) provide that the Reorganized SWINC New Common Stock, the Reorganized SWINC New Series A Preferred Stock and the Reorganized SWINC New Series B Preferred Stock issued under the Third Joint Plan are exempt from registration under the Securities Act 1933, as amended, pursuant to Section 4(2) of the Securities Act.

         2. All Plan Exhibits shall be in form and substance reasonably acceptable to the Plan Proponents and shall have been executed and delivered.

         3. All actions, documents and agreements necessary to implement the Third Joint Plan shall have been effectuated or executed.

         C.       WAIVER OF CONDITIONS

         Each of the conditions set forth in Articles XII.A and XII.B of the Third Joint Plan, may be waived in whole or in part by the Debtors, without any other notice to parties in interest or the Court and without a hearing. The failure to satisfy or waive any condition to the Confirmation or the Effective Date may be asserted by the Debtors or Reorganized SWINC regardless of the circumstances giving rise to the failure of such condition to be satisfied (including any action or inaction by the Debtors or Reorganized SWINC). The failure of the Debtors or Reorganized SWINC to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each such right shall be deemed an ongoing right that may be asserted at any time.

                                       67

                                  ARTICLE XIII

                    EFFECT OF THIRD JOINT PLAN CONFIRMATION

         A.       BINDING EFFECT

         The Third Joint Plan shall be binding upon and inure to the benefit of the Debtors, all present and former holders of Claims and Interests, and their respective successors and assigns.

         B.       RELEASES

                  1.      Releases by the Debtors

         A. On the Effective Date, each of the Debtors shall release unconditionally (i) the SWE&C Liquidating Trustee, (ii) the SWE&C Liquidating Trust Disbursing Agent, (iii) the SWINC Disbursing Agent, (iv) the SWINC Plan Administrator, (v) their respective directors and officers, advisors, accountants, investment bankers, consultants, and attorneys, (vi) the Interestate Oversight Board, and (vii) the respective advisors, accountants, investment bankers, and attorneys of any of the foregoing, solely in their respective capacities as such, from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever (other than the right to enforce the performance of their respective obligations, if any, to the Debtors or Reorganized SWINC under the Third Joint Plan and the contracts, instruments, releases and other agreements delivered under the Third Joint Plan), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place on or after the Petition Date and prior to or on the Effective Date and in any way relating to the Debtors, the Chapter 11 Cases, the Third Joint Plan or the Disclosure Statement.

         B. On the Effective Date, each of the Debtors and their Estates shall release unconditionally those present directors, which directors served only as directors and not as officers of any of the Debtors, in their respective capacities as such, from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever (other than the right to enforce the performance of their respective obligations, if any, to the Debtors or Reorganized SWINC under the Third Joint Plan and the contracts, instruments, releases and other agreements delivered under the Third Joint
Plan), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place prior to or on the Effective Date that could have been asserted by or on behalf of any of the Debtors or their Estates against such current and former directors.

                  2.       Releases by Holders of Claims and Interests

                           On the Effective Date, to the fullest extent
permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, in consideration for the obligations of the Debtors and Reorganized SWINC under the Third Joint Plan and the Cash and other contracts, instruments, releases, agreements or documents to be delivered in connection with the Third Joint Plan, each entity (other than a Debtor) that has held, holds or may hold a Claim or Interest (except for holders of Asbestos Claims), as applicable, will be deemed to forever release, waive and discharge all claims, demands, debts, rights, causes of action or liabilities (other than the right to enforce the Debtors' or Reorganized SWINC's obligations under the Third Joint Plan and the contracts, instruments, releases, agreements and documents delivered under the Third Joint Plan), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or

                                       68

thereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place at any time on or prior to the Effective Date in any way relating to the Debtors, the Chapter 11 Cases, the Third Joint Plan or the Disclosure Statement that such entity has, had or may have against (i) the Debtors, and, solely in their respective capacities as such: (ii) the SWE&C Liquidating Trustee, (iii) the SWE&C Liquidating Trust Disbursing Agent, (iv) the SWINC Disbursing Agent,
(v) the SWINC Plan Administrator, and (vi) the Interestate Oversight Board; provided, however, that the Third Joint Plan does not release or otherwise affect any pre or post Effective Date Claim, except as to the Debtors, that any person may have against the fiduciaries of the Pension Plan, the Employee Stock Ownership Plan of Stone & Webster, Incorporated and Participating Subsidiaries, the Group Life Insurance and Spouses Insurance Plan of Stone & Webster or the Employee Investment Plan of Stone & Webster Incorporated and Participating Subsidiaries solely in their capacity as fiduciaries of the Pension Plan or such other plan, and provided, further, however, that the Third Joint Plan does not release, enjoin, or otherwise affect in any way the Claims held by purchasers of the Stone & Webster, Incorporated securities before the Petition Date against any and all present and former directors and officers of the Debtors and any other non-Debtor third party.

                  3.       Injunction Related to Releases

                           The Confirmation Order will permanently enjoin the
commencement or prosecution by any entity, whether directly, derivatively or otherwise, of any claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities released pursuant to the Third Joint Plan, including, but not limited to the claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities released in this Article XIII.B, provided, however, that the Third Joint Plan does not release or otherwise affect any pre or post Effective Date Claim, except as to the Debtors, that any person may have against the fiduciaries of the Pension Plan, the Employee Stock Ownership Plan of Stone & Webster, Incorporated and Participating Subsidiaries, the Group Life Insurance and Spouses Insurance Plan of Stone & Webster or the Employee Investment Plan of Stone & Webster Incorporated and Participating Subsidiaries solely in their capacity as fiduciaries of the Pension Plan or such other plan, and provided, further, however, that the Third Joint Plan does not release, enjoin, or otherwise affect in any way the Claims held by purchasers of the Stone & Webster, Incorporated securities before the Petition Date against any and all present and former directors and officers of the Debtors and any other non-Debtor third party.

         C.       DISCHARGE OF CLAIMS AND TERMINATION OF INTERESTS

         Pursuant to section 1141(d)(1) of the Bankruptcy Code, Confirmation will discharge Claims against and Interests in SWINC and the SWINC Subsidiaries and no holder of a Claim against or Interest in SWINC or the SWINC Subsidiaries may, on account of such Claim or Interest, seek or receive any payment or other distribution from, or seek recourse against Reorganized SWINC, SWINC, the SWINC Subsidiaries, their respective successors or their respective property, except as expressly provided herein.

         Pursuant to section 1141(d)(3) of the Bankruptcy Code, Confirmation will not discharge Claims against SWE&C and the SWE&C Subsidiaries; provided, however, that no holder of a Claim against or Interest in SWE&C or the SWE&C Subsidiaries may, on account of such Claim or Interest, seek or receive any payment or other distribution from, or seek recourse against, SWE&C, the SWE&C Subsidiaries, the Consolidated SWE&C Estate, their respective successors or their respective property, except as expressly provided herein.

                                       69

         D.       EXCULPATION AND LIMITATION OF LIABILITY

         None of the Debtors, Federal, Maine Yankee, the Creditors' Committee, past and present members of the Creditors' Committee in their capacities as such, the Equity Committee, past and present members of the Equity Committee in their capacities as such, nor any of their respective present or former officers and directors (who were officers and directors on the Petition Date), advisors or attorneys, shall have or incur any liability to, or be subject to any right of action by, any holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, shareholders, employees, representatives, financial advisors, attorneys or affiliates, or any of their successors or assigns, for any act or omission occurring on or after the Petition Date in connection with, relating to, or arising out of, the Debtors' Chapter 11 Cases, the pursuit of confirmation of the Third Joint Plan, the consummation of the Third Joint Plan or the administration of the Third Joint Plan or the property to be distributed under the Third Joint Plan, except for their willful misconduct or gross negligence and except with respect to any claim against a fiduciary of the Pension Plan, the Employee Stock Ownership Plan of Stone & Webster, Incorporated and Participating Subsidiaries, the Group Life Insurance and Spouses Insurance Plan of Stone & Webster or the Employee Investment Plan of Stone & Webster Incorporated and Participating Subsidiaries with respect to the Pension Plan or such other plan, and in all respects shall be entitled to rely reasonably upon the advice of counsel with respect to their duties and responsibilities under the Third Joint Plan, provided, however, that the Third Joint Plan does not release or otherwise affect any pre or post Effective Date Claim, except as to the Debtors, that any person may have against the fiduciaries of the Pension Plan, the Employee Stock Ownership Plan of Stone & Webster, Incorporated and Participating Subsidiaries, the Group Life Insurance and Spouses Insurance Plan of Stone & Webster or the Employee Investment Plan of Stone & Webster Incorporated and Participating Subsidiaries solely in their capacity as fiduciaries of the Pension Plan or such other plan.

         E.       INJUNCTION

         Except as otherwise provided in the Third Joint Plan or the Confirmation Order, as of the Confirmation Date, all entities that have held, hold or may hold a Claim or other debt or liability against SWINC, a SWINC Subsidiary or the Consolidated SWINC Estate or an Interest in SWINC or a SWINC Subsidiary or the Consolidated SWINC Estate are (a) permanently enjoined from taking any of the following actions against the Estate of SWINC, the Estates of the SWINC Subsidiaries, the SWINC Plan Administrator (solely in his/her capacity as such), the Consolidated SWINC Estates, Reorganized SWINC, or any of their property on account of any such Claims or Interests and (b) preliminarily enjoined from taking any of the following actions against SWINC, a SWINC Subsidiary, the Consolidated SWINC Estate, Reorganized SWINC, or their property on account of such Claims or Interests: (i) commencing or continuing, in any manner or in any place, any action or other proceeding; (ii) enforcing attaching, collecting or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the SWINC or the SWINC Subsidiaries; and
(v) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of the Third Joint Plan; provided, however, that nothing contained herein shall preclude such persons from exercising their rights pursuant to and consistent with the terms of the Third Joint Plan, and provided, further, however, that the Third Joint Plan does not release or otherwise affect any pre or post Effective Date Claim, except as to the Debtors, that any person may have against the fiduciaries of the Pension Plan, the Employee Stock Ownership Plan of Stone & Webster, Incorporated and Participating Subsidiaries, the Group Life Insurance and Spouses Insurance Plan of Stone & Webster or the Employee Investment Plan of Stone & Webster Incorporated and Participating Subsidiaries solely in their capacity as fiduciaries of the Pension Plan or such other plan. In addition, nothing in this provision will affect or impair the rights, if any, that a non-debtor entity has to take direct actions to recover under policies of insurance where such non-debtor entity is a "co-insured" or "additional insured" with a Debtor.

                                       70

         Except as otherwise provided in the Third Joint Plan or the Confirmation Order, as of the Confirmation Date, all entities that have held, hold or may hold a Claim or other debt or liability against SWE&C or the SWE&C Subsidiaries or an Interest in SWE&C or the SWE&C Subsidiaries are (a) permanently enjoined from taking any of the following actions against the Estate of SWE&C, the Estates of the SWE&C Subsidiaries, the SWE&C Liquidating Trustee, or any of their property on account of any such Claims or Interests and (b) preliminarily enjoined from taking any of the following actions against SWE&C, the SWE&C Subsidiaries or their property on account of such Claims or
Interests: (i) commencing or continuing, in any manner or in any place, any action or other proceeding; (ii) enforcing attaching, collecting or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the SWE&C or the SWE&C Subsidiaries; and (v) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of the Third Joint Plan; provided, however, that nothing contained herein shall preclude such persons from exercising their rights pursuant to and consistent with the terms of the Third Joint Plan, and provided, further, however, that the Third Joint Plan does not release or otherwise affect any pre or post Effective Date Claim, except as to the Debtors, that any person may have against the fiduciaries of the Pension Plan, the Employee Stock Ownership Plan of Stone & Webster, Incorporated and Participating Subsidiaries, the Group Life Insurance and Spouses Insurance Plan of Stone & Webster or the Employee Investment Plan of Stone & Webster Incorporated and Participating Subsidiaries solely in their capacity as fiduciaries of the Pension Plan or such other plan. In addition, nothing in this provision will affect or impair the rights, if any, that a non-debtor entity has to take direct actions to recover under policies of insurance where such non-debtor entity is a "co-insured" or "additional insured" with a Debtor.

         By accepting distributions pursuant to the Third Joint Plan, each holder of an Allowed Claim or Allowed Interest receiving distributions pursuant to the Third Joint Plan will be deemed to have specifically consented to the injunctions set forth in this Article XIII.E.

         F.       SATISFACTION OF SUBORDINATION RIGHTS

         Nothing in this Third Joint Plan shall affect any rights and claims between or among Claimholders relating in any manner whatsoever to distributions on account of Claims against or Interests in the Debtors, based upon any subordination rights, whether asserted or unasserted, legal or equitable. Distributions to the various Classes of Claims and Interests hereunder shall not be subject to levy, garnishment, attachment, or like legal process by any Claimholder or Interestholder by reason of any subordination rights or otherwise, so that each Claimholder and Interest holder shall have and receive, the benefit of the distributions in the manner set forth in the Third Joint Plan, any beneficiary of such subordination rights shall have no claim or cause of action against the Debtors, the SWINC Plan Administrator, the SWE&C Liquidating Trustee or any Cash or property to be distributed under the Plan and must assert such subordination rights directly against Claimholders or Interestholders subject to such subordination rights.

         G.       COMPROMISES AND SETTLEMENTS

                  1.       Settlement Authority

                           Pursuant to Bankruptcy Rule 9019(a), the Debtors may
compromise and settle various Claims against them and/or claims that they may have against other Persons. The Debtors expressly reserve the right (with Court approval, following appropriate notice and opportunity for a hearing) to compromise and settle Claims against them and claims that they may have against other Persons up to and including the Effective Date. After the Effective Date, such right shall pass to (i) the SWINC Plan Administrator pursuant to Articles VII.L of the Third Joint Plan, or (ii) the SWE&C Liquidating Trustee pursuant to Articles VII.O of the Third Joint Plan.

                                       71

                  2.     Substantive Consolidation

                  To avoid continued litigation with respect to Substantive Consolidation and related issues regarding the Pension Plan Reversion, the Proponents propose the Third Joint Plan, which provides, among other things, that upon the Effective Date, two separate consolidated estates will be created.

                           (a) The Substantive Consolidation of SWINC and the SWINC Subsidiaries

                           On the Effective Date, the Estates of SWINC and the
SWINC Subsidiaries shall be substantively consolidated as follows: (i) the SWINC Subsidiaries shall be merged with and into SWINC, with the surviving corporation being Reorganized SWINC, (ii) all Intercompany Claims by, between and among SWINC and the SWINC Subsidiaries shall be forgiven and eliminated,
(iii) all assets and liabilities of the SWINC Subsidiaries shall be merged or treated as if they were merged with the assets and liabilities of SWINC, (iv) any obligation of SWINC or one of the SWINC Subsidiaries and all guarantees thereof by SWINC or one of the SWINC Subsidiaries shall be deemed to be one obligation of SWINC, and (v) each Claim filed, or to be filed or allocated against SWINC or a SWINC Subsidiary shall be deemed filed only against SWINC and shall be deemed a single Claim against and a single obligation of SWINC. On the Effective Date, and in accordance with the terms of the Third Joint Plan and the consolidation of the assets and liabilities of SWINC and the SWINC Subsidiaries, all Claims based upon guarantees of collection, payment or performance made by SWINC or the SWINC Subsidiaries as to the obligations of SWINC or one of the SWINC Subsidiaries shall be released and of no further force and effect.

                           (b) The Substantive Consolidation of SWE&C and the SWE&C Subsidiaries

                           The Third Joint Plan contemplates and is also
predicated upon the substantive consolidation of the Estates of SWE&C and the SWE&C Subsidiaries for the purposes of all actions associated with confirmation and consummation of the Third Joint Plan. On the Effective Date, the Estates of SWE&C and the SWE&C Subsidiaries shall be substantively consolidated as follows: (i) all assets and liabilities of the SWE&C Subsidiaries shall be merged or treated as if they were merged with the assets and liabilities of SWE&C, (ii) all Intercompany Claims by, between and among SWE&C and the SWE&C Subsidiaries shall be forgiven and eliminated, (iii) any obligation of SWE&C or one of the SWE&C Subsidiaries and all guarantees thereof by SWE&C or one of the SWE&C Subsidiaries shall be deemed to be one obligation of SWE&C, (iv) each Claim filed, or to be filed or allocated against SWE&C and/or a SWE&C Subsidiary shall be deemed filed only against SWE&C and shall be deemed a single Claim against and a single obligation of SWE&C, and (v) all Interests in SWE&C or any SWE&C Subsidiary shall be cancelled and the holders thereof shall not be entitled to any distribution. On the Effective Date, and in accordance with the terms of the Third Joint Plan and the consolidation of the assets and liabilities of SWE&C and the SWE&C Subsidiaries, all Claims based upon guarantees of collection, payment or performance made by SWE&C or one of the SWE&C Subsidiaries as to the obligations of SWE&C or one of the SWE&C Subsidiaries shall be released and of no further force and effect.

                           (c) The Pension Plan Reversion

                           Pursuant to Bankruptcy Rule 9019 under the Third
Joint Plan and as part of the Substantive Consolidation Settlement, the Proponents also propose to settle certain disputes regarding the potential reversionary interest associated with the overfunded Pension Plan. Specifically, the Plan Proponents believe that the Pension Plan is presently overfunded and that upon termination of the Pension Plan in a state law dissolution of Reorganized SWINC, funds in excess of $30 million net of taxes, after all liabilities of the Pension Plan to Pension Plan participants have been satisfied, will revert to the Debtors'

                                       72

estates and become available for distribution to holders of Claims and Interests. As part of the Substantive Consolidation Litigation, the Equity Committee has asserted that holders of Claims against and Interests in SWINC are entitled to the entire amount of the Reversion because SWINC is the sole legal owner of the Reversion under the Pension Plan documents. In response, the Creditors' Committee has asserted that the Reversion should be available to pay the holders of Claims against SWE&C and the SWE&C Subsidiaries and only after that would a distribution be made to holders of Equity Interests in SWINC because, among other things, the contributions to such Pension Plan were made primarily by employees of SWE&C on behalf of its employee. To avoid further litigation as to the Reversion, and as part of the Substantive Consolidation and Federal Settlement, the Proponents propose to settle all disputes regarding the Pension Plan and the Reversion as follows:

                  1. In the event Class 9A: SWINC Equity Interests vote to accept the Third Joint Plan, the Reversion from the Pension Plan will be distributed as follows: (i) two- thirds (2/3) of the Reversion's first $30 million to the Consolidated SWINC Estate; (ii) one-third (1/3) of the Reversion's first $30 million to the Consolidated SWE&C Estate; and (iii) if the Reversion exceeds $30 million, an equal distribution between the Consolidated SWE&C Estate and the Consolidated SWINC Estate of any Reversion in excess of $30 million.

                  2. In the event Class 9A: SWINC Equity Interests vote to reject the Third Joint Plan, the Reversion from the Pension Plan will be distributed as follows: (i) two- thirds of the Reversion's first $30 million to the Consolidated SWINC Estate; (ii) one-third of the Reversion's first $30 million to the Consolidated SWE&C Estate; and (iii) if the Reversion exceeds $30 million, a distribution of seventy-five percent (75%) of any Reversion in excess of $30 million to the Consolidated SWE&C Estate and twenty-five percent (25%) of any Reversion in excess of $30 million to the Consolidated SWINC Estate.

                  The Proponents believe that such a settlement is fair and equitable because, among other things, (i) prior to SWINC becoming the sole legal sponsor of the Pension Plan, each then individual Debtor was a sponsor and (ii) even after SWINC became the legal sponsor, the overfunded Pension Plan was carried on the books and records of SWEC and (iii) Mercer Human Resources Consulting reported on a nonconsolidated basis by operating unit of the Debtors with respect to Pension Plan expenses and assets in addition to reporting on a consolidated basis at the SWINC level in accordance with general accepted accounting principles.

                  3.     The Federal Settlement

                  As part of the Third Joint Plan, the Plan Proponents also propose a settlement of various claims filed by Federal. Specifically, Federal initially filed numerous unliquidated and contingent proofs of claim in the Bankruptcy Cases in the amount of $371,505,215.90, of which at least $55,208,965.23 has been subsequently liquidated (the "Federal Liquidated Claim"). The balance of $316,296,205.69 represents unliquidated claims asserted by Federal against, among others, SWINC and SWEC. In addition to asserting claims against each of the primary obligors, Federal also asserted a Claim directly against SWINC pursuant to certain General Indemnity Agreements executed between Federal and SWINC. A significant portion of the Federal Liquidated Claim, in the amount of $44 million, arises in connection with Federal's payment under certain Payment and Performance Bonds between SWE&C and Federal related to Maine Yankee.

                  Originally, Federal opposed the Substantive Consolidation proposed by the Creditors' Committee and was in negotiations with the Equity Committee regarding support for its plan. Subsequent


                                       73

to the Initial Disclosure Statement Hearing, the Debtors reached an agreement with Federal regarding Substantive Consolidation and the Federal Claims. As ultimately agreed to by the Creditors' Committee and incorporated into the plan, that settlement provided, among other things, an opportunity for Class 9A: SWINC Equity Interests that voted to accept an immediate Cash payment of $0.50 per share. As a result of subsequent events, including, among other things, the Equity Committee's continued prosecution of a separate plan, part of the settlement was withdrawn. Under current Third Joint Plan, however, a similar opportunity exists.

                  Specifically, the terms of the Federal Settlement are as follows:

                  o Federal will hold an Allowed Federal Claim in the amount of $52,113,000 against both the Consolidated SWINC Estate and the Consolidated SWE&C Estate and will be permitted to vote such Allowed Federal Claim as an Allowed Class 5A Claim and an Allowed Class 5B Claim. On the Effective Date, however, Federal will be deemed to have elected under sections 502 and 509 of the Bankruptcy Code to receive distributions on the Allowed Federal Claim filed against the Consolidated SWINC Estate only, and any distribution on such Allowed Federal Claim shall satisfy and discharge any obligation by the Debtors on Proof of Clam No. 5179 filed by Lumbermens in an amount in excess of $6 million relating to potential losses by Lumbermens in connection with its issuance of surety bonds, which claim amended and superseded Proofs of Claim Nos. 3300 and 4419.

                  o In addition, Chubb Canada will receive a distribution of the Canadian Cash, which Cash shall be held in trust by Chubb Canada for its use in defending, settling or otherwise resolving the Isobord Litigation, as well as a transfer, conveyance, distribution, or assignment from Debtor or non-debtor affiliate insured/obligee of all insurance proceeds in excess of the Canadian Cash relating to Isobord, including, without limitation, errors and omission, efficacy, directors and officers and any other policy or bond that may provide coverage or indemnification for Isobord claims. Any Canadian Cash remaining at the conclusion of the Isobord Litigation shall be paid over to the SWE&C Liquidating Trustee to be distributed in accordance with the Third Joint Plan. The Debtors, non-debtor affiliates, the Consolidated SWINC Estate and/or Reorganized SWINC will not be permitted to settle any potentially insured Isobord claim without obtaining Federal's consent.

                  o Upon the allowance of the Federal Claims, Federal will also release any and all Claims for subrogation or other Claims it has or might have against the Consolidated SWINC Estate or the Consolidated SWE&C Estate, including but not limited to, Claims for indemnification, contribution, reimbursement or subrogation arising out of the Isobord Litigation in Canada. Federal shall have complete control of the Isobord Litigation, with complete authority to settle or otherwise resolve the Isobord Litigation without the consent or participation of any of the Debtors. While Federal will waive any Claim against the Consolidated SWINC and SWE&C Estates in connection with the Isobord Litigation, Federal is not agreeing to indemnify SWINC or any other of the Debtors from liability in connection with the Isobord Facility. Furthermore, Federal is also not waiving any of its rights or defenses as surety, either in law, in equity or under the bonds that it might have against Isobord with respect to the Isobord Facility or any


                                       74

                           related contract, but in no event will the Allowed Federal Claim exceed $52,113,000 because of the Isobord Litigation.

                  o Federal will also receive the lesser of (i) ten percent (10%) or (ii) $1,250,000 from the gross proceeds received from any insurance recovery on the claims asserted by Maine Yankee by way of a transfer, conveyance, distribution or assignment from the Debtors.

                  o Finally, if Class 9A: SWINC Equity Interests vote to accept the Third Joint Plan, then upon the Consolidated SWINC Estate having made distributions in the aggregate amount of $25,000,000 to Federal, on account of the Allowed Federal Claim in Class 5A, Federal will pay to the Equity Settlement Fund, which shall be administered by the Consolidated SWINC Estate Governing Board, an amount equal to $0.50 per share to Holders of Old Common Stock as of the Equity Voting Record Date that voted to accept the Third Joint Plan (the aggregate amount of such distribution not to exceed $7,113,000). On the Effective Date, the Cash in the Equity Settlement Fund shall be distributed to holders of Allowed Class 9A: SWINC Equity Interests (i.e., holders of Old Common Stock as of the Equity Voting Record
                           Date) that voted to accept the Third Joint Plan. Federal will have no right to recoup from the Consolidated SWINC Estate any portion of the payment made to the Equity Settlement Fund from either the Consolidated SWINC Estate or the Consolidated SWE&C Estate, and the Initial Federal Distribution shall count towards the payment of the Allowed Federal Claim in Class 5A.

                  o In the event Class 9A does not vote to accept the Third Joint Plan, Federal will retain all rights against the Consolidated SWINC Estate on the Allowed Federal Claim in Class 5A in the amount of $52,113,000 for distribution purposes.

                  The Federal Settlement is contingent upon confirmation of the Third Joint Plan, and will be binding on all interested parties upon approval of the Third Joint Plan, and absent the Federal Settlement, certain individual Debtors, including SWINC and SWEC could be liable to Federal in an amount that exceeds $80 million.

                  United States Fidelity and Guaranty Company, St. Paul Fire and Marine Insurance Company and St. Paul Surplus Lines Insurance Company (collectively, the Non-Settling Insurers) do not consent to and oppose the assignment, conveyance, distribution or transfer of any rights under their policies, including the rights to proceeds, if any. The rights of the Non-Settling Insurers to challenge the validity, effectiveness or enforceability of any proposed assignments or transfers under their policies or applicable law are hereby expressly preserved.

                  4.     The Maine Yankee Settlement

                  As part of the settlements embodied in the Third Joint Plan, the Plan Proponents propose a settlement of various disputes between the Debtors and Maine Yankee. Specifically, Maine Yankee initially filed numerous proofs of claim in the Bankruptcy Cases in the amount of $78.2 million stemming from alleged performance defaults under a decommissioning agreement related to Maine Yankee's nuclear power plant in Wiscasset, Maine. Maine Yankee's claim was ultimately capped at $64.8 million after an eight-day proceeding to address the Maine Yankee claims, of which a total of $20.8 million was estimated to be Maine Yankee's allowable claim in the SWE&C, SWINC and SWEC bankruptcy cases ($64.8 million less $44 million previously paid by Federal).

                                       75

                  Subsequent to the mediation conducted in July 2003, the Debtors, Federal and the Creditors' Committee reached an agreement with Maine Yankee regarding the Maine Yankee Claims. Thereafter, and as part of resolving numerous other disputes, the Equity Committee agreed to settle the Maine Yankee Claims, approval of which settlement is sought pursuant to this Third Joint Plan.

                  The principal terms of the Maine Yankee Settlement are as follows:

                  o Maine Yankee will hold an Allowed Maine Yankee Claim in the amount of $20,300,000 against both the Consolidated SWINC Estate and the Consolidated SWE&C Estate and will be permitted to vote such Allowed Maine Yankee Claim as an Allowed Class 5A Claim and an allowed Class 5B Claim. On the Effective Date, however, Maine Yankee will be deemed to have elected under sections 502 and 509 of the Bankruptcy Code to receive distributions on the Allowed Maine Yankee Claim filed against the Consolidated SWINC Estate only.

                  o If Class 9A: SWINC Equity Interests vote to accept the Third Joint Plan, SWINC shall make the Initial Maine Yankee Distribution to Maine Yankee on account of the Allowed Maine Yankee Claim in Class 5A out of which Maine Yankee will pay to the Equity Settlement Fund, which shall be administered by the Consolidated SWINC Estate Governing Board, an amount equal to $0.12 per share to Holders of Old Common Stock as of the Equity Voting Record Date that voted to accept the Third Joint Plan (the aggregate amount of any such payment cannot exceed $1,800,000). On the Effective Date, the Cash in the Equity Settlement Fund shall be distributed to holders of Allowed Class 9A: SWINC Equity Interests (i.e., holders of Old Common Stock as of the Equity Voting ---- Record Date) that voted to accept the Third Joint Plan. Maine Yankee will not have the right to recoup from either the Consolidated SWINC Estate or the Consolidated SWE&C Estate any portion of the payment made to the Equity Settlement Fund, and the Initial Maine Yankee Distribution shall count towards the payment of the Allowed Maine Yankee Claim in Class 5A.

                  o In the event Class 9A does not vote to accept the Third Joint Plan, Maine Yankee will retain all rights against the Consolidated SWINC Estate on the Allowed Maine Yankee Claim in Class 5A in the amount of $20,300,000 for distribution purposes.

                  o The Consolidated SWINC Estate will have the SWINC MY Contribution Claim against the Consolidated SWE&C Estate in the fixed allowed amount of $16.8 million, regardless of actual cash distributions made by SWINC on the Allowed Maine Yankee Claim, which claim shall be treated as an Allowed Class 5B: SWE&C General Unsecured Claim; provided, however, that in no event shall Maine Yankee be entitled to distributions in excess of $20,300,000 (including, without limitation, amounts received on account of the SWINC MY Contribution Claim).

                  o Maine Yankee will have a first lien on any distributions from the Consolidated SWE&C Estate on account of the SWINC MY Contribution Claim for any amount necessary to "top up" the cash recovery by Maine Yankee against SWINC to $18.5 million, net of any payment made by Maine Yankee to the Equity Settlement Fund.

                                       76

                  o Upon Maine Yankee's receipt of $18.5 million in cash (after giving effect to any payments made to the Equity Settlement Fund on account of accepting Class 9A: SWINC Equity Interests), all proceeds payable by the Consolidated SWE&C Estate on account of the SWINC MY Contribution Claim will be made to the Consolidated SWINC Estate for distribution under the Third Joint Plan.

                  o Notwithstanding any contrary provision of Article VII, Section R of the Third Joint Plan, the Debtors shall release all claims and causes of action that they or any one of them have or may have had against Maine Yankee, as of the Effective Date. Without limiting the generality of the following, Adversary Proceeding No. 02-02031 (PJW) now pending in the Court, shall be dismissed, with prejudice and without costs to any party.

                  The Maine Yankee Settlement is contingent upon confirmation of the Third Joint Plan and will be binding.

                  5.       The Equity Settlement Fund

                  The Equity Settlement Fund shall be Administered by the Consolidated SWINC Estate for the benefit of all Holders of Old Common Stock, as of the Equity Voting Record Date, who voted to accept the Third Joint Plan. The cost of administering the Equity Settlement Fund shall be paid by the Consolidated SWINC Estate. Holders of Old Common Stock as of the Equity Voting Record Date that voted to accept the Third Joint Plan shall be deemed to hold a pro rata beneficial interest in the Equity Settlement Fund, determined by the number of shares held by each Holder in relation to the total number of shares that voted to accept the Third Joint Plan.

                  6.     The Asbestos Trust

                  As part of the Third Joint Plan, the Plan Proponents propose a settlement of disputes between the Debtors and the Asbestos Insurance Carriers. The Asbestos Insurance Carriers have contended that they hold certain claims against the Debtors arising from the Debtors' obligations under certain insurance policies and claims handling agreements. Specifically, the Asbestos Insurance Carriers note that the Asbestos Insurance Carriers issued, before the Petition Date, liability insurance policies to one or more of the Debtors that relate to, among other things, potential liability for exposure of third parties to asbestos. The Asbestos Insurance Carriers also contend that SWEC is party to a number of pre-petition claims handling agreements, including, but not limited to the Weitz & Luxenberg Agreements, under which SWEC undertook certain obligations with respect to lawsuits brought against SWEC for personal injury based upon exposure to asbestos. The Asbestos Insurance Carriers argue that they hold claims against the Debtors because, under the insurance policies and the claims handling agreements, the Debtors promised to (i) pay certain amounts relating to defense costs, (ii) cooperate with the Asbestos Insurance Carriers in the defense of claims, and (iii) to pay certain amounts with respect to any settlements or judgements. The Asbestos Carriers finally contend that unless the Debtors provide adequate means for performance of the Debtors' ongoing obligations under the insurance policies and the claims handling agreements, such as cooperating on the defense of claims, receipt of service of process and maintaining corporate records, the Asbestos Insurance Carriers would no longer have a duty to defend or indemnify. The Debtors dispute these contentions of the Asbestos Insurance Carriers.

                  In order to resolve the dispute, the Proponents and the Asbestos Insurance Carriers reached an agreement regarding ongoing obligations to defend and indemnify. The substance of the agreement is set forth in the Asbestos Trust and is more specifically set forth in Article VII.M. and Exhibit A of the Third Joint Plan.

                                       77

                  If and to the extent the Non-Settling Insurers - United States Fidelity and Guaranty Company, St. Paul Fire and Marine Insurance Company and St. Paul Surplus Lines Insurance Company - are Asbestos Insurance Carriers, they have not entered into a compromise agreement relating to Asbestos Claims. Accordingly, the terms of the Third Joint Plan and Asbestos Trust that implement compromises with certain insurers, including without limitation, this Article VII(N)(6) of the Third Joint Plan, do not apply to or affect the claims or rights of the Non-Settling Insurers.

                                  ARTICLE XIV

                           RETENTION OF JURISDICTION

         Pursuant to sections 105(a) and 1142 of the Bankruptcy Code and notwithstanding entry of the Confirmation Order and the occurrence of the Effective Date, the Court will retain exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Cases and the Third Joint Plan to the fullest extent permitted by law, including, among other things, jurisdiction to:

                              (i) Allow, disallow, determine, liquidate, classify, estimate or establish the priority or secured or unsecured status of any Claim or Interest, including the resolution of any request for payment of any Administrative Claim and the resolution of any objections to the allowance or priority of Claims or Interests;

                              (ii) Hear and determine all suits or adversary proceedings to recover assets of the Debtors and property of their Estates, wherever located;

                              (iii) Hear and determine all matters related to the assumption, assumption and assignment, or rejection of any executory contract or unexpired lease to which any Debtor may be liable, including, if necessary, the nature or amount of any required Cure of the liquidation or allowance of any Claims arising therefrom;

                              (iv) Ensure that distributions to holders of Allowed Claims and Allowed Interests are accomplished pursuant to the provisions of the Third Joint Plan;

                              (v) Hear and determine any and all adversary proceedings, motions, applications, and contested or litigated matters arising out of, under, or related to, the Chapter 11 Cases;

                              (vi) Enter such orders as may be necessary or appropriate to execute, implement or consummate the provisions of the Third Joint Plan and all contracts, instruments, releases and other agreements or documents created in connection with the Third Joint Plan, the Disclosure Statement or the Confirmation Order;

                              (vii) Resolve any cases, controversies, suits or disputes that may arise in connection with the consummation, interpretation or enforcement of the Third Joint Plan or any contract, instrument, release or other agreement or document that is executed or created pursuant to the Third Joint Plan, or any entity's rights arising from or obligations incurred in connection with the Third Joint Plan or such documents;

                              (viii) Consider any modifications of the Third Joint Plan, cure any defect or omission, or reconcile any inconsistency in any order of the Court including, without limitation, the Confirmation Order;


                                       78

                              (ix) Hear and determine all applications for compensation and reimbursement of expenses of Professionals under the Third Joint Plan or under sections 330, 331 503(b), 1103 and 1129(a)(4) of the Bankruptcy Code, provided, however, that from and after the Effective Date the payment of fees and expenses of the Professionals of Reorganized SWINC shall be made in the ordinary course of business and shall not be subject to the approval of the Court;

                              (x) Issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any Entity with consummation, implementation or enforcement of the Third Joint Plan or the Confirmation Order;

                              (xi) Hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

                              (xii) Enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason or in any respect modified, stayed, reversed, revoked or vacated or distributions pursuant to the Third Joint Plan are enjoined or stayed;

                              (xiii) Enforce all orders, judgments,
         injunctions, releases, exculpations, indemnifications and rulings entered in connection with the Chapter 11 Cases;

                              (xiv) Hear and determine all disputes or other matters arising in connection with the interpretation, implementation or enforcement of the Asset Purchase Agreement and the Sale Order;

                              (xv) Hear and determine disputes with respect to compensation of the SWE&C Liquidating Trustee and his professional advisors;

                              (xvi) Hear and determine disputes with respect to compensation of the SWINC Plan Administrator and his professional advisors;

                              (xvii) Hear and determine such other matters as may be provided in the Confirmation Order or as may be authorized under, or not inconsistent with, provisions of the Bankruptcy Code; and

                              (xviii)Enter a final decree closing the Chapter 11 Cases.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

         A.       BAR DATES FOR CERTAIN CLAIMS

                  1.       Administrative Claims Bar Date

                           The Confirmation Order will establish an
Administrative Claims Bar Date for filing Administrative Claims, which date shall be sixty (60) days after the Confirmation Date (the


                                       79

"Administrative Claims Bar Date"). Holders of asserted Administrative Claims, except for Professional Fee Claims, not paid prior to the Effective Date shall submit requests for payment of Administrative Claim on or before such Administrative Claims Bar Date or forever be barred from doing so. The notice of the Effective Date to be delivered pursuant to Bankruptcy Rules 3020(c) and 2002(f) will set forth such date and constitute notice of this Administrative Claims Bar Date. The Debtors, the SWINC Plan Administrator and the SWE&C Liquidating Trustee, as the case may be, shall have ninety (90) days (or such longer period as may be allowed by order of the Court) following the Administrative Claims Bar Date to review and object to such Administrative Claims.

                  2.       Professional Fee Claims; Substantial Contribution
                           Claims

                           All Persons requesting compensation or reimbursement
of Professional Fee Claims pursuant to section 327, 328, 330, 331, 503(b) or 1103 of the Bankruptcy Code for services rendered to the Debtors prior to the Effective Date (including requests under section 503(b)(4) of the Bankruptcy Code by any Professional or other entity for making a substantial contribution in the Chapter 11 Cases) shall file and serve on the SWINC Plan Administrator and the SWE&C Liquidating Trustee an application for final allowance of compensation and reimbursement of expenses no later than ninety (90) days after the Confirmation Date, unless otherwise ordered by the Court (the "Professional Fee Bar Date"). Objections to applications of such Professionals or other entities for compensation or reimbursement of expenses must be filed and served on the SWINC Plan Administrator, and the SWE&C Liquidating Trustee and the requesting Professional or other entity no later than sixty (60) days after the Professional Fee Bar Date (or such longer period as may be allowed by order of the Court).

         B.       PAYMENT OF STATUTORY FEES

         All fees payable pursuant to section 1930 of title 28 of the United States Code, as determined by the Court at the Confirmation Hearing, shall be paid on the Effective Date, and neither the Debtors, their Estates, the SWINC Plan Administrator nor the SWE&C Liquidating Trustee shall thereafter be liable for the payment of any additional fees under 28 U.S.C. ss. 1930, other than with respect to the Chapter 11 Cases of SWINC and SWE&C.

         C.       AMENDMENT OR MODIFICATION OF THE THIRD JOINT PLAN

         The Plan Proponents may alter, amend, or modify the Third Joint Plan or any Plan Exhibits under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Hearing, provided all Plan Proponents have agreed to such alteration, amendment or modification. After the Confirmation Date and prior to substantial consummation of the Third Joint Plan as defined in section 1101(2) of the Bankruptcy Code, the Plan Proponents may, under section 1127(b) of the Bankruptcy Code, institute proceedings in the Court to remedy any defect or omission or reconcile any inconsistencies in the Third Joint Plan, the Disclosure Statement, or the Confirmation Order, and such matters as may be necessary to carry out the purposes and effects of the Third Joint Plan.

         D.       SEVERABILITY OF THIRD JOINT PLAN PROVISIONS

         If, prior to the Confirmation Date, any term or provision of the Third Joint Plan is determined by the Court to be invalid, void or unenforceable, the Court, at the request of any Debtor, will have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision will then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Third Joint Plan will remain in full force and effect and will in no way be affected, impaired or

                                       80

invalidated by such holding, alteration or interpretation. The Confirmation Order will constitute a judicial determination and will provide that each term and provision of the Third Joint Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

         E.       SUCCESSORS AND ASSIGNS

         The rights, benefits and obligations of any entity named or referred to in the Third Joint Plan shall be binding on, and shall inure to the benefit of any heir, executor, administrator, successor or assign of such entity.

         F.       PLAN SUPPLEMENT

         Any and all exhibits, lists or schedules not filed with the Third Joint Plan shall be contained in the Plan Supplement and filed with the Clerk of the Bankruptcy Court no later than the deadline for objecting to the Third Joint Plan, October 20, 2003. Upon its filing, the Plan Supplement may be inspected in the office of the Clerk of the Bankruptcy Court or its designee during normal business hours. Claimholders and Interestholders may obtain a copy of the Plan Supplement upon written request to Debtor in accordance with
Article XIII.H of the Third Joint Plan. The Plan Proponents explicitly reserve the right to modify or make additions to or subtractions from any schedule to the Third Joint Plan and to modify any exhibit to the Third Joint Plan prior to the Confirmation Hearing.

         G.       REVOCATION, WITHDRAWAL OR NON-CONSUMMATION

         The Plan Proponents reserve the right, to revoke or withdraw the Third Joint Plan at any time prior to the Confirmation Date and to file subsequent plans of reorganization. If the Plan Proponents revoke or withdraw the Third Joint Plan or if Confirmation or Consummation does not occur, then, (i) the Third Joint Plan shall be null and void in all respects, (ii) any settlement or compromise embodied in the Third Joint Plan (including the fixing or limiting to an amount certain any Claim or Class of Claims), assumption or rejection of executory contracts or leases affected by the Third Joint Plan, and any document or agreement executed pursuant to the Third Joint Plan, shall be deemed null and void, and (iii) nothing contained in the Third Joint Plan shall
(a) constitute a waiver or release of any Claims by or against, or any Interests in, such Debtors or any other Person, (b) prejudice in any manner the rights of such Debtors or any other Person, or (c) constitute an admission of any sort by the Debtors or any other Person.

         H.       NOTICE

         Any notice required or permitted to be provided to the Debtors, the Creditors' Committee or the Equity Committee, under the Third Joint Plan shall be in writing and served by (a) certified mail, return receipt requested, (b) hand delivery, or (c) overnight delivery service, to be addressed as follows:

                  If to the Debtors:

                  STONE & WEBSTER, INCORPORATED
                  45 Milk Street
                  Boston, Massachusetts 02109
                  Attn:  James P. Carroll

                  with copies to:

                                       81

                  SKADDEN ARPS SLATE MEAGHER
                         & FLOM LLP
                  One Rodney Square
                  Wilmington, Delaware 19899-0636
                  Attn:  Gregg M. Galardi, Esq.
                         Eric M. Davis, Esq.

                  If to Federal:

                  DUANE MORRIS LLP
                  1100 North Market Street, Suite 1200
                  Wilmington, Delaware 19801-1246
                  Attn:  Michael R. Lastowski, Esq.

                  - and -

                  MANIER & HEROD
                  150 4th Avenue North, Suite 2200
                  Nashville, Tennessee  37219
                  Attn:  J. Michael Franks, Esq.
                         Sam H. Poteet, Jr., Esq.
                         Thomas T. Pennington, Esq.

                  If to the Creditors' Committee:

                  ORRICK, HERRINGTON & SUTCLIFFE LLP
                  666 Fifth Avenue
                  New York, New York 10103
                  Attn:  Anthony Princi, Esq.
                         Lorraine S. McGowen, Esq.

                  - and -

                  LANDIS RATH & COBB LLP
                  919 Market Street, Suite 600
                  P.O. Box 2087
                  Wilmington, Delaware  19801
                  Attn:  Adam G. Landis, Esq.

                  If to the Equity Committee:

                  BELL, BOYD & LLOYD LLC
                  70 West Madison Street, Suite 3300
                  Chicago, IL 60602
                  Attn:  David F. Heroy, Esq.
                         Carmen H. Lonstein, Esq.

                         - and -

                                       82

                  BIFFERATO, BIFFERATO & GENTILOTTI
                  1308 Delaware Avenue
                  Wilmington, Delaware 19806
                  Attn:  Ian Connor Bifferato, Esq.

                  If to Maine Yankee

                  PIERCE ATWOOD
                  One Monument Square
                  Portland, Maine  04101
                  Attn:  William J. Kayatta, Jr., Esq.

                         -and-

                  MARCUS, CLEGG & MISTRETTA, P.A.
                  100 Middle Street, East Tower
                  Portland, Maine  04101-4102
                  Attn:  George J. Marcus, Esq.

                         -and-

                  FERRY, JOSEPH & PEARCE, P.A.
                  824 Market Street, Suite 904
                  P.O. Box 1351
                  Wilmington, Delaware  19899-1351
                  Attn:  Michael B. Joseph, Esq.
                         Theodore J. Tacconelli, Esq.

         I.       GOVERNING LAW

         Except to the extent the Bankruptcy Code, the Bankruptcy Rules or other federal law is applicable, or to the extent a Plan Exhibit provides otherwise, the rights and obligations arising under this Third Joint Plan shall be governed by, and construed and enforced in accordance with, the laws of Delaware, without giving effect to the principles of conflicts of law of such jurisdiction.

                                       83

         J.       TERM OF INJUNCTIONS OR STAYS

         With respect to SWINC, the SWINC Subsidiaries, SWE&C and the SWE&C Subsidiaries all injunctions or stays provided for in the Chapter 11 Cases under section 105, 362 or 524 of the Bankruptcy Code or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until all property of the Estate(s) of SWINC and the SWINC Subsidiaries, SWE&C and the SWE&C Subsidiaries has been distributed.

Dated:   Wilmington, Delaware
         August 27, 2003

                              STONE & WEBSTER, INC., et al.
                                                     -- --
                              Debtors and Debtors-in-Possession

                              By:      /s/ James P. Carroll
                                  ----------------------------------------------
                              Name:    James P. Carroll
                                    --------------------------------------------
                              Title:   President and Chief Restructuring Officer
                                     -------------------------------------------



                              FEDERAL INSURANCE COMPANY


                              By:     /s/ Wayne Walton
                                  ----------------------------------------------
                              Name:   Wayne Walton
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------



                              MAINE YANKEE ATOMIC POWER COMPANY


                              By:    /s/ Joseph D. Fay
                                  ----------------------------------------------
                              Name:  Joseph D. Fay
                                   ---------------------------------------------
                              Title:  General Counsel, Clerk,
                                      and Assistant Secretary
                                    --------------------------------------------



                              OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF
                              STONE & WEBSTER, INC., et al.,
                                                     -- --
                              Debtors and Debtors-in-Possession


                              By:   /s/ Bayard Graf
                                  ----------------------------------------------
                              Name:   Bayard Graf
                                    --------------------------------------------
                              Title:   Chairperson, Official Committee
                                       of Unsecured Creditors

                                       84

                              OFFICIAL COMMITTEE OF EQUITY SECURITY HOLDERS OF STONE & WEBSTER, INCORPORATED


                              By:   /s/ Brian D. Brookover
                                 -----------------------------------------------
                              Name:  Brian D. Brookover
                                   ---------------------------------------------
                              Title:    Portfolio Manager
                                    --------------------------------------------




  /s/ Gregg M. Galardi
----------------------------------------------------------
Gregg M. Galardi (I.D. No. 2991)
Eric M. Davis (I.D. No. 3621)
SKADDEN, ARPS, SLATE, MEAGHER
  & FLOM LLP
One Rodney Square
P.O. Box 636
Wilmington, Delaware  19899-0636
(302) 651-3000

Attorneys for Debtors and
  Debtors-in-Possession

Anthony Princi, Esq.
Lorraine S. McGowen, Esq.
ORRICK, HERRINGTON & SUTCLIFFE LLP
666 Fifth Avenue
New York, New York 10103

         - and -

  /s/ Adam G. Landis
-----------------------------------------------------------
Adam G. Landis (I.D. No. 3407)
LANDIS RATH & COBB LLP
919 Market Street, Suite 600
P.O. Box 2087
Wilmington, Delaware  19801
(302) 467-4400

Attorneys for the Official Committee
  of Unsecured Creditors

                                       85

J. Michael Franks
Sam H. Poteet, Jr.
Thomas T. Pennington
MANIER & HEROD
150 4th Avenue North, Suite 2200
Nashville, Tennessee  37219

         -and-

  /s/ Michael R. Lastowski
Michael R. Lastowski (I.D. No. 3892)
DUANE MORRIS LLP
1100 North Market Street, Suite 1200
Wilmington, Delaware 19801-1246
(302) 657-4900

Attorneys for Federal Insurance
  Company

William J. Kayatta, Jr., Esq.
PIERCE ATWOOD
One Monument Square
Portland, Maine  04101

                  -and-

George J. Marcus, Esq.
MARCUS, CLEGG & MISTRETTA, P.A.
100 Middle Street, East Tower
Portland, Maine  04101-4102

                  -and-

  /s/ George J. Marcus
------------------------------------------------------------
Michael B. Joseph, Esq. (I.D. No. 392)
Theodore J. Tacconelli, Esq. (I.D. No. 2678)
FERRY, JOSEPH & PEARCE, P.A.
824 Market Street, Suite 904
P.O. Box 1351
Wilmington, Delaware  19899-1351
(302) 575-1555

Attorneys for Maine Yankee Atomic
  Power Company

                                       86

David F. Heroy, Esq.
Carmen H. Lonstein, Esq.
BELL, BOYD & LLOYD LLC
70 West Madison Street, Suite 3300
Chicago, Illinois 60602

                  - and -

  /s/ Ian Connor Bifferato
BIFFERATO, BIFFERATO &
  GENTILOTTI
Ian Connor Bifferato, Esq.
1308 Delaware Avenue
Wilmington, Delaware 19806
(302) 429-1900

Attorneys for Official Committee of Equity
  Security Holders of Stone & Webster,
  Incorporated

                                       87

                               TABLE OF CONTENTS

                                                                                                 PAGE

INTRODUCTION........................................................................................1

ARTICLE I DEFINITIONS, RULES OF INTERPRETATION,
   COMPUTATION OF TIME AND GOVERNING LAW............................................................1

   A.  Scope of Definitions; Rules of Construction..................................................1

   B.  Definitions..................................................................................1

   C.  Rules of Interpretation.....................................................................25

   D.  Computation of Time.........................................................................26

ARTICLE II CLASSIFICATION OF CLAIMS AND INTERESTS..................................................26

   A.  Introduction................................................................................26

   B.  Summary of Unclassified Claims (not entitled to vote on the Third Joint Plan)...............26
       1.  General Administrative Claims...........................................................26
       2.  SWINC Administrative Claims.............................................................26
       3.  SWINC Priority Tax Claims...............................................................26
       4.  SWE&C Administrative Claims.............................................................26
       5.  SWE&C Priority Tax Claims...............................................................27

   C.  Summary of Classified Claims and Interests .................................................27
       1.  Consolidated SWINC Estate Classifications...............................................27
       2.  Consolidated SWE&C Estate Classifications...............................................27

   D.  Classification of Unimpaired Classes of Claims and Interests (deemed to have accepted the Third Joint Plan and therefore not entitled to vote)...........................28
       1.  Consolidated SWINC Estate Classifications...............................................28
       2.  SWE&C Classifications...................................................................28

   E.  Classification of Impaired Classes of Claims and Interests..................................29
       1.  SWINC Classifications...................................................................29
       2.  SWE&C Classifications...................................................................30

ARTICLE III TREATMENT OF UNCLASSIFIED GENERAL CLAIMS...............................................31

   A.  Unclassified General Claims.................................................................31
       1.  General Administrative Claims...........................................................31
       2.  General Professional Fee Claims.........................................................31

ARTICLE IV TREATMENT OF CLAIMS AGAINST AND INTERESTS
   IN SWINC AND THE SWINC SUBSIDIARIES.............................................................31

   A.  Unclassified SWINC Claims...................................................................31
       1.  SWINC Administrative Claims.............................................................31
       2.  SWINC Priority Tax Claims...............................................................31

   B.  Unimpaired Classes of SWINC Claims..........................................................32
       1.  Class 1A:  SWINC Secured Claims.........................................................32
       2.  Class 2A:    SWINC Other Priority Claims................................................32

   C.  Impaired Classes of SWINC Claims and Interests..............................................32
       1.  Class 3A:   SWINC Asbestos Claims.......................................................32
       2.  Class 4A:  SWINC Convenience Claims.....................................................33
       3.  Class 5A:  SWINC General Unsecured Claims...............................................33
       4.  Class 6A:  SWINC Intraestate Claims.....................................................33
       5.  Class 7A:  SWINC Subordinated Claims ...................................................33
       6.  Class 8A:  SWINC Securities Claims......................................................34
       7.  Class 9A:  SWINC Equity Interests.......................................................34
       8.  Class 10A:  SWINC Subsidiary Interests..................................................35

   D.  Special Provision Regarding Unimpaired Claims...............................................35

ARTICLE V TREATMENT OF CLAIMS AGAINST AND INTERESTS
   IN SWE&C AND THE SWE&C SUBSIDIARIES.............................................................35

   A.  Unclassified SWE&C Claims...................................................................35
       1.  SWE&C Administrative Claims.............................................................35
       2.  SWE&C Priority Tax Claims...............................................................36

   B.  Unimpaired Classes of SWE&C Claims..........................................................36
       1.  Class 1B:  SWE&C Miscellaneous Secured Claims...........................................36
       2.  Class 2B:  SWE&C Other Priority Claims..................................................36

   C.  Impaired Classes of SWE&C Claims and Interests..............................................36
       1.  Class 3B:  SWE&C Asbestos Claims........................................................36
       2.  Class 4B:  SWE&C Convenience Claims.....................................................37
       3.  Class 5B:  SWE&C General Unsecured Claims...............................................37
       4.  Class 6B:  SWE&C Intraestate Claims.....................................................37
       5.  Class 7B:  SWINC Intercompany Claims....................................................37
       6.  Class 8B:  SWE&C Subordinated Claims....................................................37
       7.  Class 9B:  SWE&C Subsidiary Interests...................................................38
       8.  Class 10B:  SWE&C Interests.............................................................38

   D.  Special Provision Regarding Unimpaired Claims...............................................38

ARTICLE VI ACCEPTANCE OR REJECTION OF THE THIRD JOINT PLAN.........................................38

   A.  Impaired Classes of Claims and Interests Entitled to Vote...................................38

   B.  Acceptance by an Impaired Class.............................................................38

   C.  Unimpaired Classes Conclusively Presumed to Accept Third Joint Plan.........................38
       1.  SWINC Classes...........................................................................38
       2.  SWE&C Classes...........................................................................39


                                       ii

   D.  Classes Deemed to Reject Third Joint Plan...................................................39
       1.  SWINC Classes ..........................................................................39
       2.  SWE&C Classes...........................................................................39

   E.  Summary of Classes Voting on the Third Joint Plan...........................................39
       1.  SWINC Classes...........................................................................39
       2.  SWE&C Classes...........................................................................39

   F.  Confirmation Pursuant to Section 1129(b) of the Bankruptcy Code.............................39

ARTICLE VII MEANS FOR IMPLEMENTATION OF THE THIRD JOINT PLAN.......................................39

   A.  Substantive Consolidation...................................................................39
       1.  Consolidation of SWINC and the SWINC Subsidiaries.......................................40
       2.  Consolidation of SWE&C and the SWE&C Subsidiaries.......................................40

   B.  Merger of Entities..........................................................................40

   C.  Continued Corporate Existence of Reorganized SWINC..........................................41

   D.  Dissolution of SWE&C and the SWE&C Subsidiaries.............................................41

   E.  Certificate of Incorporation and By-laws of Reorganized SWINC...............................41

   F.  Directors and Officers of Reorganized SWINC.................................................42

   G.  Corporate Action............................................................................42

   H.  Cancellation of Securities, Instruments and Agreements Evidencing Claims
       and Interests...............................................................................42

   I.  Issuance of Reorganized SWINC New Common and Preferred Stock................................42

   J.  Effectuating Documents; Further Transactions................................................43

   K.  Consolidated SWINC Estate Governing Board...................................................43

   L.  The SWINC Plan Administrator................................................................43
       1. Appointment..............................................................................43
       2. Rights, Powers and Duties of the Consoldiated SWINC Estate and the
          SWINC Plan Administrator.................................................................43
       3.  Compensation of the SWINC Plan Administrator............................................44
       4.  Indemnification.........................................................................44
       5.  Insurance...............................................................................45
       6.  Authority to Object to Claims and Interests and to Settle Disputed Claims...............45

   M.  The Asbestos Trust..........................................................................45

   N.  The Asbestos Trustee........................................................................46
       1.  Appointment.............................................................................46


                                      iii

       2.  Rights, Powers and Duties of the Asbestos Trustee ......................................46
       3.  Compensation of the Asbestos Trustee ...................................................47
       4.  Indemnification.........................................................................47
       5.  Insurance...............................................................................47
       6.  Asbestos Insurance Policies.............................................................48

   O.  The SWE&C Liquidating Trust.................................................................48
       1.  Appointment of Trustee..................................................................48
       2.  Transfer of SWE&C Liquidating Trust Assets to the SWE&C Liquidating Trust...............48
       3.  The SWE&C Liquidating Trust.............................................................48
       4.  Compensation of the SWE&C Liquidating Trustee...........................................49
       5.  The SWE&C Liquidating Trust Advisory Board..............................................50
     P.  Interestate Oversight Board...............................................................51

   Q.  No Revesting of Assets......................................................................51

   R.  Preservation of Rights of Action............................................................51

   S.  Creditors' Committee and Equity Committee...................................................53
       1.  Dissolution of Creditors' Committee.....................................................53
       2.  Dissolution of Equity Committee.........................................................53

   T.  Sources of Cash for Third Joint Plan Distributions..........................................53

   U.  Exemption from Certain Transfer Taxes.......................................................53

   V.  Release of Liens............................................................................54

   W.  Special Provisions Regarding Insured Claims.................................................54

ARTICLE VIII DESCRIPTION OF SECURITIES AND INSTRUMENTS
   TO BE ISSUED IN CONNECTION WITH THE THIRD JOINT PLAN............................................55

   A.  Reorganized SWINC New Common Stock..........................................................55

   B.  Reorganized SWINC New Series A Preferred Stock..............................................55

   C.  Reorganized SWINC New Series B Preferred Stock..............................................57

ARTICLE IX PROVISIONS GOVERNING DISTRIBUTIONS......................................................58

   A.  Distributions for Claims or Interests Allowed as of the Effective Date......................58

   B.  Interest on Claims or Interests.............................................................58

   C.  Distributions by Disbursing Agents .........................................................58

   D.  Delivery of Distributions and Undeliverable or Unclaimed Distributions......................59
       1.  Delivery of Distributions in General....................................................59
       2.  Undeliverable and Unclaimed Distributions...............................................59



                                       iv

   E.  Notification Date for Distributions to Holders of Equity Securities.........................60

   F.  Surrender of Securities or Instruments......................................................60

   G.  Means of Cash Payment.......................................................................60

   H.  Withholding and Reporting Requirements......................................................60

   I.Setoffs.......................................................................................61
       1.  By a Debtor.............................................................................61
       2.  By Non-Debtors..........................................................................61

   J.  Fractional Dollars; De Minimus Distributions................................................61

   K.  Allocation of Third Joint Plan Distributions Between Principal and Interest.................61

ARTICLE X TREATMENT OF EXECUTORY CONTRACTS
   AND UNEXPIRED LEASES............................................................................62

   A.  Rejected Contracts and Leases...............................................................62

   B.  Rejection Damages Bar Date..................................................................62

   C.  Assumed Contracts and Leases ...............................................................62

   D.  Pension Plan................................................................................62

   E.  Indemnification Obligations.................................................................63

ARTICLE XI PROCEDURES FOR RESOLVING DISPUTED,
   CONTINGENT AND UNLIQUIDATED CLAIMS AND DISPUTED INTERESTS.......................................63

   A.  Claims Objection Deadlines; Prosecution of Objections.......................................63
       1.  SWINC Claims Objection Deadline.........................................................63
       2.  SWE&C Claims Objection Deadline.........................................................63
       3.  Claims Against Both Consolidated Estates................................................64

   B.  No Distributions Pending Allowance..........................................................64

   C.  Reserves....................................................................................64
       1.  General Administrative Claims Reserve...................................................64
       2.  The SWINC Professional Fee Reserve......................................................64
       3.  SWINC Operating Reserve.................................................................65
       4.  The SWINC Disputed Claims Reserve.......................................................65
       5.  The SWE&C Professional Fee Reserve......................................................65
       6.  SWE&C Operating Reserve.................................................................65
       7.  The SWE&C Disputed Claims Reserve.......................................................66
       8.  The Reorganized SWINC Operating Reserve ................................................66

   D.  Distributions After Allowance...............................................................66



                                       v

ARTICLE XII CONDITIONS PRECEDENT TO CONFIRMATION
   AND CONSUMMATION OF THE THIRD JOINT PLAN........................................................67

   A.  Conditions to Confirmation..................................................................67

   B.  Conditions to Effective Date................................................................67

   C.  Waiver of Conditions........................................................................67

ARTICLE XIII EFFECT OF THIRD JOINT PLAN CONFIRMATION...............................................68

   A.  Binding Effect..............................................................................68

   B.  Releases....................................................................................68
       1.  Releases by the Debtors.................................................................68
       2.  Releases by Holders of Claims and Interests.............................................68
       3.  Injunction Related to Releases..........................................................69

   C.  Discharge of Claims and Termination of Interests............................................69

   D.  Exculpation and Limitation of Liability.....................................................70

   E.  Injunction..................................................................................70

   F.  Satisfaction of Subordination Rights........................................................71

   G.  Compromises and Settlements.................................................................71
       1.  Settlement Authority....................................................................71
       2.  Substantive Consolidation...............................................................72
       3.  The Federal Settlement..................................................................73
       4.  The Maine Yankee Settlement.............................................................75
       5.  The Equity Settlement Fund..............................................................77
       6.  The Asbestos Trust......................................................................77

ARTICLE XIV RETENTION OF JURISDICTION..............................................................78

ARTICLE XV MISCELLANEOUS PROVISIONS................................................................79

   A.  Bar Dates for Certain Claims................................................................79
       1.  Administrative Claims Bar Date..........................................................79
       2.  Professional Fee Claims; Substantial Contribution Claims................................80

   B.  Payment of Statutory Fees...................................................................80

   C.  Amendment or Modification of the Third Joint Plan...........................................80

   D.  Severability of Third Joint Plan Provisions.................................................80

   E.  Successors and Assigns......................................................................81

   F.  Plan Supplement.............................................................................81


                                       vi

   G.  Revocation, Withdrawal or Non-Consummation..................................................81

   H.  Notice......................................................................................81

   I.Governing Law.................................................................................83

   J.  Term of Injunctions or Stays................................................................84



                                      vii

                                   EXHIBIT A

                            ASBESTOS TRUST AGREEMENT

                                   EXHIBIT B

                               LITIGATION CLAIMS

                                   EXHIBIT C

                       SWE&C LIQUIDATING TRUST AGREEMENT

                                   EXHIBIT D

                       SWINC PLAN ADMINISTRATOR AGREEMENT

                                   EXHIBIT E

           AMENDED CERTIFICATE OF INCORPORATION OF REORGANIZED SWINC

                                   EXHIBIT F

                      AMENDED BY-LAWS OF REORGANIZED SWINC

                                   EXHIBIT G

                   CHARTER OF THE INTERESTATE OVERSIGHT BOARD

                                   EXHIBIT H

                       CONTRACTS AND LEASES TO BE ASSUMED


                                   EXHIBIT I

                               INSURANCE POLICIES

                  [TO BE FILED AS PART OF THE PLAN SUPPLEMENT]